united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21872

Mutual Fund Series Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinatti OH 45246

(Address of principal executive offices) (Zip code)

Jennifer Bailey, Gemini Fund Services, LLC.

80 Arkay Dr., Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 866-447-4228

Date of fiscal year end: 3/31

Date of reporting period: 09/30/20

ITEM 1. REPORTS TO SHAREHOLDERS.

Semi-Annual Report

AlphaCentric Income Opportunities Fund
Class A: IOFAX	Class C: IOFCX	Class I: IOFIX

AlphaCentric Premium Opportunity Fund
Class A: HMXAX	Class C: HMXCX	Class I: HMXIX

AlphaCentric Robotics and Automation Fund
Class A: GNXAX	Class C: GNXCX	Class I: GNXIX

AlphaCentric Symmetry Strategy Fund
Class A: SYMAX	Class C: SYMCX	Class I: SYMIX

AlphaCentric LifeSci Healthcare Fund
Class A: LYFAX	Class C: LYFCX	Class I: LYFIX

AlphaCentric Municipal Opportunities Fund
Class A: MUNAX	Class C: MUNCX	Class I: MUNIX

September 30, 2020

AlphaCentric Advisors LLC
53 Palmeras Street, Suite 601
San Juan, PR 00901
1-844-223-8637

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.alphacentricfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

AlphaCentric Premium Opportunity Fund	Q3 2020 Commentary

HMXAX | HMXCX | HMXIX

Coming out of a successful quarter like Q1 2020, it would be easy to rest on laurels. Our models worked. Mission accomplished! However, we find that examining our successes is twice as critical as doing so with our mistakes. Because the biggest mistake the smartest guys in the room make, is thinking they’re smartest guys and never leaving the room. Years of managing money teaches us to approach everything with a beginner’s mind. Humility first. All that said…we are proud of the Fund’s performance so far this year. Ante-COVID, if our consistent history of performance didn’t already prove we aren’t a pony of one trick, our continued steady performance in Q2 should put that to rest. We shifted gears from Q1 and gently continued our ascent as the market ran like a sugar-charged toddler chasing a balloon. And then, September. While for Q3 we ended up 2.1%, the last month of the quarter hit us hard. We stumbled. October continued this poor trend. Not horrifically to be sure. While we are clear with investors that there will be periods of negative performance, no one likes to see them. Our down periods are not long ones historically, but they will happen. Like every other manager, we encourage our investors to look at our performance over a “full-market cycle”. Unlike other managers, in our experience a full cycle is eighteen to twenty-four months. As you can see, we are doing well and maintain our significant lead over most asset classes year to date and since inception.

PERFORMANCE

Fund Performance (9/30/20) (Annualized if greater than 1 year)
Share Class/Benchmark	QTD	YTD	1 YR	3 YR	5 YR	Inception*
Class I	2.18	22.85	28.01	11.02	8.47	11.12
S&P 500 TR Index	8.93	5.57	15.15	12.28	14.15	14.17
Morningstar Options-Based Category	3.95	0.36	3.90	2.91	4.26	4.83
Class A	2.14	22.57	27.67	10.53		9.17
Class C	1.93	21.93	26.69	9.92		8.55
S&P 500 TR Index	8.93	5.57	15.15	12.28		13.83
Morningstar Options-Based Category	3.95	0.36	3.90	2.91		4.05
Class A w/ Sales Charge	-3.75	15.51	20.32	8.36		7.57

The maximum sales charge for Class “A” Shares is 5.75%. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Total annual operating expenses are 3.19%, 3.94%, and 2.94% for Class A, C and I shares, respectively. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month end performance information or the funds prospectus please call the fund, toll free at 1-844-ACFUNDS (844-223-8637). You can also obtain a prospectus at www.AlphaCentricFunds.com.

	Sep Return	YTD	2011-20 Return	Standard Deviation	Sharpe Ratio	Sortino Ratio	Up Capture	Down Capture	Alpha	High Water	Drawdown Start	Max Drawdown	% Back to High
HMXIX	-3.0%	22.8%	11.1%	8.5%	1.12	2.34	38.1%	0.7%	10.23%	Aug-20	Feb-18	-13.0%	3.1%
MSTR Options	-1.3%	-0.4%	4.8%	7.1%	0.59	0.97	59.6%	60.1%	-2.27%	Aug-20	Jan-20	-13.1%	1.3%
Barclays Agg	-0.1%	6.8%	3.5%	3.0%	0.96	2.27	7.0%	-14.6%	3.75%	Jul-20	May-13	-3.7%	4.8%
Barclay Hedge	-0.7%	1.7%	4.6%	6.2%	0.64	1.05	34.9%	50.0%	-1.20%	Aug-20	Jan-20	-11.9%	0.7%
HFRX: Cmdty	0.6%	1.5%	-1.6%	4.7%	(0.47)	(0.42)	3.5%	25.9%	-3.67%	Sep-11	Aug-11	-19.1%	15.5%
S&P GSCI Gold	-4.2%	21.4%	-0.5%	15.5%	(0.07)	(0.04)	-0.5%	3.4%	-1.71%	Jul-20	Mar-11	-43.4%	4.8%
HFRX: REIT	-2.5%	-10.6%	3.2%	8.9%	0.30	0.46	32.5%	55.5%	-3.47%	Feb-20	Jan-20	-20.8%	13.1%
S&P 500	-3.8%	5.6%	14.2%	13.4%	1.01	1.70	100.0%	100.0%	0.00%	Aug-20	Mar-20	-19.6%	4.0%

Inception: 9/1/11 (Class I) | 9/30/16 (Class A & C)

Past performance does not guarantee future results and there is no assurance that the Fund will achieve its investment objective.

REGIME RETROSPECTIVE

Markets rise and volatility tends to be inversely correlated - up when markets are down and vice versa. As with all things, there are always exception and there are periods when this inverse relationship doesn’t apply. We use a simple schema of four quadrants describing the different market regimes that matter to a premium harvester.

1.	70% of the time: Markets up and volatility down

2.	20% of the time: Markets down and volatility up

3.	5% of the time: Markets up and volatility up

4.	5% of the time: Markets down and volatility down

These cycle about fairly reliably. But not always. Sometimes skipping over one and directly to the other. In such markets we do less well. Q3 was one of those times. The first two-thirds of Q3 we outperformed nicely, and the last month saw significant swings. Within seven days we experienced a quick shift between three different regimes. Our risk shock absorbers keep us safe, especially in unprecedented times (as this was). Sometimes those very mechanisms we use to mitigate risk can cost us. And so it did at the end of Q3.

POSITIVE EXPECTATIONS

Frequently we are asked if we are a bond replacement? Or, if we’re a hedged way to own stocks? We’re neither. Volatility as an asset is truly its own thing. Over time, equities increase with the growth of earnings; fixed income investments grow as interest is received and bonds mature. Both of these are, at some level, driven by economic growth and inflation. Going back centuries, which asset class did better varies over long cycles. Both having positive returns. Eventually. Unique to our time - the reality of effectively zero interest rates. Held to maturity, all of a bond’s return are in its interest payments to the holder. Net of inflation, we surmise that Treasury returns won’t be nearly as robust over the coming years as they were in the past. Most likely net of inflation they will be negative. In fact, we wonder if this may now make bonds an alternative investment? In the case of most alternatives, we hold that there isn’t an inherently positive expected return. Most “alternatives” are really just an illusion of low correlation and a clever way to charge more fees. For the most part, market neutral, trend-following, “arbitrage” and many alternative strategies are really just a leveraged mix of bonds, cash, equities and, to some degree, short-volatility. Once you throw on fees and tax inefficiency and illiquidity, we posit that alternative investment returns – relative to a diversified portfolio of bonds, stocks, cash and premium harvesting – are just an alternative way to lose money. Investors are better off just owning those key components – bonds, stocks and premium harvesting - and rebalancing. Fees are lower; tax efficiency superior; liquidity daily; rebalancing simpler. Below is a risk-to-risk comparison of three different risk-parity portfolios adjusted to the same level as a classic 60/40 portfolio (i.e., 60% stocks and 40% bonds). We are highlighted in green. The one below us allocates to a broad hedge fund index. On a return and risk basis we think the winning combination is pretty clear. The one with us in it. But once you throw on the relative tax efficiencies of our strategy, the liquidity and the positive future expected return, we hope you’ll see why we tell investors that we are a core and not a satellite investment.

	Sep Return	YTD	2011-20 Return	Standard Deviation	Sharpe Ratio	Sortino Ratio	Up Capture	Down Capture	Alpha	High Water	Drawdown Start	Max Drawdown	% Back to High
SPX/AGG: 60/40	-2.3%	6.4%	9.9%	8.0%	1.16	2.08	59.6%	60.1%	1.44%	Aug-20	Jan-20	-11.6%	2.4%
SPX/AGG/HMXIX: 55/15/35	-3.0%	11.2%	11.8%	8.0%	1.39	2.63	65.2%	57.4%	3.52%	Aug-20	Feb-18	-7.3%	3.1%
SPX/AGG/HFI: 45/15/45	-1.8%	4.2%	8.3%	8.0%	0.96	1.62	54.8%	63.2%	-0.02%	Aug-20	Feb-20	-13.1%	1.9%
S&P 500	-3.8%	5.6%	14.2%	13.4%	1.01	1.70	100.0%	100.0%	0.00%	Aug-20	Jan-20	-19.6%	4.0%

THE “FED PUT”

One of the questions we get from time to time: Why own hedges if the Fed will just ride to the rescue of the markets? A fair point. Perhaps we should go to the Fed’s Official Title for guidance. “An Act To provide for the establishment of Federal reserve banks…” Yes, that makes sense. “…[T]o furnish an elastic currency, to afford means of rediscounting commercial paper, to establish a more effective supervision of banking in the United States…” Yes, yes and yes. “[A]nd for other purposes.” Hm, that seems fairly broad, right? Perhaps over the years they’ve sharpened the mandate – honed it, if you will – to a fine point? One would think so, until you get to Section 31. Reservation of right to amend, “The right to amend, alter, or repeal this Act is hereby expressly reserved.” Which, you know, when combined with the extremely long official title of the Act, seems like a pretty expansive yet confusing mandate. People have posited the real mandate is to maintain employment. But another, more compelling directive, makes sense to us: The Fed’s true mandate is to assure that everyone believes what it does is essential. The money markets are built on faith that they will function. For now, the Fed is the totem of the financial system and it will do whatever is necessary to assure that it is a relevant yet benevolent god, mindful of moral hazard yet not inclined to let great floods consume the world. This includes propping up financial levees by floating its balance sheet like an anti-gravity money machine; which, as you can see from the image below, the FED is very good at doing.

While correlation isn’t causation and all that stuff, if, after inflation, risk-free rates are negative - even 30-year treasuries yielding less than the dividend yield of the S&P 500 these days - then you can bet that people will own more stock. Because what else is left? Well, we would argue, us. That is, volatility as an asset class.

For a moment lets step away from our standard deviations and Sharpes and other ratios. Simply stated, what is financial risk? It is not having the money you need when and how you need it. That’s it. What are futures and options? They are contracts that guarantee a price to buy or sell a stock (or some other asset) at a certain point in the future. So, in a world with more and more people buying stock, and who need to insure they have money when they need it, and fearful that bonds don’t pay enough, and won’t necessarily offset tumult as they have in the past, derivatives will be in high demand. And, like any market that insures against risk, the option market will demand a premium to insure. Which is a long and winding way to say, yes, people will still need to buy and sell futures and options. Because who else will insure against the possibility of the Fed’s failure to balloon-animal the markets into a bull?

VIX HAPPENS

Sometimes we get questions about the increase in the VIX and the commensurate decrease in VX future volumes. The second point, volumes, is easily explained by notional values. For example, when the VIX future is 10 and trades 1,000,000 contracts a day, the notional amount is $10mm; when the VIX future is 60 and trades 500,000 contracts, the notional amount is $30mm. Volume went down, but the value of contracts went up.

Which speaks to the second point: why do the VIX futures go up so much and so fast but not as much as the VIX spot itself? The best answer is toilet paper. Not actually toilet paper, but the analogy of toilet paper. In the early COVID crisis days, one of the first things to disappear off the shelves and onto eBay at a premium was toilet paper. There are a variety of reasons for this:

1.	People worried about the unknowable time they’d be sequestered at home and only knew they’d need at least two things- pasta and toilet paper and beer. Ok, three things.

2.	Seeing pictures of empty grocery shelves bare of that two-ply goodness, people, in a fit of anticipatory anxiety, ran out and collectively hoarded Charmin ultra-soft and any other secondary brands they could scrounge.

3.	Supply chain. While it is reasonable to assume that the reduction in commercial toilet paper use would balance out the increase in residential wiping, the reality is that there are two different supply chains.

And the same is true for volatility-based products like options and VIX futures in times of crisis. People worry about not being able to sell stock when they need to at the price they want, so they buy options. But there aren’t enough counterparties selling options, so the metaphoric shelves empty and, as with toilet paper, people begin bidding up the price of options. Well why can’t they just make more options? Because the market makers supply chain is different when demand is low, rather than when it’s high. I won’t bore you with hypothecation costs, slippage, gamma-risk and a variety of other esoterica. All you need to remember: Volatility is like toilet paper. Like the price of toilet paper when everyone anticipates going to the bathroom at the same time, when market participants believe there is much risk, the price of options can become an order magnitude more expensive.

So how did a lot of hedge funds and prop traders foresee and profit from 2020s blackish swan? Traders make money when volatility happens and when clients trade and pay commissions. Sometimes being big is an edge. This year is a good example. Traders at global prop desks sitting in New York see their colleagues in Hong Kong forced to work from home for a month in January and February. And the New York trader naturally thinks, “Hey, this is maybe more serious than certain people are saying…maybe we should start lightening up on risk, increase volatility premiums (to help clients should they need to sell margined stock and buy puts).” Low and behold, they did. And the VIX did what it did. And all was good in the land of the prop trader and her biggest clients.

DERIVATIVE DIVINATION

How does one become a market wonk? Easy. You think of a long-term investor and then you remove patience and accountability and skin in the game. History-based predictions are a pleasing and safe way for professional prognosticators to predict but not be held accountable. But, because a global pandemic and economic shutdown has never happened before, it is especially hard for financial soothsayers and macro strategists this year. Conundrum: the market-rebound tea leaves indicate a recovery is going to maybe always happen, but what if it doesn’t and the prognosticator is wrong? They’ll end up being that guy they interview on CNBC with the chyron at the bottom of the screen tarring them forever as “This person who was wrong in 2020”. The obvious solution to reputational landmines is the pundit equivalent of Brian Fontana’s (Anchorman), “There’ve been studies you know. 60% of the time it works every time.”

This brings us to the election and the polls and the gambling markets that assured us a cut-and-dry result: A definitive Biden win. And…they were wrong. Sort of. Despite exhaustive and sophisticated polling and clever tertiary data points (like calculating the number of a candidate’s signs sold on Amazon to specific zip codes), still they misjudged significantly, if not the outcome, the margin of victory. But you know what wasn’t wrong? The Volatility markets. They didn’t predict a specific outcome, merely that there was much uncertainty. Consequently, insurance against market risk was very costly, and those who took to collecting premium (like us) had a lot of cushion to be wrong and still profit. Only uncertainty is certain, but sometimes the perception of uncertainty is uncertain. Hence, the reality and margin of uncertainty is why a risk premium exists, why strategies like ours will predictably make money over time, and why we have reliably recovered from our periodic negative periods. We believe this one is no different and, as in the past, offers a great opportunity to invest with us.

S&P 500 Index: is considered to be generally representative of the U.S. large capitalization stock market as a whole. Morningstar Options-Based Category funds use options as a significant and consistent part of their overall investment strategy.

VIX: the ticker symbol and the popular name for the Chicago Board Options Exchange’s CBOE Volatility Index, a popular measure of the stock market’s expectation of volatility based on S&P 500 index options

Sharpe Ratio: measures the performance of an investment compared to a risk-free asset, after adjusting for its risk. It is defined as the difference between the returns of the investment and the risk-free return, divided by the standard deviation of the investment.

Sortino Ratio: measures the risk-adjusted return of an investment asset, portfolio, or strategy. It is a modification of the Sharpe ratio but penalizes only those returns falling below a user-specified target or required rate of return, while the Sharpe ratio penalizes both upside and downside volatility equally.

Standard Deviation: a measure of the amount of variation or dispersion of a set of values. A low standard deviation indicates that the values tend to be close to the mean of the set, while a high standard deviation indicates that the values are spread out over a wider range.

Trading options may introduce asymmetric return properties to an equity investment portfolio. There is no assurance that the Fund will achieve its investment objective. You cannot invest directly in an index. Unmanaged index returns do not reflect fees, expenses or sales charges.

Important Risk Information

Fund Inception: 9/1/2011 (Class I) & 9/30/2016 (Class A & C). The Performance shown before December 31, 2016 is for the Fund’s Predecessor Fund (Theta Funds, L.P.) The Fund’s management practices, investment goals, policies, objectives, guidelines and restrictions are, in all material respects, equivalent to the predecessor limited partnership. From its inception date, the predecessor limited partnership was not subject to certain investment restrictions, diversification requirements and other restrictions of the 1940 Act of the Code, if they had been applicable, it might have adversely affected its performance. In addition, the predecessor limited partnership was not subject to sales loads that would have adversely affected performance. Performance of the predecessor fund is not an indicator of future results.

The Performance shown before September 30, 2016 is for the Fund’s Predecessor Fund (Theta Funds, L.P.) The Fund’s management practices, investment goals, policies, objectives, guidelines and restrictions are, in all material respects, equivalent to the predecessor limited partnership. From its inception date, the predecessor limited partnership was not subject to certain investment restrictions, diversification requirements and other restrictions of the 1940 Act of the Code, if they had been applicable, it might have adversely affected its performance. In addition, the predecessor limited partnership was not subject to sales loads that would have adversely affected performance. Performance of the predecessor fund is not an indicator of future results.

Investing in the Fund carries certain risks. The Fund will invest a percentage of its assets in derivatives, such as futures and options contracts. The use of such derivatives and the resulting high portfolio turn-over may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities and commodities underlying those derivatives. The Fund may experience losses that exceed those experienced by funds that do not use futures contracts and options strategies. Investing in commodities markets may subject the Fund to greater volatility than investments in traditional securities. Currency trading risks include market risk, credit risk and country risk. Foreign investing involves risks not typically associated with U.S. investments. Changes in interest rates and the liquidity of certain investments could affect the Fund’s overall performance. The Fund is non-diversified and as a result, changes in the value of a single security may have significant effect on the Fund’s value. Other risks include U.S. Government securities risks and investments in fixed income securities. Typically, a rise in interest rates causes a decline in the value of fixed income securities or derivatives owned by the Fund. Furthermore, the use of leveraging can magnify the potential for gain or loss and amplify the effects of market volatility on the Fund’s share price. The Fund is subject to regulatory change and tax risks; changes to current rules could increase costs associated with an investment in the Fund. These factors may affect the value of your investment.

Investors should carefully consider the investment objectives, risks, charges and expenses of the AlphaCentric Funds. This and other important information about the Fund is contained in the prospectus, which can be obtained by calling 844-ACFUNDS (844-223-8637) or at www.AlphaCentricFunds.com. The prospectus should be read carefully before investing. The AlphaCentric Funds are distributed by Northern Lights Distributors, LLC, member FINRA/SIPC. AlphaCentric Advisors, LLC is not affiliated with Northern Lights Distributors, LLC.

9214-NLD-11/12/2020.

September 30, 2020

Dear AlphaCentric Municipal Opportunities Fund (“Fund”) Investor:

A snapshot of the 3rd quarter of 2020 seems to have restored some relative calmness to the Municipal market. Break the quarter down and the wild ride of 2020 was in full display. The positive part of the quarter was that the majority of the COVID fear trading has stopped and the market has seen positive cash inflows.

Investment grade securities had slightly positive returns for the quarter as their richness versus Treasuries the prior quarter started to fade. The overall level of interest rates also stemmed some of the buying as Long-term Treasuries rallied approximately 4% in July and Municipal bonds followed in sympathy with gains of approximately 1.5%. August saw a reversal in Treasuries as longer dated bonds wiped out July’s gains with a negative return of approximately 4.75%. The Municipal market followed suit with a negative return of approximately 0.50%. September was relatively quiet after the rally and reversal of the prior two months with Municipal bonds returns boarding on zero and Treasury returns slightly above that.

Taken as a whole the 3rd quarter rally and reversal provided slightly positive returns with the majority of the returns based on income.

High yield Municipal bonds had a strong quarter with returns in excess of 3% as spreads continued to tighten. The spread tightening was based on investors increasing comfort after the Covid related devastation and some stretching for yield.

Closed end funds had solid returns for the quarter as the additional yield they offer added to the quarterly income and boosted returns. They also benefited from announced dividend increases on many of the funds due to the extremely low borrowing costs associated with their leverage.

The Municipal Opportunities fund followed the quarterly interest rate trend with a strong July, weak August and a flat September and returns for the quarter similar to its benchmark. While the overall performance was good there was some negative performance for the Continuing care retirement holdings as the sector is still working to dig itself out of a catastrophic year.

The 4th quarter could bring some additionally volatility due to the presidential elections. One candidate has vowed to raise taxes and the other has already cut taxes. Either way I do not see a significant rise in yields as the Federal Reserve has vowed to keep short term interest rates extremely low for at least the next couple of years. The yield curve may steepen based on economic growth as we recover from COVID-induced shutdowns but I don’t believe long term rates will rise significantly as there is still much uncertainty in the United States and the World in general.

The relative value of High Yield Municipal bonds still offers compelling value over investment grade bonds. Looking forward I believe that the High Yield sector will continue to reverse the catastrophe of the first half of the year and outperform investment grade bonds going into year end.

Closed end funds will be a positive going into year-end as they will continue to benefit from extremely low borrowing costs which will add to their income and increase the fund’s yield. Additionally, there are still many funds that are trading at a discount while increasing their dividends which should help to narrow their discounts.

Sincerely,

R&C Investment Advisors

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.AlphaCentricFunds.com or call 844-ACFUNDS (844-223-8637). Please read the prospectus carefully before investing.

The Fund’s total returns for the six months ended 9/30/20, 2020 YTD period ended 9/30/20 and for the period since inception through 9/30/20, as compared to the Benchmark Index, were as follows:

	6 months Ended 9/30/2020	2020 YTD Ended 9/30/2020	Since Inception (12/31/2019)
Class I	2.91%	3.22%	3.22%
Class A	3.00%	3.00%	3.00%
Class A with Sales Charge	-1.90%	-1.90%	-1.90%
Class C	2.69%	3.00%	3.00%
Bloomberg Barclays Municipal Bond Index TR Value Unhedged USD (1)	3.99%	3.33%	3.33%

(1)	Bloomberg Barclays Municipal Bond Index TR Value Unhedged covers the USD-denominated long-term tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and prerefunded bonds.

The Fund’s maximum sales charge for Class “A” shares is 4.75%. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month end performance information or the Fund’s prospectus please call the Fund, toll free at 1-844-ACFUNDS (844-223-8637). You can also obtain a prospectus at www.AlphaCentricFunds.com. 9257-NLD-12/3/2020

AlphaCentric Income Opportunities Fund
PORTFOLIO REVIEW (Unaudited)
September 30, 2020

The Fund’s performance figures* for the periods ended September 30, 2020, compared to its benchmark:

					Annualized
			Annualized	Annualized	Since Inception *** -
	Six Months	One Year	Three Years	Five Years	September 30, 2020
Class A (IOFAX)	33.44%	(13.36)%	(0.02)%	4.69%	5.95%
Class A (IOFAX) with 4.75% load	27.06%	(17.46)%	(1.62)%	3.67%	4.99%
Class C (IOFCX)	32.95%	(13.98)%	(0.77)%	3.91%	5.18%
Class I (IOFIX)	33.56%	(13.11)%	0.21%	4.94%	6.22%
Bloomberg Barclays U.S. Aggregate Bond Index **	3.53%	6.98%	5.24%	4.18%	3.96%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A is subject to a maximum applicable sales charge of 4.75%. Total returns are calculated using the net asset value (“NAV”) on September 30, 2020. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Fund’s manager has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until July 31, 2021, to ensure that the net annual fund operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds and extraordinary expenses) will not exceed 1.74%, 2.49% and 1.49% for the Fund’s Class A, Class C, and Class I shares, respectively, subject to possible recoupment from the Fund in future years. Fee waivers and expense reimbursements are subject to possible recoupment by the advisor from the Fund in future years on a rolling three-year basis (within three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits and any expense limits in place at the time of recoupment. Without these waivers, the Fund’s total annual operating expenses as shown in the August 1, 2020 prospectus were 1.93%, 2.68% and 1.68% for the Fund’s Class A, Class C, and Class I shares, respectively. After fee waivers, the Fund’s total annual operating expenses as shown in the August 1, 2020 prospectus were 1.75%, 2.50% and 1.50% for the Fund’s Class A, Class C, and Class I shares, respectively. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For more current information on the Fund’s expense ratio, please see the Financial Highlights. For performance information current to the most recent month-end, please call toll-free 1-844-223-8637.

**	The Bloomberg Barclays U.S. Aggregate Bond Index is commonly used as a benchmark by both passive and active investors to measure portfolio performance relative to the U.S. dollar-denominated investment grade fixed-rate taxable bond market. It is also an informational measure of broad market returns commonly applied to fixed income instruments.

***	The AlphaCentric Income Opportunities Fund commenced operations on May 28, 2015.

Holdings by Security Type	% of Net Assets
Non-Agency Residential Mortgage Backed Securities	89.3%
Real Estate Investment Trusts	1.1%
Asset Backed Securities	0.1%
Exchange Traded Funds	4.1%
Other / Cash & Cash Equivalents	5.4%
100.0%

Please refer to the Portfolio of Investments in this Semi-Annual Report for a detailed listing of the Fund’s holdings.

AlphaCentric Premium Opportunity Fund
PORTFOLIO REVIEW (Unaudited)
September 30, 2020

The Fund’s performance figures* for the periods ended September 30, 2020, compared to its benchmarks:

					Annualized	Annualized
			Annualized	Annualized	Since Inception + -	Since Inception ++ -
	Six Months	One Year	Three Years	Five Years	September 30, 2020	September 30, 2020
Class A (HMXAX) without load	7.57%	27.67%	10.53%	—	9.17%	—
Class A (HMXAX) with 5.75% load	1.39%	20.32%	8.36%	—	7.57%	—
Class C (HMXCX)	7.14%	26.69%	9.92%	—	8.55%	—
Class I (HMXIX) +++	7.72%	28.01%	11.02%	8.47%	—	11.12%
S&P 500 Total Return Index **	31.31%	15.15%	12.28%	—	13.83%	14.17%
IQ Hedge Long/Short Beta Total Return Index ***	18.41%	29.08%	13.34%	10.40%	11.94%	8.05%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A is subject to a maximum applicable sales charge of 5.75%. Total returns are calculated using the net asset value (“NAV”) on September 30, 2020. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Fund’s manager has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until July 31, 2021, to ensure that the net annual fund operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds and extraordinary expenses) will not exceed 2.24%, 2.99% and 1.99% for the Fund’s Class A, Class C and Class I shares, respectively, subject to possible recoupment from the Fund in future years. Fee waivers and expense reimbursements are subject to possible recoupment by the advisor from the Fund in future years on a rolling three-year basis (within three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits and any expense limits in place at the time of recoupment. Without these waivers, the Fund’s total annual operating expenses as shown in the August 1, 2020 prospectus were 3.19%, 3.94% and 2.94% for the Fund’s Class A, Class C and Class I shares, respectively. After fee waivers, the Fund’s total annual operating expenses as shown in the August 1, 2020 prospectus were 2.33%, 3.04%, and 2.05% for the Fund’s Class A, Class C and Class I shares, respectively. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For more current information on the Fund’s expense ratio, please see the Financial Highlights. For performance information current to the most recent month-end, please call toll-free 1-844-223-8637.

**	The S&P 500 Total Return Index, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks.

***	IQ Hedge Long/Short Beta Total Return Index was launched in March 2007 as the market’s first family of hedge fund replication indexes. This suite of indexes serves as the basis for IndexIQ’s other hedge fund replication indexes, which themselves underlie IndexIQ’s hedge fund replication ETFs and mutual fund.

+	The AlphaCentric Premium Opportunity Fund Class A and Class C commenced operations on September 30, 2016.

++	The AlphaCentric Premium Opportunity Fund Class I, formerly a private Fund, commenced operations on August 31, 2011.

+++	The Fund acquired all of the assets and liabilities of Theta Funds, L.P. (the “Predecessor Fund”) in a tax-free reorganization on September 30, 2016. In connection with this acquisition, shares of the Predecessor Fund were exchanged for Class I shares of the Fund, so the Predecessor Fund became the Class I shares of the Fund. The Fund’s investment objective, policies and guidelines are, in all material respects, equivalent to the Predecessor Fund’s investment objectives, policies and guidelines. The Predecessor Fund commenced operations on August 31, 2011. Updated performance information will be available at no cost by calling 1-844-ACFUNDS (844-223-8637) or visiting the Fund’s website at www.AlphaCentricFunds.com.

Holdings by Security Type	% of Net Assets
U.S. Government Treasury Obligations	11.9%
Purchased Options	0.6%
Money Market Funds	66.2%
Written Options	(0.5)%
Other / Cash & Cash Equivalents	21.8%
100.0%

Please refer to the Portfolio of Investments in this Semi-Annual Report for a detailed listing of the Fund’s holdings.

AlphaCentric Robotics and Automation Fund
PORTFOLIO REVIEW (Unaudited)
September 30, 2020

The Fund’s performance figures* for the periods ended September 30, 2020, compared to its benchmarks:

				Annualized
			Annualized Three	Since Inception + -
	Six Months	One Year	Years	September 30, 2020
Class A (GNXAX) without load	43.72%	26.97%	7.79%	11.94%
Class A (GNXAX) with 5.75% load	35.42%	19.72%	5.68%	9.97%
Class C (GNXCX)	43.05%	26.07%	6.98%	11.09%
Class I (GNXIX)	43.77%	27.26%	8.06%	12.22%
S&P 500 Total Return Index **	31.31%	15.15%	12.28%	12.66%
MSCI AC World Index (TR Gross) ***	29.24%	11.00%	7.68%	8.72%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A is subject to a maximum applicable sales charge of 5.75%. Total returns are calculated using the net asset value (“NAV”) on September 30, 2020. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Fund’s manager has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until July 31, 2021, to ensure that the net annual fund operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds and extraordinary expenses) will not exceed 1.65%, 2.40% and 1.40% for the Fund’s Class A, Class C, and Class I shares, respectively, subject to possible recoupment from the Fund in future years. Fee waivers and expense reimbursements are subject to possible recoupment by the advisor from the Fund in future years on a rolling three-year basis (within three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits and any expense limits in place at the time of recoupment. Without these waivers, the Fund’s total annual operating expenses as shown in the August 1, 2020 prospectus for the Fund’s period of operation are 2.19%, 2.94% and 1.94% for the Fund’s Class A, Class C and Class I shares, respectively. After fee waivers, the Fund’s total annual operating expenses shown in the August 1, 2020 prospectus for the Fund’s period of operation are 1.66%, 2.41% and 1.41% for the Fund’s Class A, Class C and Class I shares, respectively. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For more current information on the Fund’s expense ratio, please see the Financial Highlights. For performance information current to the most recent month-end, please call toll-free 1-844-223-8637.

**	The S&P 500 Total Return Index, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks.

***	The MSCI AC World Index (TR Gross) represents the Modern Index Strategy and captures all sources of equity returns in 23 developed and 24 emerging markets.

+	The AlphaCentric Robotics and Automation Fund Class A, Class C and Class I commenced operations on May 31, 2017.

Holdings by Security Type	% of Net Assets
Common Stocks	92.9%
Investment Purchased as Securities Lending Collateral	13.5%
Liabilities In Excess Of Other Assets	(6.4)%
100.0%

Please refer to the Portfolio of Investments in this Semi-Annual Report for a detailed listing of the Fund’s holdings.

AlphaCentric Symmetry Strategy Fund
PORTFOLIO REVIEW (Unaudited)
September 30, 2020

The Fund’s performance figures* for the periods ended September 30, 2020, compared to its benchmarks:

					Annualized	Annualized
			Annualized	Annualized	Since Inception + -	Since Inception ++ -
	Six Months	One Year	Three Years	Five Years	September 30, 2020	September 30, 2020
Class A (SYMAX) without load	(0.21)%	(11.35)%	—	—	(10.40)%	—
Class A (SYMAX) with 5.75% load	(5.90)%	(16.41)%	—	—	(14.93)%	—
Class C (SYMCX)	(0.62)%	(11.89)%	—	—	(11.02)%	—
Class I (SYMIX) +++	(0.10)%	(11.09)%	(4.32)%	(1.90)%	—	(0.04)%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index **	0.06%	1.10%	1.69%	1.20%	1.24%	0.99%
MSCI World/Barclays U.S. Aggregate Bond Blended Index ***	17.69%	8.60%	5.94%	6.98%	8.58%	4.85%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A is subject to a maximum applicable sales charge of 5.75%. Total returns are calculated using the net asset value (“NAV”) on September 30, 2020. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Fund’s manager has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until July 31, 2021, to ensure that the net annual fund operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds and extraordinary expenses) will not exceed 2.24%, 2.99% and 1.99% for the Fund’s Class A, Class C, and Class I shares, respectively, subject to possible recoupment from the Fund in future years. Fee waivers and expense reimbursements are subject to possible recoupment by the advisor from the Fund in future years on a rolling three-year basis (within three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits and any expense limits in place at the time of recoupment. Without these waivers, the Fund’s total annual operating expenses as shown in the August 1, 2020 prospectus are 2.59%, 3.34% and 2.34% for the Fund’s Class A, Class C and Class I shares, respectively. After fee waivers, the Fund’s total annual operating expenses shown in the August 1, 2020 prospectus are 2.33%, 3.08% and 2.08% for the Fund’s Class A, Class C and Class I shares, respectively. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For more current information on the Fund’s expense ratio, please see the Financial Highlights. For performance information current to the most recent month-end, please call toll-free 1-844-223-8637.

**	BofA Merrill Lynch 3-Month U.S. Treasury Bill Index tracks the performance of the U.S. dollar denominated U.S. Treasury Bills publicly issued in the U.S. domestic market with a remaining term to final maturity of less than 3 months.

***	MSCI World/Barclays U.S. Aggregate Bond Blended Index reflects an unmanaged portfolio of 60% of the MSCI World Index and 40% of the Bloomber Barclays U.S. Aggregate Bond Index.

+	The AlphaCentric Symmetry Strategy Fund Class A, Class C commenced operations on August 8, 2019.

++	The AlphaCentric Symmetry Strategy Fund Class I, formerly a private Fund, commenced operations on September 1, 2014.

+++	The Fund acquired all of the assets and liabilities of MLM Symmetry Fund, LP (the “Predecessor Fund”) in a tax-free reorganization on August 9, 2019. In connection with this acquisition, shares of the Predecessor Fund were exchanged for Class I shares of the Fund. The Fund’s investment objectives, policies, restrictions, and guidelines are, in all material respects, equivalent to the Predecessor Fund’s investment objectives, policies, restrictions, and guidelines. The Fund’s Sub-Advisor was the adviser to the Predecessor Fund. The financial statements for the Predecessor Fund can be found in the Fund’s SAI. The performance information set forth below reflects the historical performance of the Predecessor Fund shares. Updated performance information will be available at no cost by calling 1-844-ACFUNDS (844-223-8637) or visiting the Fund’s website at www.AlphaCentricFunds.com

Holdings by Security Type	% of Net Assets
Common Stocks	39.6%
Exchange Traded Funds	29.2%
Short-term Investments	19.5%
Other Assets Less Liabilities	11.7%
100.0%

Please refer to the Portfolio of Investments in this Semi-Annual Report for a detailed listing of the Fund’s holdings.

AlphaCentric LifeSci Healthcare Fund
PORTFOLIO REVIEW (Unaudited)
September 30, 2020

The Fund’s performance figures* for the periods ended September 30, 2020, compared to its benchmarks:

		Since Inception + -
	Six Months	September 30, 2020
Class A (LYFAX) without load	28.48%	22.70%
Class A (LYFAX) with 5.75% load	21.13%	15.65%
Class C (LYFCX)	28.59%	22.80%
Class I (LYFIX)	28.59%	22.80%
S&P 500 Total Return Index **	31.31%	8.76%
S&P Biotechnology Select Industry Total Return Index ***	43.69%	19.21%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A is subject to a maximum applicable sales charge of 5.75%. Total returns are calculated using the net asset value (“NAV”) on September 30, 2020. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Fund’s manager has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until July 31, 2021, to ensure that the net annual fund operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds and extraordinary expenses) will not exceed 1.65%, 2.40% and 1.40% for the Fund’s Class A, Class C, and Class I shares, respectively, subject to possible recoupment from the Fund in future years. Fee waivers and expense reimbursements are subject to possible recoupment by the advisor from the Fund in future years on a rolling three-year basis (within three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits and any expense limits in place at the time of recoupment. Without these waivers, the Fund’s total annual operating expenses as shown in the August 1, 2020 prospectus are 2.61%, 3.36% and 2.36% for the Fund’s Class A, Class C and Class I shares, respectively. After fee waivers, the Fund’s total annual operating expenses as shown in the August 1, 2020 prospectus are 1.73%, 2.48% and 1.48% for the Fund’s Class A, Class C and Class I shares, respectively. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For more current information on the Fund’s expense ratio, please see the Financial Highlights. For performance information current to the most recent month-end, please call toll-free 1-844-223-8637.

**	The S&P 500 Total Return Index, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks.

***	S&P Biotechnology Select Industry Total Return Index are designed to measure the performance of narrow GICS® sub-industries. The Index comprises stocks in the S&P Total Market Index that are classified in the GICS biotechnology sub-industry.

+	The AlphaCentric LifeSci Healthcare Fund Class A, Class C and Class I commenced operations on November 29, 2019.

Holdings by Security Type	% of Net Assets
Common Stocks	87.5%
Short-term Investment	2.9%
Other / Cash & Cash Equivalents	9.6%
100.0%

Please refer to the Portfolio of Investments in this Semi-Annual Report for a detailed listing of the Fund’s holdings.

AlphaCentric Municipal Opportunities Fund
PORTFOLIO REVIEW (Unaudited)
September 30, 2020

The Fund’s performance figures* for the periods ended September 30, 2020, compared to its benchmarks:

		Since Inception + -
	Six Months	September 30, 2020
Class A (MUNAX) without load	3.00%	3.00%
Class A (MUNAX) with 4.75% load	(1.90)%	(1.90)%
Class C (MUNCX)	2.69%	3.00%
Class I (MUNIX)	2.91%	3.22%
Bloomberg Barclays Municipal Bond Index Total Return Value Unhedged USD **	3.99%	3.33%
S&P 500 Total Return Index ***	31.31%	5.57%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A is subject to a maximum applicable sales charge of 4.75%. Total returns are calculated using the net asset value (“NAV”) on September 30, 2020. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Fund’s manager has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until July 31, 2021, to ensure that the net annual fund operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds and extraordinary expenses) will not exceed 1.50%, 2.25% and 1.25% for the Fund’s Class A, Class C, and Class I shares, respectively, subject to possible recoupment from the Fund in future years. Fee waivers and expense reimbursements are subject to possible recoupment by the advisor from the Fund in future years on a rolling three-year basis (within three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits and any expense limits in place at the time of recoupment. Without these waivers, the Fund’s total annual operating expenses as shown in the August 1, 2020 prospectus are 1.59%, 2.34% and 1.34% for the Fund’s Class A, Class C and Class I shares, respectively. After fee waivers, the Fund’s total annual operating expenses shown in the August 1, 2020 prospectus are 1.58%, 2.33% and 1.33% for the Fund’s Class A, Class C and Class I shares, respectively. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For more current information on the Fund’s expense ratio, please see the Financial Highlights. For performance information current to the most recent month-end, please call toll-free 1-844-223-8637.

**	The Bloomberg Barclays Municipal Bond Index Total Return Value Unhedged USD covers the USD-denominated long-term tax exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and prerefunded bonds.

***	The S&P 500 Total Return Index, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks.

+	The AlphaCentric Municipal Opportunities Fund Class A, Class C and Class I commenced operations on December 31, 2019.

Holdings by Security Type	% of Net Assets
Closed End Funds	30.2%
Exchange Traded Funds	16.0%
Municipal Bonds	51.2%
Other / Cash & Cash Equivalents	2.6%
100.0%

Please refer to the Portfolio of Investments in this Semi-Annual Report for a detailed listing of the Fund’s holdings.

AlphaCentric Income Opportunities Fund (IOFAX, IOFCX, IOFIX)
PORTFOLIO OF INVESTMENTS (Unaudited)
September 30, 2020

Principal Amount ($)		Coupon Rate (%)	Maturity	Value
	ASSET BACKED SECURITIES - 0.1%
4,661,620	Amur Finance VI LLC, 144A ** ^ (Cost $4,653,732)	8.000	12/20/2024	$2,334,084

	EXCHANGE TRADED FUNDS - 4.1%
	FIXED INCOME - 4.1%
750,000	iShares MBS ETF			82,800,000
1,000,000	Vanguard Mortgage-Backed Securities ETF			54,270,000
	TOTAL EXCHANGE TRADED FUNDS (Cost $137,565,000)			137,070,000

	NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES - 89.3%
1,056,374	ABFC 2004-OPT4 Trust, 1M Libor + 2.70%	2.848	7/25/2033	1,014,419
1,056,767	ABFC 2004-OPT4 Trust, 1M Libor + 2.70%	1.918	12/25/2033	1,012,135
5,353,030	ABFC 2005-HE1 Trust, 1M Libor + 1.05%	1.198	3/25/2035	4,384,812
4,136,909	ABFC 2005-WMC1 Trust, 1M Libor + 0.89%	1.033	6/25/2035	3,220,670
4,600,907	ABFC 2007-NC1 Trust, 1M Libor + 1.00%, 144A	1.148	5/25/2037	2,977,587
3,416,804	ABFS Mortgage Loan Trust 2002-2, (B)	6.785	7/15/2033	2,758,408
4,190,948	ABFS Mortgage Loan Trust 2002-3, (B)	5.902	9/15/2033	3,290,012
1,842,934	ABFS Mortgage Loan Trust 2003-2 (A), 144A	8.000	4/25/2034	749,539
610,526	ACE Securities Corp Home Equity Loan Trust Series 2004-FM2, 1M Libor + 2.03%	2.173	6/25/2034	599,159
1,623,004	ACE Securities Corp Home Equity Loan Trust Series 2004-HE3, 1M Libor + 2.78%	2.923	11/25/2034	1,762,462
4,773,151	ACE Securities Corp Home Equity Loan Trust Series 2004-HE4, 1M Libor + 1.95%	2.098	12/25/2034	2,658,143
1,373,375	ACE Securities Corp Home Equity Loan Trust Series 2004-RM2, 1M Libor + 1.32%	1.468	1/25/2035	1,187,578
678,000	ACE Securities Corp Home Equity Loan Trust Series 2004-SD1, 1M Libor + 4.13%	4.273	11/25/2033	622,566
4,050,625	ACE Securities Corp Home Equity Loan Trust Series 2005-HE2, 1M Libor + 1.85%	1.993	4/25/2035	2,842,139
2,417,000	ACE Securities Corp Home Equity Loan Trust Series 2005-SD2, 1M Libor + 3.00%	3.148	8/25/2040	1,439,098
2,609,072	ACE Securities Corp Home Equity Loan Trust Series 2006-ASAP3, 1M Libor + 0.28%	0.428	6/25/2036	2,487,486
3,960,932	ACE Securities Corp Home Equity Loan Trust Series 2006-ASAP4, 1M Libor + 0.29%	0.438	8/25/2036	3,110,127
22,252,492	ACE Securities Corp Home Equity Loan Trust Series 2006-OP1, 1M Libor + 0.28%	0.428	4/25/2036	17,724,408
5,780,516	Adjustable Rate Mortgage Trust 2005-2, 1M Libor + 1.35%	1.498	6/25/2035	3,806,159
346,949	Adjustable Rate Mortgage Trust 2005-3, (A)	3.584	7/25/2035	283,653
3,682,790	Aegis Asset Backed Securities Trust 2005-5, 1M Libor +0.45%	0.598	12/25/2035	2,886,139
3,433,143	Aegis Asset Backed Securities Trust Mortgage Pass-Through Ctfs Series 2004-2, 1M Libor + 3.00%	3.148	6/25/2034	3,126,778
833,937	Aegis Asset Backed Securities Trust Mortgage Pass-Through Ctfs Series 2004-4, 1M Libor + 5.25%	5.398	10/25/2034	753,172
21,320,000	Aegis Asset Backed Securities Trust Mortgage Pass-Through Ctfs Series 2005-4, 1M Libor + 0.50%	0.898	10/25/2035	15,507,803
1,131,858	Alternative Loan Trust 2004-J9, 1M Libor + 2.78%	2.923	10/25/2034	772,677
1,008,211	Alternative Loan Trust 2006-OA22, 1M Libor + 0.24%	0.388	2/25/2047	716,517
10,094,761	American Home Mortgage Assets Trust 2006-1, 1M Libor + 0.38%	0.528	3/25/2046	6,909,007
3,607,916	Ameriquest Mortgage Securities Inc Asset-Backed Pass-Through Ctfs Series 2004 R3, 1M Libor + 4.50%	4.648	5/25/2034	2,890,943
2,199,965	Ameriquest Mortgage Securities Inc Asset-Backed Pass-Through Ctfs Series 2004 R3, 1M Libor + 2.70%	2.848	5/25/2034	2,139,905
2,722,790	Ameriquest Mortgage Securities Inc Asset-Backed Pass-Through Ctfs Series 2004 R8, 1M Libor + 1.92%	2.068	9/25/2034	1,924,808
2,409,578	Ameriquest Mortgage Securities Inc Asset-Backed Pass-Through Ctfs Series 2004 R8, 1M Libor + 1.80%	1.948	9/25/2034	2,096,288
2,907,002	Ameriquest Mortgage Securities Inc Asset-Backed Pass-Through Ctfs Series 2004 R9, 1M Libor + 2.10%	2.248	10/25/2034	1,681,907
2,351,672	Ameriquest Mortgage Securities Inc Asset-Backed Pass-Through Ctfs Series 2004-R11, 1M Libor + 2.10%	2.248	11/25/2034	2,276,004
8,475,187	Ameriquest Mortgage Securities Inc Asset-Backed Pass-Through Ctfs Series 2005-R1, 1M Libor + 1.50%	1.648	3/25/2035	6,612,012
3,334,138	Ameriquest Mortgage Securities Inc Asset-Backed Pass-Through Ctfs Series 2005-R5, 1M Libor + 1.83%	1.978	7/25/2035	1,640,574
6,000,000	Ameriquest Mortgage Securities Inc Asset-Backed Pass-Through Ctfs Series 2005-R5, 1M Libor + 1.05%	1.198	7/25/2035	4,814,679
10,425,350	Ameriquest Mortgage Securities Inc Asset-Backed Pass-Through Ctfs Series 2005-R6, 1M Libor + 1.15%	1.298	8/25/2035	6,117,675
9,496,577	Ameriquest Mortgage Securities Inc Asset-Backed Pass-Through Ctfs Series 2005-R7, 1M Libor + 0.73%	0.878	9/25/2035	5,226,960
1,156,936	Ameriquest Mortgage Securities Inc Asset-Backed Pass-Through Ctfs Series 2005-R10, 1M Libor + 1.45%	1.598	1/25/2036	776,087
26,084,000	Ameriquest Mortgage Securities Inc Asset-Backed Pass-Through Ctfs Series 2005-R10, 1M Libor + 0.69%	0.838	1/25/2036	19,651,735
8,082,432	Ameriquest Mortgage Securities Trust 2006-R1, 1M Libor + 0.56%	0.708	3/25/2036	6,681,641
4,989,558	Ameriquest Mortgage Securities Trust 2006-R2, 1M Libor + 0.49%	0.638	4/25/2036	3,996,064
16,665	Amresco Residential Securities Corp Mortgage Loan Trust 1999-1, 1M Libor + 1.85%	1.998	11/25/2029	14,120
36,681,952	Argent Securities Inc Asset-Backed Pass-Through Certificates Series 2005-W2, 1M Libor + 0.53%	0.678	10/25/2035	27,022,090
21,347,516	Argent Securities Inc Asset Backed Pass-Through Certificates Series 2005-W5, 1M Libor + 0.46%	0.608	1/25/2036	20,474,816
2,759,009	Argent Securities Trust 2006-W1, 1M Libor + 0.41%	0.558	3/25/2036	2,147,266
1,642,718	Asset Backed Securities Corp Home Equity Loan Trust Series 2003-HE3, 1M Libor + 6.00%	6.152	6/15/2033	1,688,240
27,084,830	Asset Backed Securities Corp Home Equity Loan Trust Series MO 2006-HE6, 1M Libor + 0.23%	0.378	11/25/2036	26,009,316
17,765,000	Asset Backed Securities Corp Home Equity Loan Trust Series NC 2005-HE8, 1M Libor + 0.64%	0.788	11/25/2035	14,741,965
7,500,000	Asset Backed Securities Corp Home Equity Loan Trust Series OOMC 2006-HE5, 1M Libor + 0.28%	0.428	7/25/2036	6,151,213
3,171,737	Asset Backed Securities Corp Home Equity Loan Trust Series WMC 2005-HE5, 1M Libor + 1.05%	1.198	6/25/2035	498,325
3,778,100	Asset-Backed Pass-Through Certificates Series 2004-R12, 1M Libor + 1.89%	2.038	1/25/2035	3,225,998
7,500,000	Asset-Backed Pass-Through Certificates Series 2005-R4, 1M Libor + 1.80%	1.948	7/25/2035	6,198,149
1,368,456	Banc of America Funding 2004-B Trust, (A)	3.562	12/20/2034	1,142,791

See accompanying notes to consolidated financial statements.

AlphaCentric Income Opportunities Fund (IOFAX, IOFCX, IOFIX)
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
September 30, 2020

Principal Amount ($)		Coupon Rate (%)	Maturity	Value
	NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES - 89.3% (Continued)
6,620,107	Banc of America Funding 2006-G Trust, 1/m Libor + 0.48%	0.636	7/20/2036	$9,393,525
3,033,026	Banc of America Mortgage 2004-K Trust, (A)	3.867	12/25/2034	2,076,920
5,369,000	Bayview Financial Mortgage Pass-Through Trust 2006-A, 1M Libor + 2.48%	2.620	2/28/2041	5,392,391
2,276,165	Bear Stearns ALT-A Trust 2004-6, 1M Libor + 2.99%	2.998	7/25/2034	2,324,031
31,062	Bear Stearns ARM Trust 2003-8, (A)	4.000	1/25/2034	28,934
506,299	Bear Stearns ARM Trust 2004-7, (A)	2.625	10/25/2034	509,300
2,977,501	Bear Stearns Asset Backed Securities I Trust 2004-HE11, 1M Libor + 2.55%	2.698	12/25/2034	1,567,386
4,048,000	Bear Stearns Asset Backed Securities I Trust 2005-CL1, 1M Libor + 0.63%	1.120	9/25/2034	2,806,219
2,727,567	Bear Stearns Asset Backed Securities I Trust 2005-HE1, 1M Libor + 2.33%	2.473	1/25/2035	2,639,834
9,892,751	Bear Stearns Asset Backed Securities I Trust 2005-HE9, 1M Libor + 1.20%	1.348	10/25/2035	8,530,242
30,784,280	Bear Stearns Asset Backed Securities I Trust 2006-HE9, 1M Libor + 0.29%	0.438	11/25/2036	25,336,599
3,000,000	Bear Stearns Asset Backed Securities I Trust 2007-HE6, 1M Libor + 1.60%	1.748	8/25/2037	2,639,451
648,292	Bear Stearns Asset Backed Securities I Trust 2007-HE7, 1M Libor + 1.90%	1.898	10/25/2037	533,796
8,398,000	Bear Stearns Asset Backed Securities I Trust 2007-HE7, 1M Libor + 0.55%	0.548	10/25/2037	5,671,784
2,880,926	Bear Stearns Asset Backed Securities I Trust 2006-4, 1M Libor + 0.75%	0.898	10/25/2036	574,503
16,250,000	BNC Mortgage Loan Trust 2007-2, 1M Libor + 0.29%	0.438	5/25/2037	12,668,869
14,210,447	Carrington Mortgage Loan Trust Series 2005-NC5, 1M Libor + 0.52%	0.668	10/25/2035	10,997,363
11,328,589	Carrington Mortgage Loan Trust Series 2006-FRE1, 1M Libor + 0.25%	0.398	4/25/2036	8,726,817
4,629,747	Carrington Mortgage Loan Trust Series 2006-FRE1, 1M Libor + 0.15%	0.298	4/25/2036	4,403,582
45,368,500	Carrington Mortgage Loan Trust Series 2006-FRE1, 1M Libor + 0.30%	0.448	7/25/2036	28,010,721
3,430,000	Carrington Mortgage Loan Trust Series 2006-FRE1, 1M Libor + 0.25%	0.398	10/25/2036	2,967,535
24,526,000	Carrington Mortgage Loan Trust Series 2006-NC1, 1M Libor + 0.42%	0.568	1/25/2036	20,528,024
17,962,000	Carrington Mortgage Loan Trust Series 2006-NC2, 1M Libor + 0.27%	0.418	6/25/2036	13,246,713
30,000,000	Carrington Mortgage Loan Trust Series 2006-NC3, 1M Libor + 0.24%	0.388	8/25/2036	23,310,102
7,945,116	Carrington Mortgage Loan Trust Series 2006-NC4, 1M Libor + 0.30%	0.448	10/25/2036	5,372,776
25,589,500	Carrington Mortgage Loan Trust Series 2006-NC4, 1M Libor + 0.24%	0.388	10/25/2036	20,940,592
9,823,000	Carrington Mortgage Loan Trust Series 2006-OPT1, 1M Libor + 0.37%	0.518	2/25/2036	7,879,499
8,578,863	Carrington Mortgage Loan Trust Series 2006-RFC1, 1M Libor + 0.29%	0.438	5/25/2036	6,160,771
12,829,087	Carrington Mortgage Loan Trust Series 2007-FRE1, 1M Libor + 0.50%	0.648	2/25/2037	9,171,147
3,000,000	Carrington Mortgage Loan Trust Series 2007-FRE1, 1M Libor + 0.26%	0.408	2/25/2037	2,807,350
10,000,000	Carrington Mortgage Loan Trust Series 2007-HE1, 1M Libor + 0.29%	0.438	6/25/2037	7,216,457
13,240,350	Carrington Mortgage Loan Trust Series 2007-RFC1, 1M Libor + 0.26%	0.408	12/25/2036	7,316,964
22,415,000	Carrington Mortgage Loan Trust Series 2007-RFC1, 1M Libor + 0.22%	0.368	10/25/2036	17,600,148
3,774,725	Centex Home Equity Loan Trust 2002-C, 1M Libor + 1.15%	1.298	9/25/2032	3,514,206
288,695	Centex Home Equity Loan Trust 2004-B, 1M Libor + 2.33%	2.473	3/25/2034	4,487
2,052,927	Centex Home Equity Loan Trust 2004-C, 1M Libor + 2.10%	2.248	6/25/2034	470,315
3,908,277	Centex Home Equity Loan Trust 2004-C, 1M Libor + 1.73%	1.873	6/25/2034	3,525,557
367,287	Centex Home Equity Loan Trust 2004-D, 1M Libor + 1.03%	1.178	9/25/2034	377,186
9,622,645	Centex Home Equity Loan Trust 2005-D, 1M Libor + 1.20%	1.348	10/25/2035	8,662,614
17,000,000	Centex Home Equity Loan Trust 2006-A, 1M Libor + 0.37%	0.518	6/25/2036	13,567,819
3,300,000	ChaseFlex Trust Series 2007-2, 1M Libor + 0.44%	0.588	5/25/2037	2,269,796
636,549	CHL Mortgage Pass-Through Trust 2004-6 (A)	4.941	5/25/2034	601,326
81,751,747	CIT Mortgage Loan Trust 2007-1, 1M Libor + 1.75%, 144A	1.898	12/25/2021	26,041,357
14,454,834	CIT Mortgage Loan Trust 2007-1, 1M Libor + 1.75%, 144A	1.898	10/25/2037	4,735,951
1,186,936	Citigroup Mortgage Loan Trust 2005-3 (A)	3.132	8/25/2035	1,083,613
5,731,430	Citigroup Mortgage Loan Trust 2006-AMC1, 1M Libor + 0.29%	0.438	9/25/2036	4,936,179
2,615,001	Citigroup Mortgage Loan Trust 2006-AMC1, 1M Libor + 0.26%	0.408	9/25/2036	2,375,013
3,000,000	Citigroup Mortgage Loan Trust 2006-HE2, 1M Libor + 0.38%	0.528	8/25/2036	2,276,033
9,455,988	Citigroup Mortgage Loan Trust 2006-NC1, 1M Libor + 0.29%	0.438	8/25/2036	8,698,231
4,506,746	Citigroup Mortgage Loan Trust 2006-WMC1, 1M Libor + 0.62%	0.763	12/25/2035	3,287,066
1,175,020	Citigroup Mortgage Loan Trust 2007-10, (A)	3.418	9/25/2037	1,033,372
8,764,339	Citigroup Mortgage Loan Trust 2007-AHL1, 1M Libor + 0.27%	0.418	12/25/2036	8,008,676
5,399,460	Citigroup Mortgage Loan Trust 2007-AMC4, 1M Libor + 0.30%	0.448	5/25/2037	4,905,210
1,507,917	Citigroup Mortgage Loan Trust 2007-WFHE1, 1M Libor + 0.36%	0.508	1/25/2037	1,185,394
9,001,913	Citigroup Mortgage Loan Trust 2007-WFHE2, 1M Libor + 0.65%	0.798	3/25/2037	7,261,019
2,301,000	Citigroup Mortgage Loan Trust, Inc., 1M Libor + 4.50%	4.648	12/25/2033	2,224,923
1,102,428	Citigroup Mortgage Loan Trust, Inc., 1M Libor + 1.12%	2.083	2/25/2035	1,020,385
2,000,000	Citigroup Mortgage Loan Trust, Inc., 1M Libor + 1.12%	1.268	7/25/2035	1,889,538
6,302,000	Citigroup Mortgage Loan Trust, Inc., 1M Libor + 0.28%	0.428	6/25/2037	4,638,256
1,437,000	Citigroup Mortgage Loan Trust, Inc., 1M Libor + 2.50%	2.648	7/25/2037	1,078,437
1,014,072	Citigroup Mortgage Loan Trust Series 2004-OPT1 Asset Backed Pass-Through Cert, 1M Libor + 2.63%	2.773	10/25/2034	806,458
4,763,736	Connecticut Avenue Securities Trust 2018-R07, 1M Libor + 2.40%, 144A	2.548	4/25/2031	4,757,016
3,000,000	Connecticut Avenue Securities Trust 2019-R04, 1M Libor + 5.25%, 144A	5.398	6/25/2039	2,723,328

See accompanying notes to consolidated financial statements.

AlphaCentric Income Opportunities Fund (IOFAX, IOFCX, IOFIX)
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
September 30, 2020

Principal Amount ($)		Coupon Rate (%)	Maturity	Value
	NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES - 89.3% (Continued)
1,250,000	Connecticut Avenue Securities Trust 2019-R05, 1M Libor + 4.10%, 144A	4.248	7/25/2039	$1,101,953
21,750,000	Connecticut Avenue Securities Trust 2019-R06, 1M Libor + 3.75%, 144A	3.898	9/25/2039	18,573,502
5,990,000	Connecticut Avenue Securities Trust 2020-R01, 1M Libor + 3.25%, 144A	3.398	1/25/2040	4,593,153
15,000,000	Connecticut Avenue Securities Trust 2020-R01, 1M Libor + 2.05%, 144A	2.198	1/25/2040	14,782,531
2,975,460	Connecticut Avenue Securities Trust 2020-R01, 1M Libor + 0.80%, 144A	0.948	1/25/2040	2,966,998
12,000,000	Connecticut Avenue Securities Trust 2020-R02, 1M Libor + 3.00%, 144A	3.148	1/25/2040	9,158,854
9,750,000	Connecticut Avenue Securities Trust 2020-R02, 1M Libor + 2.00%, 144A	2.148	1/25/2040	9,551,848
4,882,736	Conseco Finance Corp., (A)	6.980	9/1/2030	4,553,475
3,924,700	Conseco Finance Corp., (A)	7.240	11/15/2028	3,973,862
213,008	Countrywide Asset-Backed Certificates, 1M Libor + 5.63%, 144A	5.773	10/25/2032	217,455
330,294	Countrywide Asset-Backed Certificates, 1M Libor + 4.50%, 144A	4.648	11/25/2033	369,802
6,080,000	Countrywide Asset-Backed Certificates, 144A, (B)	5.000	11/25/2035	5,938,503
3,751,617	Countrywide Asset-Backed Certificates, 1M Libor + 1.15%	1.298	12/25/2035	1,736,496
5,128,752	Countrywide Asset-Backed Certificates, 1M Libor + 1.00%	1.148	1/25/2036	3,515,236
3,904,148	Countrywide Asset-Backed Certificates, 1M Libor + 0.73%, 144A	0.878	2/25/2036	2,919,441
3,200,000	Countrywide Asset-Backed Certificates, 1M Libor + 0.73%	0.878	4/25/2036	2,112,513
17,000,000	Countrywide Asset-Backed Certificates, 1M Libor + 0.49%	0.638	4/25/2036	11,932,808
2,423,986	Countrywide Asset-Backed Certificates, 1M Libor + 0.44%	0.588	6/25/2036	2,325,428
3,020,050	Countrywide Asset-Backed Certificates, 1M Libor + 0.39%	0.538	7/25/2036	1,624,406
7,533,480	Countrywide Asset-Backed Certificates, 1M Libor + 0.33%	0.478	3/25/2037	6,919,659
2,921,292	Countrywide Asset-Backed Certificates, 1M Libor + 0.34%	0.488	6/25/2037	2,196,475
21,927,946	Countrywide Asset-Backed Certificates, 1M Libor + 0.25%	0.398	6/25/2037	17,675,164
24,886,266	Countrywide Asset-Backed Certificates, 1M Libor + 0.27%	0.418	11/25/2037	17,088,595
11,326,082	Countrywide Asset-Backed Certificates, 1M Libor + 0.23%	0.378	5/25/2047	7,559,471
18,516,709	Countrywide Asset-Backed Certificates, 1M Libor + 0.26%	0.408	6/25/2047	13,033,700
8,317,671	Countrywide Asset-Backed Certificates, 1M Libor + 0.26%	0.408	6/25/2047	6,381,480
26,948,232	Countrywide Asset-Backed Certificates, 1M Libor + 0.25%	0.398	6/25/2047	22,115,204
1,840,913	Credit Suisse First Boston Mortgage Securities Corp., 1M Libor + 1.50%	1.648	2/25/2032	1,788,612
1,238,572	Credit Suisse First Boston Mortgage Securities Corp., 1M Libor + 3.85%	3.998	4/25/2034	435,127
1,745,378	Credit-Based Asset Servicing & Securitization LLC,1M Libor + 4.50%, 144A	4.648	3/25/2033	963,779
329,333	Credit-Based Asset Servicing & Securitization LLC, 1M Libor + 2.85%, 144A	2.998	10/25/2034	297,110
3,135,953	Credit-Based Asset Servicing & Securitization LLC, 1M Libor + 1.20%, 144A	1.348	7/25/2035	960,792
2,000,000	Credit-Based Asset Servicing & Securitization LLC, lM Libor + 0.69%	0.838	7/25/2035	1,768,717
3,943,000	Credit-Based Asset Servicing & Securitization LLC, 144A (B)	6.000	9/25/2035	3,632,036
1,627,055	Credit-Based Asset Servicing & Securitization LLC, lM Libor + 0.44%	0.835	12/25/2035	745,823
3,501,596	Credit-Based Asset Servicing & Securitization LLC, 144A, (B)	7.250	3/25/2046	819,996
1,507,901	CSFB Mortgage-Backed Pass-Through Certificates Series 2003-AR24, (A)	3.366	10/25/2033	1,193,264
4,112,125	CWABS Asset-Backed Certificates Trust 2004-7, 1M Libor + 2.10%	2.248	10/25/2034	1,699,592
1,269,026	CWABS Asset-Backed Certificates Trust 2004-9, 1M Libor + 1.65%	1.798	11/25/2034	947,739
2,327,110	CWABS Asset-Backed Certificates Trust 2005-1, 1M Libor + 1.40%	1.548	7/25/2035	1,642,377
1,944,483	CWABS Asset-Backed Certificates Trust 2005-11, 1M Libor + 0.72%	0.868	2/25/2036	939,313
16,029,973	CWABS Asset-Backed Certificates Trust 2005-14, 1M Libor + 0.78%	0.928	4/25/2036	13,217,110
5,138,520	CWABS Asset-Backed Certificates Trust 2005-16, 1M Libor + 0.76%	0.908	5/25/2036	1,934,211
5,129,147	CWABS Asset-Backed Certificates Trust 2006-7, 1M Libor + 0.28%	0.428	4/25/2046	4,170,556
26,400,000	CWABS Asset-Backed Certificates Trust 2007-11, 1M Libor + 0.30%	0.448	6/25/2047	20,268,932
6,800,000	CWABS Asset-Backed Certificates Trust 2007-11, 1M Libor + 0.30%	0.448	6/25/2047	5,060,488
17,953,000	CWABS Asset-Backed Certificates Trust 2007-12, 1M Libor + 0.97%	1.118	8/25/2047	12,501,796
4,000,000	CWABS Asset-Backed Certificates Trust 2007-12, 1M Libor + 0.97%	1.118	8/25/2047	2,742,531
9,916,000	CWABS Asset-Backed Certificates Trust 2007-13, 1M Libor + 1.50%	1.648	10/25/2047	7,909,645
1,687,139	Delta Funding Home Equity Loan Trust 1997-3	7.650	10/25/2028	1,582,618
1,337,795	Delta Funding Home Equity Loan Trust 1999-1, (A)	6.800	3/15/2028	1,262,629
1,754,594	Delta Funding Home Equity Loan Trust 1999-2	7.370	8/15/2030	1,263,973
998,859	Delta Funding Home Equity Loan Trust 2000-3, (B)	8.390	11/15/2030	971,695
7,749,584	Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AF1, 1M Libor + 0.30%	0.448	4/25/2036	7,490,061
881,173	Deutsche Mortgage Securities Inc Mortgage Loan Trust Series 2006-PR1, 1M Libor + 0.35%, 144A	0.502	4/15/2036	681,871
2,266,238	DSLA Mortgage Loan Trust 2004-AR1, 1M Libor + 1.13%	1.281	9/19/2044	1,446,496
10,779,038	Ellington Loan Acquisition Trust 2007-1, 1M Libor + 2.10%, 144A	2.248	5/25/2037	8,721,028
19,156,000	Ellington Loan Acquisition Trust 2007-1, 1M Libor + 1.60%, 144A	1.748	5/25/2037	17,946,128
4,245,000	EMC Mortgage Loan Trust, 1M Libor + 3.38%, 144A	3.523	1/25/2041	3,165,342
11,583,033	Encore Credit Receivables Trust 2005-2, 1M Libor + 0.98%	1.123	11/25/2035	10,439,760
10,111,984	Encore Credit Receivables Trust 2005-3, 1M Libor + 1.76%	1.903	10/25/2035	9,900,815
6,708,033	Encore Credit Receivables Trust 2005-4, 1M Libor + 1.05%	1.198	1/25/2036	5,428,254
2,280,535	EquiFirst Mortgage Loan Trust 2004-2, 1M Libor + 5.10%	5.248	10/25/2034	1,920,878

See accompanying notes to consolidated financial statements.

AlphaCentric Income Opportunities Fund (IOFAX, IOFCX, IOFIX)
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
September 30, 2020

Principal Amount ($)		Coupon Rate (%)	Maturity	Value
	NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES - 89.3% (Continued)
1,782,268	EquiFirst Mortgage Loan Trust 2005-1, 1M Libor + 1.80%	1.948	4/25/2035	$1,727,833
4,282,728	Equity One Mortgage Pass-Through Trust 2003-3 (A)	5.459	12/25/2033	3,738,108
18,154,163	Fannie Mae Connecticut Avenue Securities, 1M Libor + 3.00%	3.148	7/25/2024	15,945,642
7,986,033	Fannie Mae Connecticut Avenue Securities, 1M Libor + 4.90%	5.048	11/25/2024	8,115,726
12,200,000	Fannie Mae Connecticut Avenue Securities, 1M Libor + 5.50%, 144A	5.648	9/25/2029	12,452,173
1,422,835	Fannie Mae Connecticut Avenue Securities, 1M Libor + 3.65%, 144A	3.798	9/25/2029	1,443,786
4,592,568	Fannie Mae Connecticut Avenue Securities, 1M Libor + 3.00%	3.148	10/25/2029	4,588,731
8,704,408	Fannie Mae Connecticut Avenue Securities, 1M Libor + 2.85%	2.998	11/25/2029	8,678,350
2,445,000	Fannie Mae Connecticut Avenue Securities, 1M Libor + 4.45%	4.598	2/25/2030	2,380,969
2,272,493	Fannie Mae Connecticut Avenue Securities, 1M Libor + 2.50%	2.648	5/25/2030	2,259,348
15,000,000	Fannie Mae Connecticut Avenue Securities, 1M Libor + 4.00%	4.148	8/25/2030	13,963,168
8,500,000	Fannie Mae Connecticut Avenue Securities, 1M Libor + 4.50%	4.648	12/25/2030	7,989,117
8,319,000	Fannie Mae Connecticut Avenue Securities, 1M Libor + 4.25%	4.398	1/25/2031	7,827,721
9,850,000	Fannie Mae Connecticut Avenue Securities, 1M Libor + 4.10%	4.248	3/25/2031	9,046,892
5,250,000	Fannie Mae Connecticut Avenue Securities, 1M Libor + 3.75%	3.898	3/25/2031	4,819,596
1,920,568	FFMLT Trust 2004-FF3, 1M Libor + 2.40%	2.548	11/25/2034	1,876,125
7,059,121	FFMLT Trust 2005-FF2, 1M Libor + 1.05%	1.198	3/25/2035	5,332,598
7,370,094	FFMLT Trust 2005-FF11, 1M Libor + 0.93%	1.078	11/25/2035	6,060,979
1,724,282	Finance America Mortgage Loan Trust 2004-3, 1M Libor + 1.65%	1.798	11/25/2034	1,502,695
13,726,995	FINANCE OF AMERICA STRUCTURED, 144A	2.000	3/25/2069	14,902,680
14,442,987	FINANCE OF AMERICA STRUCTURED, 144A	2.000	11/25/2069	15,034,571
1,880,775	First Franklin Mortgage Loan Trust 2003-FF4, 1M Libor + 2.48%	2.623	10/25/2033	1,129,179
1,764,933	First Franklin Mortgage Loan Trust 2004-FF2, 1M Libor + 1.88%	2.023	3/25/2034	1,750,328
843,880	First Franklin Mortgage Loan Trust 2004-FF4, 1M Libor + 2.25%	2.398	6/25/2034	793,487
2,554,191	First Franklin Mortgage Loan Trust 2004-FF7, (B)	5.500	9/25/2034	2,506,031
4,727,765	First Franklin Mortgage Loan Trust 2004-FFH2, 1M Libor + 1.58%	1.723	6/25/2034	4,327,526
3,616,051	First Franklin Mortgage Loan Trust 2005-FF5, 1M Libor + 1.20%	1.348	5/25/2035	2,248,631
19,923,626	First Franklin Mortgage Loan Trust 2005-FF9, 1M Libor + 0.54%	0.688	10/25/2035	19,698,592
4,495,764	First Franklin Mortgage Loan Trust 2005-FFH2, 1M Libor + 1.05%, 144A	1.198	4/25/2035	3,893,788
12,473,000	First Franklin Mortgage Loan Trust 2006-FF1, 1M Libor + 0.46%	0.608	1/25/2036	10,964,199
1,387,094	First Franklin Mortgage Loan Trust 2006-FF3, 1M Libor + 0.46%	0.538	2/25/2036	910,612
11,730,342	First Franklin Mortgage Loan Trust 2006-FF4, 1M Libor + 0.36%	0.715	3/25/2036	9,476,693
3,860,000	First Franklin Mortgage Loan Trust 2006-FF5, 1M Libor + 0.27%	0.418	4/25/2036	2,927,230
2,295,966	First Franklin Mortgage Loan Trust 2006-FF7, 1M Libor + 0.25%	0.398	5/25/2036	1,027,470
4,000,000	First Franklin Mortgage Loan Trust 2006-FF9, 1M Libor + 0.25%	0.398	6/25/2036	3,333,398
4,782,960	First Franklin Mortgage Loan Trust 2006-FF9, 1M Libor + 0.25%	0.398	6/25/2036	2,663,486
15,000,000	First Franklin Mortgage Loan Trust 2006-FF14, 1M Libor + 0.25%	0.458	10/25/2036	11,899,719
4,120,000	First Franklin Mortgage Loan Trust 2006-FF15, 1M Libor + 0.31%	0.458	11/25/2036	3,038,872
15,053,264	Freddia Mac STACR REMIC Trust 2019-HQA4, 1M Libor + 2.05%, 144A	2.198	11/25/2049	14,926,765
26,300,000	Freddie Mac STACR REMIC Trust 2020-DNA2, 1M Libor + 2.50%, 144A	2.648	2/25/2050	22,973,416
2,849,698	Freddie Mac STACR REMIC Trust 2020-DNA2, 1M Libor + 0.75%, 144A	0.898	2/25/2050	2,847,767
5,750,000	Freddie Mac STACR REMIC Trust 2020-DNA4, 1M Libor + 10.00%, 144A	10.148	8/25/2050	6,035,356
1,100,000	Freddie Mac STACR REMIC Trust 2020-HQA1, 1M Libor + 5.10%, 144A	5.248	1/25/2050	665,190
7,250,000	Freddie Mac STACR REMIC Trust 2020-HQA1, 1M Libor + 2.35%, 144A	2.498	1/25/2050	6,381,926
5,000,000	Freddie Mac STACR REMIC Trust 2020-HQA1, 1M Libor + 1.90%, 144A	2.048	1/25/2050	4,913,873
1,000,000	Freddie Mac STACR REMIC Trust 2020-HQA2, 1M Libor + 3.10%, 144A	7.748	3/25/2050	626,209
23,000,000	Freddie Mac STACR REMIC Trust 2020-HQA2, 1M Libor + 3.10%, 144A	3.248	3/25/2050	22,802,209
5,250,000	Freddie Mac STACR REMIC Trust 2020-HQA4, 1M Libor + 3.10%, 144A	9.552	9/25/2050	5,276,250
4,500,000	Freddie Mac STACR REMIC Trust 2020-HQA4, 1M Libor + 3.10%, 144A	5.402	9/25/2050	4,545,000
3,000,000	Freddie Mac STACR REMIC Trust 2020-HQA4, 1M Libor + 3.10%, 144A	3.302	9/25/2050	3,015,000
1,773,388	Freddie Mac STACR Trust 2019-DNA1, 1M Libor + 2.65%	2.798	1/25/2049	1,764,126
2,000,000	Freddie Mac STACR Trust 2019-DNA2, 1M Libor + 10.50%	10.648	3/25/2049	1,881,929
1,500,000	Freddie Mac STACR Trust 2019-DNA3, 1M Libor + 3.25%	3.398	7/25/2049	1,405,710
6,506,342	Freddie Mac STACR Trust 2019-DNA3, 1M Libor + 2.05%	2.198	7/25/2049	6,397,234
7,617,574	Freddie Mac STACR Trust 2019-HQA2, 1M Libor + 2.05%	2.198	4/25/2049	7,525,673
8,831,067	Freddie Mac Structured Agency Credit Risk Debt Notes, 1M Libor + 2.30%	2.448	9/25/2030	8,727,351
1,421,322	Fremont Home Loan Trust 2004-3, 1M Libor + 1.88%	2.023	11/25/2034	1,185,087
3,085,111	Fremont Home Loan Trust 2004-4, 1M Libor + 1.50%	1.648	3/25/2035	1,490,039
1,524,417	Fremont Home Loan Trust 2004-4, 1M Libor + 1.43%	1.573	3/25/2035	1,253,380
375,966	Fremont Home Loan Trust 2004-4, 1M Libor + 0.92%	1.063	3/25/2035	303,946
934,690	Fremont Home Loan Trust 2004-D, 1M Libor + 0.95%	1.093	11/25/2034	899,008
5,988,394	Fremont Home Loan Trust 2005-1, 1M Libor + 1.80%, 144A	1.948	6/25/2035	1,903,442
12,370,598	Fremont Home Loan Trust 2005-2, 1M Libor + 0.98%	1.123	6/25/2035	8,467,409

See accompanying notes to consolidated financial statements.

AlphaCentric Income Opportunities Fund (IOFAX, IOFCX, IOFIX)
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
September 30, 2020

Principal Amount ($)		Coupon Rate (%)	Maturity	Value
	NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES - 89.3% (Continued)
6,002,417	Fremont Home Loan Trust 2005-A, 1M Libor + 1.05%	1.198	1/25/2035	$3,644,525
4,071,791	Fremont Home Loan Trust 2005-C, 1M Libor + 0.99%	1.138	7/25/2035	2,300,444
3,972,000	Fremont Home Loan Trust 2005-E, 1M Libor + 0.99%	0.598	1/25/2036	3,360,743
8,797,515	GE-WMC Asset-Backed Pass Through Certificates Series 2005-1, 1M Libor + 0.69%	0.838	10/25/2035	7,707,694
2,142,672	GreenPoint Mortgage Funding Trust 2005-HY1, 1M Libor + 0.59%	0.738	7/25/2035	1,701,494
2,387,283	GreenPoint Mortgage Funding Trust Series 2006-AR4, 1M Libor + 0.32%	0.468	9/25/2046	1,718,763
4,921,981	GSAA Home Equity Trust 2004-8, 1M Libor + 1.73%	1.873	9/25/2034	4,374,081
4,096,255	GSAA Home Equity Trust 2004-11, 1M Libor + 1.43%	1.573	12/25/2034	3,420,285
9,305,000	GSAA Home Equity Trust 2005-4, 1M Libor + 1.05%	1.198	3/25/2035	9,018,911
1,652,727	GSAA Home Equity Trust 2005-5, 1M Libor + 2.55%	2.698	2/25/2035	1,192,651
4,830,733	GSAA Home Equity Trust 2005-8, 1M Libor + 0.52%	0.668	6/25/2035	3,667,907
19,382,662	GSAA Trust, 1M Libor + 0.77%	0.718	12/25/2035	15,160,178
9,491,436	GSAA Trust, 1M Libor + 0.57%	0.918	6/25/2035	6,324,815
465,721	GSAMP Trust 2004-NC2, 1M Libor + 3.38%, 144A	3.523	10/25/2034	334,351
4,347,590	GSAMP Trust 2005-AHL2, 1M Libor + 0.44%	0.588	12/25/2035	2,766,773
13,226,000	GSAMP Trust 2005-HE4, 1M Libor + 0.95%	1.093	7/25/2045	9,843,822
5,403,098	GSAMP Trust 2005-HE5, 1M Libor + 0.70%	0.848	11/25/2035	1,474,326
7,798,965	GSAMP Trust 2005-WMC3, 1M Libor + 0.70%	0.598	12/25/2035	6,760,642
32,205,143	GSAMP Trust 2006-HE3, 1M Libor + 0.28%	0.428	5/25/2046	27,138,559
7,065,768	GSAMP Trust 2006-HE5, 1M Libor + 0.30%	0.448	8/25/2036	5,735,003
5,519,878	GSAMP Trust 2006-HE8, 1M Libor + 0.25%	0.398	1/25/2037	2,902,413
2,031,630	GSAMP Trust 2006-SD2, 1M Libor + 0.47%, 144A	0.618	5/25/2046	1,054,026
3,000,000	GSAMP Trust 2007-HSBC1, 1M Libor + 2.25%	2.398	2/25/2047	3,042,331
14,062	GSR Mortgage Loan Trust 2005-7F, 1M Libor + 0.50%	0.648	9/25/2035	13,335
1,869,342	GSRPM Mortgage Loan Trust 2003-1, 1M Libor +4.50%	4.648	1/25/2032	1,828,092
3,310,449	GSRPM Mortgage Loan Trust 2007-1, 1M Libor + 0.40%, 144A	0.548	10/25/2046	3,051,945
1,790,047	GSRPM Mortgage Loan Trust Series 2002-1, 1M Libor + 1.95%, 144A	2.098	11/25/2031	1,789,643
1,045,994	GSRPM Mortgage Loan Trust Series 2004-1, 1M Libor + 3.50%, 144A	3.648	9/25/2042	890,669
2,288,988	HarborView Mortgage Loan Trust 2005-11, 1M Libor + 0.76%	0.916	8/19/2045	2,074,660
2,248,342	HarborView Mortgage Loan Trust 2005-15, 1M Libor + 0.37%	0.526	10/20/2045	1,639,864
1,343,296	HarborView Mortgage Loan Trust 2006-12, 1M Libor + 0.25%	0.406	1/19/2038	1,050,078
1,812,459	Home Equity Asset Trust, 1M Libor + 2.17%	2.318	2/25/2034	1,643,328
4,937,901	Home Equity Asset Trust, 1M Libor + 1.25%	1.393	5/25/2035	4,439,270
2,267,471	Home Equity Asset Trust 2005-6, 1M Libor + 0.71%	0.858	12/25/2035	2,923,755
11,719,825	Home Equity Asset Trust 2005-7, 1M Libor + 0.50%	0.648	1/25/2036	8,774,372
9,618,425	Home Equity Asset Trust 2005-8, 1M Libor + 0.47%	0.618	2/25/2036	9,609,575
8,717,238	Home Equity Asset Trust 2005-9, 1M Libor + 0.44%	0.588	4/25/2036	7,960,703
6,946,447	Home Equity Asset Trust 2006-1, 1M Libor + 0.62%	0.768	4/25/2036	6,304,328
9,000,000	Home Equity Mortgage Loan Asset-Backed Trust Series INABS 2005-A, 1M Libor + 1.95%	2.098	3/25/2035	8,286,151
6,475,000	Home Equity Mortgage Loan Asset-Backed Trust Series INABS 2005-B, 1M Libor + 1.80%	1.948	8/25/2035	5,044,320
11,200,000	Home Equity Mortgage Loan Asset-Backed Trust Series INABS 2005-C, 1M Libor + 0.61%	0.758	10/25/2035	6,442,470
16,333,682	Home Equity Mortgage Loan Asset-Backed Trust Series INABS 2005-D, 1M Libor + 0.47%	0.618	3/25/2036	9,791,585
7,455,066	Home Equity Mortgage Loan Asset-Backed Trust Series INABS 2006-A, 1M Libor + 0.40%	0.548	3/25/2036	4,241,877
15,978,988	Home Equity Mortgage Loan Asset-Backed Trust Series INABS 2006-B, 1M Libor + 0.36%	0.508	6/25/2036	8,559,276
4,329,824	Home Equity Mortgage Loan Asset-Backed Trust Series INABS 2006-C, 1M Libor + 0.29%	0.438	8/25/2036	1,627,427
886,410	Home Equity Mortgage Loan Asset-Backed Trust Series SPMD 2001-A, (A)	6.537	11/25/2030	926,560
4,703,389	Home Equity Mortgage Loan Asset-Backed Trust Series SPMD 2004-A, 1M Libor + 2.33%	2.473	7/25/2034	3,914,690
11,599,999	HSI Asset Securitization Corp Trust 2005-OPT1, 1M Libor + 0.68%	0.823	11/25/2035	9,909,877
13,243,000	HSI Asset Securitization Corp Trust 2006-OPT1, 1M Libor + 0.54%	0.688	12/25/2035	9,708,653
2,106,800	HSI Asset Securitization Corp Trust 2006-OPT4, 1M Libor + 0.31%	0.458	3/25/2036	1,836,763
492,784	Impac CMB Trust Series 2004-10, 1M Libor + 0.86%	1.003	3/25/2035	429,834
30,662	IndyMac INDX Mortgage Loan Trust 2004-AR6, (A)	3.481	10/25/2034	29,704
773,291	IXIS Real Estate Capital Trust 2005-HE2, 1M Libor + 1.04%	1.948	7/25/2035	477,734
8,000,000	JP Morgan Mortgage Acquisition Corp 2005-FLD1, 1M Libor + 1.80%	1.948	7/25/2035	7,342,064
8,784,113	JP Morgan Mortgage Acquisition Corp 2005-OPT1, 1M Libor + 1.07%	1.213	6/25/2035	7,395,948
16,317,000	JP Morgan Mortgage Acquisition Corp 2006-FRE1, 1M Libor + 0.43%	0.578	5/25/2035	11,639,791
12,759,465	JP Morgan Mortgage Acquisition Trust 2006-ACC1, 1M Libor + 0.32%	0.468	5/25/2036	8,139,110
4,718,212	JP Morgan Mortgage Acquisition Trust 2006-CH1, 1M Libor + 1.80%	1.948	7/25/2036	3,611,622
2,555,904	JP Morgan Mortgage Acquisition Trust 2006-CW1, 1M Libor + 0.30%	0.448	5/25/2036	2,255,918
10,374,729	JP Morgan Mortgage Acquisition Trust 2006-NC1, 1M Libor + 0.34%	0.488	4/25/2036	7,629,419
4,441,906	JP Morgan Mortgage Acquisition Trust 2007-CH2, 1M Libor + 0.75%	0.898	1/25/2037	3,607,180
7,553,000	JP Morgan Mortgage Acquisition Trust 2007-CH2, 1M Libor + 0.60%	0.748	1/25/2037	6,033,068
5,706,000	JP Morgan Mortgage Acquisition Trust 2007-CH2, 1M Libor + 0.53%	0.678	1/25/2037	4,981,845

See accompanying notes to consolidated financial statements.

AlphaCentric Income Opportunities Fund (IOFAX, IOFCX, IOFIX)
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
September 30, 2020

Principal Amount ($)		Coupon Rate (%)	Maturity	Value
	NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES - 89.3% (Continued)
11,493,416	JP Morgan Mortgage Acquisition Trust 2007-CH3, 1M Libor + 0.37%	0.518	3/25/2037	$8,397,097
16,788,000	JP Morgan Mortgage Acquisition Trust 2007-CH4, 1M Libor + 0.29%	0.438	5/25/2037	12,401,645
4,500,000	JP Morgan Mortgage Acquisition Trust 2007-CH5, 1M Libor + 0.28%	0.428	6/25/2037	3,415,653
3,775,832	JP Morgan Mortgage Acquisition Trust 2007-HE1, 1M Libor + 0.26%	0.408	3/25/2047	2,267,662
2,220,154	Long Beach Mortgage Loan Trust 2003-1, 1M Libor + 6.00%	6.148	3/25/2033	2,885,495
1,094,272	Long Beach Mortgage Loan Trust 2004-5, 1M Libor + 1.80%	1.948	9/25/2034	1,111,421
11,143,310	Long Beach Mortgage Loan Trust 2005-3, 1M Libor + 0.71%	0.853	8/25/2045	10,486,429
940,333	MAFI II Remic Trust 1998-A	6.000	2/20/2027	840,737
915,049	MASTR Adjustable Rate Mortgages Trust 2004-5, (A)	3.584	7/25/2034	668,193
757,198	MASTR Alternative Loan Trust 2002-2 (A)	7.107	10/25/2032	91,052
1,826,083	Mastr Asset Backed Securities Trust 2003-OPT2, 1M Libor + 5.78%	5.923	5/25/2033	1,526,726
83,206	Mastr Asset Backed Securities Trust 2004-OPT2, 1M Libor + 1.95%	2.098	9/25/2034	69,536
1,575,958	Mastr Asset Backed Securities Trust 2004-WMC3, 1M Libor + 1.80%	1.948	10/25/2034	1,758,376
404,508	Mastr Asset Backed Securities Trust 2005-NC1, 1M Libor + 2.30%	2.443	12/25/2034	657,939
6,554,513	Mastr Asset Backed Securities Trust 2006-AM3, 1M Libor + 0.26%	0.408	10/25/2036	4,632,360
3,676,829	Mastr Asset Backed Securities Trust 2007-HE1, 1M Libor + 0.30%	0.448	5/25/2037	2,352,548
901,537	Mastr Specialized Loan Trust, 1M Libor + 1.75%, 144A	2.725	7/25/2035	914,725
1,440,465	Mastr Specialized Loan Trust, 1M Libor + 1.25%, 144A	1.398	11/25/2035	844,652
6,431,692	Mastr Specialized Loan Trust, 1M Libor + 1.60%, 144A	1.748	1/25/2036	3,926,962
3,009,826	Mastr Specialized Loan Trust, 1M Libor + 0.65%, 144A	0.798	1/25/2036	2,938,323
1,306,188	Meritage Mortgage Loan Trust 2004-2, 1M Libor + 1.73%	1.873	1/25/2035	942,589
5,228,703	Meritage Mortgage Loan Trust 2005-2, 1M Libor + 0.80%	0.943	11/25/2035	4,942,892
15,941,340	Merrill Lynch First Franklin Mortgage Loan Trust Series 2007-H1, 1M Libor + 0.80%	1.898	10/25/2037	13,878,712
1,367,214	Merrill Lynch Mortgage Investors Trust 2002-AFC1, 1M Libor + 3.45%	3.598	9/25/2032	1,346,515
23,115	Merrill Lynch Mortgage Investors Trust MLMI Series 2003-A1, 12M Libor + 1.63%	2.081	12/25/2032	22,241
146,370	Merrill Lynch Mortgage Investors Trust MLMI Series 2003-A2, 6M Libor + 1.50%	1.815	2/25/2033	142,151
816,748	Merrill Lynch Mortgage Investors Trust Series 2003-OPT1, 1M Libor + 2.18%	2.323	7/25/2034	802,804
2,847,836	Merrill Lynch Mortgage Investors Trust Series 2004-OPT1, 1M Libor + 2.03%	2.173	6/25/2035	2,606,362
1,504,514	Merrill Lynch Mortgage Investors Trust Series 2004-WMC1, 1M Libor + 2.40%	2.548	10/25/2034	1,515,274
5,792,111	Merrill Lynch Mortgage Investors Trust Series 2005-AR1, 1M Libor +1.01%	1.153	6/25/2036	5,361,249
8,888,972	Merrill Lynch Mortgage Investors Trust Series 2005-WMC2, 1M Libor + 1.05%	1.198	4/25/2036	8,466,146
6,759,000	Merrill Lynch Mortgage Investors Trust Series 2006-HE1, 1M Libor + 0.40%	0.548	12/25/2036	6,110,556
6,657,466	Merrill Lynch Mortgage Investors Trust Series 2007-MLN1, 1M Libor + 0.32%	0.468	3/25/2037	6,040,037
414,550	Merrill Lynch Mortgage Investors Trust Series MLCC 2005-A, 1M Libor + 1.01%	1.153	3/25/2030	324,057
4,146,592	Merrill Lynch Mortgage Investors Trust Series MLCC 2006-1, (A)	2.826	2/25/2036	2,920,022
4,173,609	Morgan Stanley ABS Capital I Inc Trust 2004-HE9, 1M Libor + 1.88%	2.023	11/25/2034	3,406,896
885,199	Morgan Stanley ABS Capital I Inc Trust 2004-HE9, 1M Libor + 1.58%	1.723	11/25/2034	803,237
1,459,818	Morgan Stanley ABS Capital I Inc Trust 2004-WMC2, 1M Libor + 5.25%	5.398	7/25/2034	1,409,825
293,209	Morgan Stanley ABS Capital I Inc Trust 2004-WMC3, 1M Libor + 1.65%	1.798	1/25/2035	13,777
1,932,721	Morgan Stanley ABS Capital I Inc Trust 2004-WMC3, 1M Libor + 1.35%	1.498	1/25/2035	1,713,883
12,987,825	Morgan Stanley ABS Capital I Inc Trust 2005-HE4, 1M Libor + 0.89%	1.033	7/25/2035	10,945,454
1,882,413	Morgan Stanley ABS Capital I Inc Trust 2005-WMC2, 1M Libor + 0.98%	1.123	2/25/2035	1,358,453
4,260,890	Morgan Stanley ABS Capital I Inc Trust 2005-WMC3, 1M Libor + 1.07%	1.213	3/25/2035	2,861,263
5,646,363	Morgan Stanley ABS Capital I Inc Trust 2005-WMC5, 1M Libor + 1.80%	1.948	6/25/2035	1,731,281
2,678,998	Morgan Stanley ABS Capital I Inc Trust 2005-WMC6, 1M Libor + 1.07%	1.213	7/25/2035	2,085,738
10,463,006	Morgan Stanley ABS Capital I Inc Trust 2006-NC1, 1M Libor + 0.42%	0.568	12/25/2035	8,134,583
3,683,627	Morgan Stanley ABS Capital I Inc Trust 2006-WMC1, 1M Libor + 0.38%	0.528	12/25/2035	3,339,242
1,622,453	Morgan Stanley ABS Capital I Inc Trust 2007-HE6, 1M Libor + 0.26%	0.408	5/25/2037	3,850,904
11,859,357	Morgan Stanley ABS Capital I Inc Trust 2007-HE6, 1M Libor + 0.25%	0.398	5/25/2037	10,387,382
10,150,900	Morgan Stanley Capital I Inc Trust 2006-HE1, 1M Libor + 0.37%	0.518	1/25/2036	8,534,642
1,642,790	Morgan Stanley Dean Witter Capital I Inc Trust 2003-NC2, 1M Libor + 5.63%	5.773	2/25/2033	1,562,924
5,308,259	Morgan Stanley Home Equity Loan Trust 2005-2, 1M Libor + 1.07%	1.213	5/25/2035	3,933,910
96,448	Morgan Stanley Mortgage Loan Trust 2004-7AR, (A)	2.918	9/25/2034	93,781
1,500,000	Multifamily Connecticut Avenue Securities Trust 2019-01, 1M Libor + 5.50%, 144A	5.648	10/15/2049	1,260,491
6,000,000	Multifamily Connecticut Avenue Securities Trust 2019-01, 1M Libor + 3.25%, 144A	3.398	10/15/2049	5,583,509
5,483,000	Nationstar Home Equity Loan Trust 2006-B, 1M Libor + 0.37%	0.518	9/25/2036	4,702,058
7,253,174	Nationstar Home Equity Loan Trust 2007-A, 1M Libor + 0.37%	0.518	3/25/2037	6,809,382
7,204,000	Nationstar Home Equity Loan Trust 2007-B, 1M Libor + 0.47%	0.558	4/25/2037	6,296,623
5,833,294	Nationstar Home Equity Loan Trust 2007-B, 1M Libor + 0.47%	0.618	4/25/2037	4,633,353
18,463,000	Nationstar Home Equity Loan Trust 2007-C, 1M Libor + 0.25%	0.398	6/25/2037	14,981,956
987,409	New Century Home Equity Loan Trust, (A)	5.650	8/25/2034	949,425
6,587,728	New Century Home Equity Loan Trust 2004-4, 1M Libor + 1.43%	1.573	2/25/2035	4,052,026
2,019,256	New Century Home Equity Loan Trust 2005-1, 1M Libor + 1.20%	1.348	3/25/2035	1,587,208

See accompanying notes to consolidated financial statements.

AlphaCentric Income Opportunities Fund (IOFAX, IOFCX, IOFIX)
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
September 30, 2020

Principal Amount ($)		Coupon Rate (%)	Maturity	Value
	NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES - 89.3% (Continued)
3,680,463	New Century Home Equity Loan Trust 2006-2, 1M Libor + 0.31%	0.458	8/25/2036	$2,615,301
198,956	New Century Home Equity Loan Trust Series 2003-5, 1M Libor + 0.80%	0.948	11/25/2033	181,519
38,580,213	New Century Home Equity Loan Trust Series 2005-B, 1M Libor + 0.49%	0.638	10/25/2035	32,080,400
16,198,481	New Century Home Equity Loan Trust Series 2005-C, 1M Libor + 0.45%	0.598	12/25/2035	13,271,260
10,390,000	New Century Home Equity Loan Trust Series 2005-D, 1M Libor + 0.47%	0.618	2/25/2036	8,420,434
19,918,000	Newcastle Mortgage Securities Trust 2007-1, 1M Libor + 0.50%	0.648	4/25/2037	15,845,639
16,814	Nomura Asset Acceptance Corp Alternative Loan Trust Series 2003-A1	7.000	4/25/2033	17,441
11,745	Nomura Asset Acceptance Corp Alternative Loan Trust Series 2003-A1	6.000	5/25/2033	12,031
4,750,000	Nomura Home Equity Loan Inc Home Equity Loan Trust Series 2005-HE1, 1M Libor + 1.08%	1.228	9/25/2035	3,833,276
1,576,864	Nomura Home Equity Loan Inc Home Equity Loan Trust Series 2006-HE1, 1M Libor + 0.42%	0.568	2/25/2036	1,395,221
21,359,435	Nomura Home Equity Loan Inc Home Equity Loan Trust Series 2006-HE3, 1M Libor + 0.30%	0.448	7/25/2036	12,800,178
1,278,441	Nomura Home Equity Loan Inc Home Equity Loan Trust Series 2006-WF1, 1M Libor + 0.37%	0.518	3/25/2036	1,178,651
3,126,335	NovaStar Mortgage Funding Trust Series 2003-1, 1M Libor + 3.00%	3.148	5/25/2033	2,741,572
10,000,000	NovaStar Mortgage Funding Trust Series 2004-4, 1M Libor + 2.55%	2.698	3/25/2035	9,578,420
15,194,965	NovaStar Mortgage Funding Trust Series 2007-2, 1M Libor + 0.30%	0.448	9/25/2037	12,651,077
5,931,281	Opteum Mortgage Acceptance Corp Asset Backed Pass-Through Certificates 2005-5, 1M Libor + 0.43%	0.578	12/25/2035	5,987,049
1,888,277	Option One Mortgage Loan Trust 2005-3, 1M Libor + 1.01%	1.153	8/25/2035	509,440
9,540,000	Option One Mortgage Loan Trust 2005-3, 1M Libor + 0.93%	1.078	8/25/2035	7,929,303
3,266,026	Option One Mortgage Loan Trust 2005-4 Asset-Backed Certificates Series 2005-4, 1M Libor + 0.90%	1.048	11/25/2035	2,913,510
2,123,072	Option One Mortgage Loan Trust 2005-5 Asset-Backed Certificates Series 2005-5, 1M Libor + 0.58%	0.728	12/25/2035	1,345,817
52,147,000	Option One Mortgage Loan Trust 2006-1, 1M Libor + 0.38%	0.528	1/25/2036	38,529,578
12,121,582	Option One Mortgage Loan Trust 2007-CP1, 1M Libor + 0.30%	0.448	3/25/2037	6,729,612
356,451	Ownit Mortgage Loan Trust Series 2005-1, 1M Libor + 1.17%	1.318	9/25/2035	309,802
9,645,858	Ownit Mortgage Loan Trust Series 2005-4, 1M Libor + 0.55%	0.698	8/25/2036	8,948,493
2,602,193	Park Place Securities Inc Asset-Backed Pass-Through Certificates Series 2004-MCW, 1M Libor + 1.73%	1.873	10/25/2034	1,738,503
14,801,649	Park Place Securities Inc Asset-Backed Pass-Through Certificates Series 2004-MHQ, 1M Libor + 2.10%	2.248	12/25/2034	13,646,140
1,240,529	Park Place Securities Inc Asset-Backed Pass-Through Certificates Series 2004-WCW2, 1M Libor + 2.93%	3.073	10/25/2034	511,731
6,346,905	Park Place Securities Inc Asset-Backed Pass-Through Certificates Series 2004-WCW2, 1M Libor + 2.18%	2.323	10/25/2034	5,234,852
2,750,399	Park Place Securities Inc Asset-Backed Pass-Through Certificates Series 2004-WHQ2, 1M Libor + 2.63%	2.773	2/25/2035	2,282,300
7,333,569	Park Place Securities Inc Asset-Backed Pass-Through Certificates Series 2004-WHQ2, 1M Libor + 1.95%	2.098	2/25/2035	6,400,557
3,099,568	Park Place Securities Inc Asset-Backed Pass-Through Certificates Series 2004-WWF, 1M Libor + 2.03%	2.173	12/25/2034	2,905,919
3,347,286	Park Place Securities Inc Asset-Backed Pass-Through Certificates Series 2005-WCW, 1M Libor + 1.02%	1.168	7/25/2035	1,830,400
2,310,000	Park Place Securities Inc Asset-Backed Pass-Through Certificates Series 2005-WCW, 1M Libor + 0.98%	1.123	7/25/2035	1,948,345
20,918,371	Park Place Securities Inc Asset-Backed Pass-Through Certificates Series 2005-WCW3, 1M Libor + 0.64%	0.788	8/25/2035	16,171,424
7,435,621	Park Place Securities Inc Asset-Backed Pass-Through Certificates Series 2005-WHQ1, 1M Libor + 1.88%	2.023	3/25/2035	5,091,321
2,917,758	Park Place Securities Inc Asset-Backed Pass-Through Certificates Series 2005-WHQ3, 1M Libor + 1.80%	1.948	6/25/2035	2,910,971
15,433,671	Park Place Securities Inc Asset-Backed Pass-Through Certificates Series 2005-WHQ4, 1M Libor + 0.61%	0.758	9/25/2035	11,594,445
3,352,440	Park Place Securities Inc Series 2005-WCW1, 1M Libor + 0.66%	0.808	9/25/2035	2,480,999
2,125,000	Popular ABS Mortgage Pass-Through Trust 2005-C, 1M Libor + 0.70%	0.848	11/25/2035	1,918,318
6,667,224	Popular ABS Mortgage Pass-Through Trust 2006-B, 1M Libor + 0.50%	0.648	5/25/2036	4,264,997
8,270,112	Popular ABS Mortgage Pass-Through Trust 2007-A, 1M Libor + 0.31%	0.458	6/25/2047	5,538,807
6,000,000	Quest Trust, 1M Libor + 3.53%, 144A	3.673	9/25/2034	5,155,320
5,984,900	Quest Trust, 1M Libor + 3.38%, 144A	3.523	3/25/2035	5,789,902
8,674,000	RAAC Series 2006-RP1 Trust, 1M Libor + 1.85%	1.998	10/25/2045	8,759,919
4,835,297	RAAC Series 2006-RP2 Trust, 1M Libor + 1.25%, 144A	1.398	2/25/2037	3,041,493
4,638,000	RAAC Series 2006-RP4 Trust, 1M Libor + 2.00%	2.148	1/25/2046	4,030,421
1,825,121	RAAC Series 2007-SP1 Trust, 1M Libor + 1.00%	1.148	3/25/2037	1,448,213
14,226,752	RAAC Series 2007-SP3 Trust, 1M Libor + 2.25%	2.398	9/25/2047	10,163,327
2,195,633	RAMP Series 2005-EFC1 Trust, 1M Libor + 1.80%	1.948	5/25/2035	1,380,207
1,876,000	RAMP Series 2005-EFC3 Trust, 1M Libor + 1.12%	1.268	8/25/2035	1,769,726
11,363,000	RAMP Series 2005-EFC4 Trust, 1M Libor + 0.70%	0.848	9/25/2035	9,412,258
3,393,053	RAMP Series 2005-EFC6 Trust, 1M Libor + 0.95%	1.093	11/25/2035	1,997,164
2,735,361	RAMP Series 2005-RS1 Trust, 1M Libor + 1.20%	1.348	1/25/2035	2,489,582
3,130,575	RAMP Series 2005-RS8 Trust, 1M Libor + 0.60%	0.748	9/25/2035	2,398,334
8,236,326	RAMP Series 2006-EFC1 Trust, 1M Libor + 0.54%	0.688	2/25/2036	7,292,392
4,490,000	RAMP Series 2006-NC1 Trust, 1M Libor + 0.40%	0.748	1/25/2036	3,645,272
15,176,053	RAMP Series 2006-NC3 Trust, 1M Libor + 0.36%	0.508	3/25/2036	12,436,988
2,279,943	RAMP Series 2006-RS1 Trust, 1M Libor + 0.41%	0.558	1/25/2036	1,467,885
3,365,732	RAMP Series 2006-RS4 Trust, 1M Libor + 0.38%	0.528	7/25/2036	2,535,388
7,578,165	RAMP Series 2006-RZ3 Trust, 1M Libor + 0.38%	0.528	8/25/2036	6,731,456
15,122,828	RAMP Series 2006-RZ4 Trust, 1M Libor + 0.38%	0.528	10/25/2036	11,669,975
8,060,000	RAMP Series 2006-RZ4 Trust, 1M Libor + 0.35%	0.498	10/25/2036	7,400,915
11,476,955	RAMP Series 2006-RZ5 Trust, 1M Libor + 0.36%	0.508	8/25/2046	10,405,736

See accompanying notes to consolidated financial statements.

AlphaCentric Income Opportunities Fund (IOFAX, IOFCX, IOFIX)
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
September 30, 2020

Principal Amount ($)		Coupon Rate (%)	Maturity	Value
	NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES - 89.3% (Continued)
3,282,616	RASC Series 2004-KS6 Trust, 1M Libor + 1.77%	1.918	7/25/2034	$2,688,232
13,202,360	RASC Series 2005-AHL3 Trust, 1M Libor + 0.44%	0.588	11/25/2035	9,026,212
1,712,413	RASC Series 2005-EMX1 Trust, 1M Libor + 4.50%, 144A	4.648	3/25/2035	1,513,758
2,570,875	RASC Series 2005-EMX3 Trust, 1M Libor + 0.72%	0.868	9/25/2035	1,912,216
1,323,273	RASC Series 2005-KS1 Trust, 1M Libor + 1.88%	2.023	2/25/2035	1,173,153
1,348,858	RASC Series 2005-KS2 Trust, 1M Libor + 1.16%	1.303	3/25/2035	1,249,880
1,512,648	RASC Series 2005-KS6 Trust, 1M Libor + 2.55%	2.698	7/25/2035	1,359,513
2,345,613	RASC Series 2005-KS9 Trust, 1M Libor + 1.25%	1.398	10/25/2035	1,519,478
5,866,910	RASC Series 2005-KS12 Trust, 1M Libor + 0.67%	0.818	1/25/2036	4,663,425
2,749,434	RASC Series 2006-EMX1 Trust, 1M Libor + 0.47%	0.618	1/25/2036	1,564,611
8,865,532	RASC Series 2006-EMX2 Trust, 1M Libor + 0.42%	0.568	2/25/2036	5,958,980
8,772,139	RASC Series 2006-EMX3 Trust, 1M Libor + 0.33%	0.478	4/25/2036	6,587,448
8,883,342	RASC Series 2006-EMX4 Trust, 1M Libor + 0.28%	0.428	6/25/2036	6,874,123
7,384,706	RASC Series 2006-KS1 Trust, 1M Libor + 0.53%	0.678	2/25/2036	6,245,957
4,969,199	RASC Series 2006-KS2 Trust, 1M Libor + 0.50%	0.648	3/25/2036	3,382,377
9,192,730	RASC Series 2006-KS4 Trust, 1M Libor + 0.30%	0.448	6/25/2036	7,683,936
17,352,899	RASC Series 2006-KS7 Trust, 1M Libor + 0.29%	0.448	9/25/2036	14,722,510
7,159,372	RASC Series 2006-KS8 Trust, 1M Libor + 0.29%	0.438	10/25/2036	6,151,966
16,074,000	RASC Series 2007-KS1 Trust, 1M Libor + 0.24%	0.388	1/25/2037	10,426,668
31,022,668	RASC Series 2007-KS2 Trust, 1M Libor + 0.26%	0.408	2/25/2037	25,760,532
2,103,456	Renaissance Home Equity Loan Trust 2002-1, 1M Libor + 2.93%	3.073	6/25/2032	1,758,199
1,335,987	Renaissance Home Equity Loan Trust 2003-2, 1M Libor + 2.25%	2.398	8/25/2032	1,239,810
454,954	Renaissance Home Equity Loan Trust 2003-2, (B)	4.509	8/25/2033	436,631
6,999,243	Renaissance Home Equity Loan Trust 2004-3, (B)	5.284	11/25/2034	7,044,130
13,185,280	Renaissance Home Equity Loan Trust 2005-1, (B)	5.405	5/25/2035	2,832,111
8,431,143	Renaissance Home Equity Loan Trust 2005-2, (B)	5.101	8/25/2035	2,511,458
161,484	RFMSI Series 2005-SA1 Trust, (A)	3.802	3/25/2035	94,853
216,097	SASCO Mortgage Loan Trust 2003-GEL1, 1M Libor + 4.50%	4.648	10/25/2033	177,369
2,309,753	Saxon Asset Securities Trust 2004-2, (B)	6.000	8/25/2035	2,018,339
2,149,653	Saxon Asset Securities Trust 2005-2, 1M Libor + 0.71%	0.853	10/25/2035	1,847,912
4,414,649	Saxon Asset Securities Trust 2005-4, 1M Libor + 0.62%	0.768	11/25/2037	2,944,976
11,089,492	Saxon Asset Securities Trust 2006-2, 1M Libor + 0.32%	0.468	9/25/2036	8,412,858
11,065,000	Saxon Asset Securities Trust 2006-2, 1M Libor + 0.30%	0.448	9/25/2036	9,649,593
4,219,291	Saxon Asset Securities Trust 2007-3, 1M Libor + 0.90%	1.048	9/25/2047	2,414,843
36,690,000	Saxon Asset Securities Trust 2007-3, 1M Libor + 0.80%	0.948	9/25/2047	29,027,855
21,892,000	Saxon Asset Securities Trust 2007-3, 1M Libor + 0.80%	0.948	9/25/2047	17,090,846
10,935,000	Saxon Asset Securities Trust 2007-4,1M Libor + 3.00%, 144A	3.148	12/25/2037	5,408,871
7,000,000	Seasoned Credit Risk Transfer Trust Series 2020-2 (A)	4.250	11/25/2059	6,907,243
559,408	Securitized Asset Backed Receivables LLC Trust 2005-OP1, 1M Libor + 1.83%	1.978	1/25/2035	562,558
8,028,664	Securitized Asset Backed Receivables LLC Trust 2005-OP2, 1M Libor + 0.67%	0.818	10/25/2035	4,350,724
6,301,000	Securitized Asset Backed Receivables LLC Trust 2005-OP2, 1M Libor + 0.64%	0.788	10/25/2035	5,184,261
6,216,600	Securitized Asset Backed Receivables LLC Trust 2006-FR1, 1M Libor + 0.60%	0.748	11/25/2035	5,385,139
286,899	Security National Mortgage Loan Trust 2005-1, 1M Libor + 0.40%,144A	0.548	2/25/2035	284,959
1,500,000	Security National Mortgage Loan Trust 2005-2, 144A (A)	7.308	2/25/2035	1,249,827
1,300,605	Sequoia Mortgage Trust 2004-10, 1M Libor + 0.75%	0.906	11/20/2034	1,073,080
15,235,735	Sequoia Mortgage Trust 2004-10 (A) **	0.821	11/20/2034	198,935
5,879,000	SG Mortgage Securities Trust 2005-OPT1, 1M Libor + 0.59%	0.738	10/25/2035	4,876,313
2,746,982	Soundview Home Loan Trust 2005-1, 1M Libor + 1.95%	2.098	4/25/2035	2,782,910
2,454,484	Soundview Home Loan Trust 2005-3, 1M Libor + 0.99%	1.138	6/25/2035	2,428,022
1,304,053	Soundview Home Loan Trust 2005-A, 1M Libor + 1.35%	1.498	4/25/2035	1,337,726
5,321,456	Soundview Home Loan Trust 2005-OPT1, 1M Libor + 1.05%	1.198	6/25/2035	2,152,973
4,542,879	Soundview Home Loan Trust 2005-OPT1, 1M Libor + 0.83%	0.973	6/25/2035	3,652,505
5,708,590	Soundview Home Loan Trust 2005-OPT2, 1M Libor + 1.13%	1.273	8/25/2035	2,051,312
8,802,000	Soundview Home Loan Trust 2005-OPT2, 1M Libor + 0.98%	1.123	8/25/2035	7,003,795
1,787,500	Soundview Home Loan Trust 2005-OPT3, 1M Libor + 0.68%	0.828	11/25/2035	1,040,249
6,551,654	Soundview Home Loan Trust 2005-OPT4, 1M Libor + 0.55%	0.698	12/25/2035	3,126,308
9,236,838	Soundview Home Loan Trust 2006-1, 1M Libor + 0.41%	0.558	2/25/2036	5,715,629
25,951,442	Soundview Home Loan Trust 2006-EQ1, 1M Libor + 0.25%	0.398	10/25/2036	25,621,742
56,368,567	Soundview Home Loan Trust 2006-OPT2, 1M Libor + 0.30%	0.448	5/25/2036	49,412,585
8,779,580	Soundview Home Loan Trust 2006-OPT3, 1M Libor + 0.31%	0.458	6/25/2036	7,741,363
10,797,632	Soundview Home Loan Trust 2006-OPT4, 1M Libor + 0.28%	0.428	6/25/2036	10,019,371
51,525,401	Soundview Home Loan Trust 2006-OPT5, 1M Libor + 0.25%	0.398	7/25/2036	43,512,289

See accompanying notes to consolidated financial statements.

AlphaCentric Income Opportunities Fund (IOFAX, IOFCX, IOFIX)
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
September 30, 2020

Principal Amount ($)		Coupon Rate (%)	Maturity	Value
	NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES - 89.3% (Continued)
16,000,000	Soundview Home Loan Trust 2006-OPT5, 1M Libor + 0.24%	0.388	7/25/2036	$14,180,747
4,210,678	Specialty Underwriting & Residential Finance Trust Series 2005-BC3, 1M Libor + 0.98%	1.123	6/25/2036	3,205,474
5,007,006	Specialty Underwriting & Residential Finance Trust Series 2006-AB1, 1M Libor + 0.59%	0.733	12/25/2036	5,008,250
8,500,000	STACR Trust 2018-HRP1, 1M Libor + 3.75%, 144A	3.898	4/25/2043	8,027,635
2,400,000	STACR Trust 2018-HRP2, 1M Libor + 10.50%	10.648	2/25/2047	2,305,868
4,000,000	STACR Trust 2018-HRP2, 1M Libor + 4.20%	4.348	2/25/2047	3,572,424
10,000,000	STACR Trust 2018-HRP2, 1M Libor + 2.40%	2.548	2/25/2047	9,585,653
3,130,599	Structured Asset Investment Loan Trust 2004-BNC2, 1M Libor + 1.73%	1.873	12/25/2034	2,579,056
25,570,000	Structured Asset Investment Loan Trust 2005-4, 1M Libor + 0.98%	1.123	5/25/2035	22,431,842
12,336,607	Structured Asset Investment Loan Trust 2005-5, 1M Libor + 0.98%	1.123	6/25/2035	11,859,769
10,474,703	Structured Asset Investment Loan Trust 2005-6, 1M Libor + 0.98%	1.123	7/25/2035	8,363,179
8,992,800	Structured Asset Investment Loan Trust 2005-8, 1M Libor + 0.75%	0.898	10/25/2035	8,074,060
3,000,141	Structured Asset Investment Loan Trust 2005-HE2, 1M Libor + 0.78%	0.928	7/25/2035	2,379,922
1,847,749	Structured Asset Investment Loan Trust 2005-HE3, 1M Libor + 0.80%	0.943	9/25/2035	1,623,162
8,828,000	Structured Asset Investment Loan Trust 2005-HE3, 1M Libor + 0.74%	0.883	9/25/2035	8,003,615
185,792	Structured Asset Mortgage Investments II Trust 2004-AR5, (A)	2.544	10/19/2034	175,704
3,083,510	Structured Asset Mortgage Investments II Trust 2004-AR5, 1M Libor + 0.50%	0.656	7/19/2035	2,811,319
1,795,236	Structured Asset Mortgage Investments Trust 2002-AR4, 1M Libor + 0.83%	0.981	2/19/2033	1,407,103
2,458,553	Structured Asset Securities Corp 2005-NC1, 1M Libor + 1.30%	1.448	2/25/2035	2,088,417
1,982,949	Structured Asset Securities Corp 2005-RMS1, 1M Libor + 0.75%	0.898	2/25/2035	1,726,423
478,047	Structured Asset Securities Corp 2005-WF1, 1M Libor + 1.91%	2.053	2/25/2035	458,568
3,392,722	Structured Asset Securities Corp Mortgage Loan Trust 2005-NC2, 1M Libor + 1.05%	1.198	5/25/2035	2,855,177
1,876,560	Structured Asset Securities Corp Mortgage Loan Trust 2005-WF3, 1M Libor + 3.75%, 144A	3.898	7/25/2035	1,272,203
9,415,856	Structured Asset Securities Corp Mortgage Loan Trust 2006-W1, 1M Libor + 0.30%, 144A	0.448	8/25/2046	7,126,722
6,876,000	Structured Asset Securities Corp Mortgage Loan Trust 2006-WF1, 1M Libor + 0.95%	1.098	2/25/2036	4,894,493
5,811,418	Structured Asset Securities Corp Mortgage Loan Trust 2007-BC1, 1M Libor + 0.23%	0.378	2/25/2037	4,645,548
7,000,000	Structured Asset Securities Corp Mortgage Loan Trust 2007-BC3, 1M Libor + 0.30%	0.448	5/25/2047	5,786,815
6,246,166	Structured Asset Securities Corp Trust 2005-AR1, 1M Libor + 0.50%	0.648	9/25/2035	5,534,606
7,793,006	Terwin Mortgage Trust 2006-1, 1M Libor + 0.49%, 144A	0.638	1/25/2037	6,198,596
10,829,018	Terwin Mortgage Trust 2006-5, 1M Libor + 0.36%, 144A	0.508	7/25/2037	8,654,144
7,425,000	Terwin Mortgage Trust 2006-7, 1M Libor + 0.27%, 144A	0.418	7/25/2037	5,407,965
5,740,000	Terwin Mortgage Trust 2007-QHL1, 1M Libor + 1.50%, 144A	1.648	10/25/2038	5,315,385
2,997,346	Terwin Mortgage Trust Series TMTS 2005-6HE, 1M Libor + 1.20%	1.348	4/25/2036	2,893,689
526,882	Thornburg Mortgage Securities Trust 2004-2, 1M Libor + 1.00%	1.148	6/25/2044	396,457
757,000	Truman Capital Mortgage Loan Trust, 1M Libor + 3.50%, 144A	3.648	3/25/2037	775,342
174,250	WaMu Mortgage Pass-Through Certificates Series 2002-AR17 Trust, 1M Libor + 1.25%	1.932	11/25/2042	167,553
1,081,079	WaMu Mortgage Pass-Through Certificates Series 2003-AR10 Trust (A)	4.154	10/25/2033	943,292
2,331,083	Washington Mutural Asset-Backed Certificates WMABS Series 2006-HE1 Trust, 1M Libor + 0.36%	0.508	4/25/2036	1,227,401
7,063,075	Wells Fargo Home Equity Asset-Backed Securities 2005-4 Trust, 1M Libor + 0.45%	0.598	5/25/2036	5,236,790
10,323,944	Wells Fargo Home Equity Asset-Backed Securities 2006-1 Trust, 1M Libor + 0.35%	0.498	7/25/2036	8,177,614
12,124,046	Wells Fargo Home Equity Asset-Backed Securities 2006-2 Trust, 1M Libor + 0.27%	0.418	1/25/2037	10,999,500
	TOTAL NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES (Cost $2,606,958,092)			2,963,297,219

	REAL ESTATE INVESTMENT TRUSTS - 1.1%
662,924	American Homes 4 Rent			18,880,075
584,144	Invitation Homes, Inc.			16,350,191
	TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $29,329,620)			35,230,266

	TOTAL INVESTMENTS - 94.6% (Cost $2,778,506,444)			$3,137,931,569
	OTHER ASSETS LESS LIABILITIES - 5.4%			180,653,309
	TOTAL NET ASSETS - 100.0%			$3,318,584,878

**	Illiquid security. Total illiquid securities represents 0.08% of net assets as of September 30, 2020.

^	Fair Valued by the Board of Trustees in good faith using significant unobservable inputs.

(A)	Variable rate security.

(B)	STEP Coupon Bond.

144A - Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule, except to qualified institutional buyers. At September 30, 2020, 144A securities amounted to $341,921,531 or 12.29% of net assets.

See accompanying notes to consolidated financial statements.

AlphaCentric Premium Opportunity Fund (HMXAX, HMXCX, HMXIX)
PORTFOLIO OF INVESTMENTS (Unaudited)
September 30, 2020

		Notional	Exercise
	Contracts	Amount	Price	Expiration	Value
PURCHASED CALL OPTIONS - 0.5%
EMINI SP M Week O	10	$1,687,500	$3,375	10/5/2020	$11,200
EMINI SP M Week O	30	5,190,000	3,460	10/7/2020	8,850
S&P EMINI 3rd week	90	15,300,000	3,400	10/16/2020	178,200
S&P EMINI 3rd week	20	3,600,000	3,600	11/20/2020	28,500
S&P EMINI 3rd week	30	5,475,000	3,650	11/20/2020	29,250
S&P EMINI 3rd week	41	7,544,000	3,680	11/20/2020	31,775
S&P 500 EMINI	10	1,750,000	3,500	10/30/2020	12,050
S&P 500 EMINI	20	3,550,000	3,550	10/30/2020	14,200
S&P 500 EMINI	31	5,549,000	3,580	10/30/2020	15,965
S&P 500 EMINI	45	8,325,000	3,700	11/30/2020	40,950
S&P 500 EMINI	15	2,812,500	3,750	12/18/2020	17,400
S&P 500 EMINI	50	9,500,000	3,800	12/18/2020	44,250
TOTAL PURCHASED CALL OPTIONS (Cost $686,855)					432,590

PURCHASED PUT OPTION - 0.1%
S&P 500 EMINI	11	1,749,000	3,180	12/31/2020	67,485
TOTAL PURCHASED PUT OPTION (Cost $66,297)

TOTAL PURCHASED OPTIONS (Cost $753,152)					500,075

Shares
	SHORT-TERM INVESTMENTS - 78.1%
	MONEY MARKET FUNDS - 66.2%
1,984,906	Fidelity Investments Money Market Funds - Government Portfolio - Class I, to yield 0.01% * #			1,984,906
55,274,773	First American Government Obligations Fund - Class U, to yield 0.07%			55,274,773
				57,259,679

Principal ($)		Coupon Rate (%)	Maturity
	U.S. GOVERNMENT TREASURY OBLIGATIONS ^ - 11.9%
1,900,000	United States Treasury Bill #	0.000	10/8/2020	1,899,980
250,000	United States Treasury Bill #	0.000	11/5/2020	249,981
900,000	United States Treasury Bill #	0.000	3/25/2021	899,573
6,000,000	United States Treasury Bill #	0.000	5/20/2021	5,996,439
1,300,000	United States Treasury Bill #	0.000	7/15/2021	1,299,042
				10,345,015

	TOTAL SHORT- TERM INVESTMENTS (Cost $67,603,290)			67,604,694

	TOTAL INVESTMENTS - 78.7% (Cost $68,356,442)			$68,104,769
	OPTIONS WRITTEN - (0.5)% (Proceeds $708,292)			(427,718)
	OTHER ASSETS LESS LIABILITIES - 21.8%			18,814,024
	NET ASSETS - 100%			$86,491,075

^	Zero Coupon Bonds.

#	All or a portion of this investment is segregated as collateral for option contracts and future contracts.

*	Money market fund; interest rate reflects seven-day effective yield on September 30, 2020.

See accompanying notes to consolidated financial statements.

AlphaCentric Premium Opportunity Fund (HMXAX, HMXCX, HMXIX)
PORTFOLIO OF INVESTMENTS (Unaudited)(Continued)
September 30, 2020

		Notional	Exercise
	Contracts	Amount	Price	Expiration	Value
WRITTEN CALL OPTIONS - (0.5)%
EMINI SP M Week O	20	$3,420,000	3,420	10/5/2020	$8,100
EMINI SP W Week O	20	3,525,000	3,525	10/5/2020	500
S&P EMINI 1st week	40	6,910,000	3,455	10/2/2020	2,600
S&P EMINI 3rd week	180	31,275,000	3,475	10/16/2020	139,500
S&P EMINI 3rd week	40	7,400,000	3,700	11/20/2020	26,800
S&P EMINI 3rd week	18	3,375,000	3,750	11/20/2020	8,370
S&P EMINI 3rd week	40	7,540,000	3,770	11/20/2020	16,200
S&P EMINI 3rd week	82	15,621,000	3,810	11/20/2020	25,830
S&P 500 EMINI	20	3,600,000	3,600	10/30/2020	8,400
S&P 500 EMINI	40	7,300,000	3,650	10/30/2020	10,400
S&P 500 EMINI	62	11,470,000	3,700	10/30/2020	10,695
S&P 500 EMINI	44	8,360,000	3,800	11/30/2020	20,900
S&P 500 EMINI	40	7,660,000	3,830	11/30/2020	16,000
S&P 500 EMINI	30	5,850,000	3,900	12/18/2020	15,750
S&P 500 EMINI	100	19,750,000	3,950	12/18/2020	41,000
S&P 500 EMINI	1	175,500	3,510	12/31/2020	4,500
S&P 500 EMINI	10	1,760,000	3,520	12/31/2020	42,900
TOTAL WRITTEN CALL OPTIONS (Proceeds $665,882)					398,445

WRITTEN PUT OPTIONS - (0.0)%
EMINI SP M Week O	80	12,000,000	3,000	10/5/2020	1,400
EMINI SP M Week O	30	4,800,000	3,200	10/7/2020	10,050
S&P EMINI 1st week	81	11,947,500	2,950	10/2/2020	608
S&P 500 EMINI	11	1,474,000	2,680	12/31/2020	17,215
TOTAL WRITTEN PUT OPTIONS (Proceeds $42,410)					29,273

TOTAL WRITTEN OPTIONS (Proceeds $708,292)					427,718

				Unrealized
Open Long Future				Appreciation/
Contracts	Description	Expiration Date	Notional Amount	(Depreciation)
10	CBOE VIX Future	Oct-20	$303,750	$(5,750)
35	CBOE VIX Future	Nov-20	1,150,625	69,235
5	CBOE VIX Future	Dec-20	154,625	(2,375)
184	S&P 500 E-Mini Future	Dec-20	30,838,400	328,525
Net Unrealized Appreciation from Open Long Futures Contracts				$389,635

See accompanying notes to consolidated financial statements.

AlphaCentric Robotics and Automation Fund (GNXAX, GNXCX, GNXIX)
PORTFOLIO OF INVESTMENTS (Unaudited)
September 30, 2020

Shares		Value
	COMMON STOCKS - 92.9%
	AEROSPACE & DEFENSE - 4.7%
12,500	Aerovironment, Inc.* ^	$750,125
45,000	Kratos Defense & Security Solutions, Inc. * ^	867,600
		1,617,725
	BIOTECHNOLOGY & PHARMACEUTICALS - 2.5%
20,000	Bioxcel Therapeutics, Inc. * ^	867,200

	DIVERSIFIED INDUSTRIALS - 2.8%
12,500	Omron Corp.	968,919

	ELECTRICAL EQUIPMENT - 14.7%
25,000	Allied Motion Technologies, Inc.	1,032,000
10,000	Ametek, Inc.	994,000
25,000	CyberOptics Corp. * ^	796,000
10,000	Koh Young Technology, Inc.	765,284
7,500	Novanta, Inc. *	790,050
10,000	Renishaw PLC	726,554
		5,103,888
	INDUSTRIAL INTERMEDIATE PRODUCTION - 2.5%
40,000	Raven Industries, Inc.	860,800

	MACHINERY - 27.4%
50,000	ATS Automation Tooling Systems, Inc. *	647,951
200,000	Balyo SA *	244,849
10,000	Daifuku Co Ltd.	1,002,559
5,000	FANUC Corp.	953,283
1,000,000	FBR Ltd. *	40,138
25,000	GEA Group AG	879,781
15,000	Harmonic Drive Systems, Inc.	958,021
5,000	Kardex AG	930,612
2,000	Keyence Corp.	928,267
200,000	Kraken Robotics, Inc. *	122,778
50,000	Sandvik AB	982,682
50,000	Scott Technology Ltd.	58,829
25,000	SFA Engineering Corp.	816,588
25,000	Yaskawa Electric Corp.	970,103
		9,536,441
	MEDICAL EQUIPMENT & DEVICES - 18.4%
100,000	Accuray, Inc. *	240,000
15,000	Globus Medical, Inc. *	742,800
2,000	Intuitive Surgical, Inc. *	1,419,080
100,000	Microbot Medical, Inc. * ^	764,000
20,000	Siemens Healthineers AG	898,250

See accompanying notes to consolidated financial statements.

AlphaCentric Robotics and Automation Fund (GNXAX, GNXCX, GNXIX)
PORTFOLIO OF INVESTMENTS (Unaudited)(Continued)
September 30, 2020

Shares		Value
	MEDICAL EQUIPMENT & DEVICES (continued) - 18.4%
300,000	Stereotaxis, Inc. * ^	$1,074,000
2,500	Tecan Group AG	1,248,980
		6,387,110
	SEMICONDUCTORS - 5.5%
20,000	Brooks Automation, Inc.	925,200
35,000	Infineon Technologies AG	989,746
		1,914,946
	SOFTWARE - 9.2%
30,000	Nuance Communications, Inc. * ^	995,700
15,000	Omnicell, Inc. *	1,119,900
5,000	Synopsys, Inc. *	1,069,900
		3,185,500
	TECHNOLOGY HARDWARE - 5.2%
25,000	FLIR Systems, Inc.	896,250
10,000	Nidec Corp.	929,120
		1,825,370

	TOTAL COMMON STOCKS (Cost $26,012,830)	32,267,899

	SHORT-TERM INVESTMENT
	INVESTMENT PURCHASED AS SECURITIES LENDING
	COLLATERAL - 13.5% ^^
4,682,939	Mount Vernon Liquid Assets Portfolio, to yield 0.33% - (Cost $4,682,939)	4,682,939

	TOTAL INVESTMENTS - 106.4% (Cost $30,695,769)	$36,950,838
	LIABILITIES IN EXCESS OF OTHER ASSETS - (6.4)%	(2,205,644)
	NET ASSETS - 100%	$34,745,194

AG - Aktiengesellschaft

PLC - Public Limited Company

SA - Société Anonyme

*	Non-income producing security

^	All or a portion of this security is out on loan as of September 30, 2020. The total value of securities on loan as of September 30, 2020 is $4,538,623

^^	This security was purchased with cash collateral held from securities on loan. The total value of such security as September 30, 2020 is $4,682,939.

See accompanying notes to consolidated financial statements.

AlphaCentric Symmetry Strategy Fund (SYMAX, SYMCX, SYMIX)
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Unaudited)
September 30, 2020

Shares		Value
	COMMON STOCKS - 39.6%
	ASSET MANAGEMENT - 0.8%
21,859	Invesco Ltd.	$249,411

	AUTOMOTIVE - 2.3%
21,901	Fiat Chrysler Automobiles NV *	268,841
20,100	Mazda Motor Corp.	116,375
5,902	Peugeot SA	107,275
500	Toyota Motor Corp.	32,844
5,758	Valeo SA	177,243
		702,578
	BANKING - 0.3%
6,182	Raiffeisen Bank International AG *	94,749

	BEVERAGES - 0.1%
782	Diageo PLC	26,791

	BIOTECHNOLOGY & PHARMACEUTICALS - 0.5%
103	Bachem Holding AG	43,891
600	Chugai Pharmaceutical Co. Ltd.	26,808
316	Eli Lilly and Co.	46,774
376	Novo Nordisk AS	26,024
		143,497
	CABLE & SATELLITE - 0.2%
99	Charter Communications, Inc. *	61,810

	CHEMICALS - 0.1%
8	Givaudan SA	34,569

	COMMERCIAL SUPPORT SERVICES - 0.1%
1,305	Compass Group PLC	19,722

	CONSTRUCTION MATERIALS - 0.5%
3,580	Cie de Saint-Gobain	151,173

	E-COMMERCE DISCRETIONARY - 0.2%
20	Amazon.com, inc. *	62,975

	ENGINEERING & CONSTRUCTION SERVICES - 2.7%
1,193	Ferrovial SA	29,029
4,700	Kumagai Gumi Co. Ltd.	120,740
5,600	Nishimatsu Construction Co. Ltd.	110,748
13,500	Obayashi Corp.	122,169
21,000	Penta-Ocean Construction Co. Ltd.	136,710
14,700	Shimizu Corp.	109,905
18,400	Toda Corp.	125,538
17,800	Tokyu Construction Co. Ltd.	77,421
		832,260

See accompanying notes to consolidated financial statements.

AlphaCentric Symmetry Strategy Fund (SYMAX, SYMCX, SYMIX)
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Unaudited)(Continued)
September 30, 2020

Shares		Value
	FOOD - 1.0%
972	Campbell Soup Co.	$47,016
510	Hershey Company	73,103
1,407	Mondelez International, Inc.	80,832
220	Nestle SA	26,182
300	Nissin Foods Holdings Co. Ltd.	28,144
2,643	Orkla ASA	26,660
500	Toyo Suisan Kaisha Ltd.	26,343
		308,280
	FORESTRY, PAPER & WOOD PRODUCTS - 0.4%
8,834	Stora Enso Oyj	138,554

	GAS & WATER UTILITIES - 0.1%
800	Iwatani Corp.	29,906

	HEALTHCARE FACILITIES & SERVICES - 1.7%
6,714	Cardinal Health, Inc.	315,222
3,238	CVS Health Corp.	189,099
55	Lonza Group AG	34,039
		538,360
	HOME & OFFICE PRODUCTS - 1.2%
2,043	Whirlpool Corp.	375,687

	HOME CONSTRUCTION - 1.2%
10,600	Pressance Corp.	139,720
8,200	Sekisui House Ltd.	144,333
26,000	Sumitomo Mitsui Construction Co. Ltd.	105,202
		389,255
	HOUSEHOLD PRODUCTS - 0.2%
257	Clorox Co.	54,014

	INSTITUTIONAL FINANCIAL SERVICES - 0.4%
26,300	Nomura Holdings, Inc.	119,276

	INSURANCE - 8.8%
36,459	Aegon NV	94,913
8,900	American International Group, Inc.	245,017
7,562	Assicurazioni Generali SpA	106,633
63,962	Aviva PLC	236,246
6,163	AXA SA	114,014
677	Cincinnati Financial Corp.	52,786
7,382	CNP Assurances	92,451
215	Hannover Rueck SE	33,330
5,271	Lincoln National Corp.	165,140
6,786	MetLife, Inc.	252,236
4,300	MS&AD Insurance Group Holdings, Inc.	115,069
3,895	NN Group NV	146,388

See accompanying notes to consolidated financial statements.

AlphaCentric Symmetry Strategy Fund (SYMAX, SYMCX, SYMIX)
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Unaudited)(Continued)
September 30, 2020

Shares		Value
	INSURANCE (continued) - 8.8%
6,855	Principal Financial Group, Inc.	$276,051
3,605	Prudential Financial, Inc.	228,990
3,939	Scor SE	109,287
371	Swiss Life Holding AG	140,728
1,122	TRYG A/S	35,422
13,687	Unum Group	230,352
99	Zurich Insurance Group AG	34,557
		2,709,610
	LEISURE FACILITIES & SERVICES- 1.5%
372	McDonald’s Corp.	81,650
14,594	MGM Resorts International	317,420
200	Oriental Land Co. Ltd.	27,935
2,000	Skylark Holdings Co. Ltd.	28,428
		455,433
	MEDICAL EQUIPMENT & DEVICES - 0.2%
155	Coloplast AS	24,504
1,416	Smith & Nephew PLC	27,761
		52,265
	METALS & MINING - 1.0%
6,276	Anglo American PLC	152,195
2,808	Rio Tinto PLC	169,003
		321,198
	OIL & GAS PRODUCERS- 2.1%
7,200	Cosmo Energy Holdings Co. Ltd.	102,409
29,700	Eneos Holdings, Inc.	105,539
3,055	Phillips 66	158,371
2,920	Total SA	99,985
3,964	Valero Energy Corp.	171,720
		638,024
	REAL ESTATE INVESTMENT TRUSTS - 1.7%
350	American Tower Corp.	84,605
557	Crown Castle International Corp.	92,741
912	Equity Residential	46,813
673	Extra Space Storage, Inc.	72,004
611	Mid-America Apartment Communities, Inc.	70,845
315	SBA Communications Corp. *	100,321
1,286	Warehouses De Pauw CVA	46,839
		514,168
	REAL ESTATE OWNERS & DEVELOPERS - 0.2%
1,336	Kojamo Oyj	28,733
260	PSP Swiss Property AG	31,554
		60,287
	RETAIL - CONSUMER STAPLES - 0.7%
158	Costco Wholesale Corp.	56,090
900	Create SD Holdings Co. Ltd.	31,427
274	Dollar General Corp.	57,436
200	Tsuruha Holdings, Inc.	28,257
376	Walmart, Inc.	52,606
		225,816

See accompanying notes to consolidated financial statements.

AlphaCentric Symmetry Strategy Fund (SYMAX, SYMCX, SYMIX)
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Unaudited)(Continued)
September 30, 2020

Shares		Value
	RETAIL - DISCRETIONARY - 0.8%
12,601	Kohl’s Corp.	$233,497

	SOFTWARE - 0.5%
470	Akamai Technologies, Inc. *	51,954
324	Citrix Systems, Inc.	44,618
800	Itochu Techno-Solutions Corp.	30,209
300	Oracle Corp Japan	32,180
		158,961
	SPECIALTY FINANCE - 0.8%
9,396	Synchrony Financial	245,893

	STEEL - 0.8%
8,400	Mitsui & Co. Ltd.	143,516
3,500	Nippon Steel Trading Corp.	99,332
		242,848
	TECHNOLOGY HARDWARE - 2.2%
21,701	Hewlett Packard Enterprise Co.	203,338
5,905	Seagate Technology PLC	290,939
10,426	Xerox Holdings Corp.	195,696
		689,973
	TECHNOLOGY SERVICES - 0.2%
800	NEC Corp.	46,546

	TELECOMMUNICATIONS - 0.3%
412	Elisa Oyj	24,292
900	KDDI Corp	22,651
1,100	Nippon Telegraph & Telephone Corp	22,411
45	Swisscom AG	23,931
		93,285
	TRANSPORTATION & LOGISTICS - 2.2%
7,044	Alaska Air Group, Inc.	258,022
5,273	Delta Air Lines, Inc.	161,248
800	Keihan Holdings Co. Ltd.	33,052
800	Keisei Electric Railway Co. Ltd.	22,507
1,100	Nagoya Railroad Co. Ltd.	30,041
12,764	Poste Italiane SpA	113,276
1,100	Tobu Railway Co. Ltd.	33,824
400	West Japan Railway Co.	19,676
		671,646
	WHOLESALE - CONSUMER DISCRETIONARY - 0.7%
3,200	Daiwabo Holdings Co. Ltd.	205,288

	WHOLESALE - CONSUMER STAPLES - 0.9%
6,500	Itochu Corp.	165,380
5,000	Mitsubishi Corp.	119,042
		284,422

	TOTAL COMMON STOCKS (Cost $11,788,773)	12,182,027

See accompanying notes to consolidated financial statements.

AlphaCentric Symmetry Strategy Fund (SYMAX, SYMCX, SYMIX)
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Unaudited)(Continued)
September 30, 2020

Shares		Value
	EXCHANGE TRADED FUNDS - 29.2%
	EQUITY- 4.5%
2,255	Communication Services Select Sector SPDR Fund	$133,947
951	Consumer Discretionary Select Sector SPDR Fund	139,778
2,176	Consumer Staples Select Sector SPDR Fund	139,482
1,318	Health Care Select Sector SPDR Fund	139,023
1,834	Industrial Select Sector SPDR Fund	141,181
2,100	iShares China Large-Cap ETF	88,200
2,766	iShares MSCI India ETF	93,657
1,823	iShares MSCI Malaysia ETF	47,744
1,464	iShares MSCI South Korea ETF	95,658
2,100	iShares MSCI Taiwan ETF	94,290
2,265	Materials Select Sector SPDR Fund	144,145
1,155	Technology Select Sector SPDR Fund	134,788
		1,391,893
	FIXED INCOME- 24.7%
17,222	Invesco Senior Loan ETF	374,406
5,660	iShares 0-5 Year High Yield Corporate Bond ETF	248,757
54,157	iShares 1-3 Year Treasury Bond ETF	4,685,122
579	iShares iBoxx $ Investment Grade Corporate Bond ETF	77,997
12,952	iShares International Preferred Stock ETF	182,163
6,992	iShares J.P. Morgan EM High Yield Bond ETF	305,131
2,763	iShares JP Morgan USD Emerging Markets Bond ETF	306,389
677	iShares National Muni Bond ETF	78,485
5,131	iShares Preferred & Income Securities ETF	187,025
1,424	iShares Trust iShares 1-5 Year Investment Grade Corporate Bond ETF	78,192
5,140	iShares US & International High Yield Corp Bond ETF	246,810
1,267	Schwab US TIPS ETF	78,085
5,318	SPDR Bloomberg Barclays Convertible Securities ETF	366,357
2,374	SPDR Bloomberg Barclays High Yield Bond ETF	247,537
2,565	SPDR Bloomberg Barclays Investment Grade Floating Rate ETF	78,438
1,414	SPDR FTSE International Government Inflation-Protected Bond ETF	76,688
		7,617,582

	TOTAL EXCHANGE TRADED FUNDS (Cost $8,828,202)	9,009,475

See accompanying notes to consolidated financial statements.

AlphaCentric Symmetry Strategy Fund (SYMAX, SYMCX, SYMIX)
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Unaudited)(Continued)
September 30, 2020

Principal ($)		Coupon Rate (%)	Maturity	Value
	SHORT TERM INVESTMENTS - 19.5%
2,000,000	U.S. TREASURY BILLS - 19.5%
3,000,000	United States Treasury Bill #	0.000	10/6/2020	$1,999,984
1,000,000	United States Treasury Bill #	0.000	10/22/2020	2,999,873
	United States Treasury Bill #	0.000	10/29/2020	999,936
	TOTAL SHORT TERM INVESTMENTS (Cost $5,999,835)			5,999,793

	TOTAL INVESTMENTS - 88.3% (Cost $26,616,810)			$27,191,295
	OTHER ASSETS LESS LIABILITIES - 11.7%			3,602,335
	NET ASSETS - 100%			$30,793,630

*	Non-Income Producing Security

#	Zero Coupon Bonds

AG - Aktiengesellschaft

A/S - Anonim Sirketi

ASA - Allmennaksjeselskap

ETF - Exchange Traded Fund

NV - Naamloze Vennootschap

PLC - Public Limited Company

SA - Société Anonyme

SE - Societas Europaea

SpA - Societa per Azioni

See accompanying notes to consolidated financial statements.

AlphaCentric Symmetry Strategy Fund (SYMAX, SYMCX, SYMIX)
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Unaudited)(Continued)
September 30, 2020

				Unrealized
Open Long Future				Appreciation/
Contracts	Description	Expiration	Notional Value	(Depreciation)
13	3 Mo Euro (Euribor)	Dec-20	$3,064,288	$1,898
13	3 Mo Euro (Euribor)	Jun-21	3,831,122	2,058
13	3 Mo Euro (Euribor)	Sep-21	3,831,504	(378)
19	90 Day Sterling Future	Dec-20	3,067,945	17,564
19	90 Day Sterling Future	Mar-21	3,069,173	7,458
20	90 Day Sterling Future	Jun-21	3,232,163	3,168
34	AUD/USD Currency Future	Dec-20	2,435,420	(18,768)
19	BP Currency Future	Dec-20	1,532,350	(10,866)
33	C$Currency Future	Dec-20	2,479,290	(24,656)
29	CBOT 10 Year US Treasury Note	Dec-20	4,046,399	9,712
22	CBOT Soybean Future +	Nov-20	1,125,850	47,113
9	CBOT Soybean Future +	Mar-21	459,450	66,300
39	CBOT Wheat +	Dec-20	1,127,100	52,563
18	CHF Currency Future	Dec-20	2,447,325	(12,713)
18	CME 3 Month Eurodollar Future	Dec-20	4,488,975	49,250
13	CME 3 Month Eurodollar Future	Mar-21	3,243,663	3,175
13	CME 3 Month Eurodollar Future	Jun-21	3,243,825	512
14	COMEX Copper Future +	Dec-20	1,061,375	17,850
5	COMEX Gold 100 Troy Ounces Future +	Dec-20	947,750	(14,860)
6	Copper Future +	Mar-21	455,850	(825)
19	Eurex 10 Year Euro Bund Future	Dec-20	3,888,368	13,304
17	Euro FX Currency Future	Dec-20	2,493,794	(15,194)
22	JPN YEN Currency Future	Dec-20	2,609,063	12,375
22	Long Gilt Future	Dec-20	3,871,188	(3,877)
28	Montreal Exchange 3 Month Canadian Bankers Acceptance Future	Dec-20	5,213,513	67,767
18	Montreal Exchange 3 Month Canadian Bankers Acceptance Future	Mar-21	3,351,881	3,444
16	Montreal Exchange 3 Month Canadian Bankers Acceptance Future	Jun-21	2,979,300	453
35	Montreal Exchange 10 Year Canadian Bond Future	Dec-20	3,977,803	(2,759)
14	Natural Gas Future +	Feb-21	433,860	(15,190)
10	NYBOT CSC Number 11 World Sugar Future +	Feb-21	151,312	—
14	NYMEX Henry Hub Natural Gas Future +	Nov-20	436,380	(16,880)
29	Sugar #11 +	Apr-21	429,386	(291)
Net Unrealized Appreciation from Open Long Futures Contracts				$238,707

+	All of this investment is a holding of the ACSSF Fund Limited.

See accompanying notes to consolidated financial statements.

AlphaCentric Symmetry Strategy Fund (SYMAX, SYMCX, SYMIX)
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Unaudited)(Continued)
September 30, 2020

				Unrealized
Open Short Future				Appreciation/
Contracts	Description	Expiration	Notional Value	(Depreciation)
(8)	BP Currency Future	Dec-20	$(645,200)	$4,550
(48)	CBOT Corn Future +	Dec-20	(909,600)	(106,950)
(23)	CBOT Corn Future +	Mar-21	(446,488)	(200)
(3)	CHF Currency Future	Dec-20	(407,888)	2,100
(22)	CME Live Cattle Future	Dec-20	(988,680)	(7,580)
(13)	EURO FX Currency Future	Dec-20	(1,907,019)	11,619
(3)	JPY 10YR Bond Future	Dec-20	(4,324,173)	(5,711)
(26)	Japan Yen Currency Future	Dec-20	(3,083,438)	(14,755)
(9)	Live Cattle Future +	Feb-21	(417,150)	(13,780)
(9)	NY Harbor Future +	Feb-21	(455,868)	39,190
(25)	NYMEX Light Sweet Crude Oil Future +	Nov-20	(1,011,750)	63,130
(11)	NYMEX Light Sweet Crude Oil Future +	Feb-20	(456,170)	(80)
(20)	NYMEX NY Harbor ULSD Future +	Nov-20	(979,020)	112,862
(22)	NYMEX Refprmulated Gas RBOB Future +	Nov-20	(1,076,645)	43,613
Net Unrealized Appreciation from Open Short Futures Contracts				$128,008

Net Unrealized Appreciation from Open Futures Contracts				$366,715

+	All of this investment is a holding of the ACSSF Fund Limited.

See accompanying notes to consolidated financial statements.

AlphaCentric Symmetry Strategy Fund (SYMAX, SYMCX, SYMIX)
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Unaudited)(Continued)
September 30, 2020

CREDIT DEFAULT SWAPS
							Premiums	Unrealized
		Buy/Sell	Fixed Rate	Expiration	Notional		Paid/	Appreciation/
Counterparty	Index	Protection	Received	Date	Amount	Value	(Received)	(Depreciation)

Credit Suisse	CDX EM34 5Y DEC	Sell	1.00%	12/20/2025	(104,500)	(6,668)	$—	$43
Credit Suisse	CDX IG 35 5Y DEC	Sell	1.00%	12/20/2025	(78,500)	1,618	—	(230)
Credit Suisse	ITRX EUR 34 DEC	Sell	1.00%	12/20/2025	(53,000)	1,307	—	(78)
Credit Suisse	XOVER S34 DEC	Sell	1.00%	12/20/2025	(70,000)	5,826	—	(802)
Net Unrealized Depreciation on Swap Contracts							$—	$(1,067)

See accompanying notes to consolidated financial statements.

AlphaCentric LifeSci Healthcare Fund (LYFAX, LYFCX, LYFIX)
PORTFOLIO OF INVESTMENTS (Unaudited)
September 30, 2020

Shares		Value
	COMMON STOCKS - 87.5%
	BIOTECHNOLOGY & PHARMACEUTICALS - 84.4%
425	Abbvie, Inc.	$37,226
3,150	ACADIA Pharmaceuticals, Inc. *	129,938
4,200	Adaptimmune Therapeutics PLC. - ADR *	33,516
1,000	ADC Therapeutics S.A. *	32,990
4,200	Adverum Biotechnologies, Inc. *	43,260
3,000	Aeglea BioTherapeutics, Inc. *	21,270
100	Aerie Pharmaceuticals, Inc. *	1,177
590	Alexion Pharmaceuticals, Inc.*	67,514
1,400	Allogene Therapeutics, Inc. *	52,794
50	ALX Oncology Holdings, Inc. *	1,887
400	Apellis Pharmaceuticals, Inc. *	12,068
3,100	Arcus Biosciences, Inc. *	53,134
40	Argenx SE - ADR *	10,501
20,538	Athira Pharma, Inc.	360,175
4,100	Aurinia Pharmaceuticals, Inc. *	60,393
30	Biogen, Inc. *	8,510
2,250	BioMarin Pharmaceutical, Inc. *	171,180
550	Blueprint Medicines Corp. *	50,985
710	Bristol-Myers Squibb Co.	42,806
3,500	Celldex Therapeutics, Inc. *	51,905
1,600	Coherus Biosciences, Inc.*	29,344
2,400	Collegium Pharmaceutical, Inc. *	49,968
600	Dynavax Technologies Corp. *	2,592
6,700	Epizyme, Inc. *	79,931
3,000	Exelixis, Inc.*	73,350
500	Fate Therapeutics, Inc. *	19,985
3,800	Fusion Pharmaceuticals, Inc. *	45,676
2,150	Gilead Sciences, Inc.	135,859
200	GlaxoSmithKline PLC	7,528
250	GW Pharmaceuticals PLC - ADR*	24,338
575	Horizon Therapeutics PLC *	44,666
1,500	Ideaya Biosciences, Inc. *	18,840
2,150	Immunovant, Inc. *	75,658
3,000	InflaRx N.V. *	12,780
653	Insmed, inc. *	20,987
550	Intra-Cellular Therapies, Inc. *	14,113
3,400	Inventiva SACA - ADR*	40,120
1,150	Iovance Biotherapeutics, Inc.*	37,858
350	Jazz Pharmaceuticals PLC. *	49,907
4,000	Kiniksa Pharmaceuticals Ltd. *	61,280
550	Merck & Co., Inc.	45,622
2,850	Mersana Therapeutics, Inc. *	53,067
80	Mirati Therapeutics, Inc. *	13,284
175	MyoKardia, Inc. *	23,858
300	Neurocrine Biosciences, Inc. *	28,848
5,100	Odonate Therapeutics, Inc. *	68,493
2,900	Orchard Therapeutics PLC - ADR *	11,919
3,100	Pandion Therapeutics, Inc. *	35,526
225	Reata Pharmaceuticals, Inc. *	21,920
120	Regeneron Pharmaceuticals, Inc. *	67,174
450	Rocket Pharmaceuticals, Inc. *	10,287

See accompanying notes to consolidated financial statements.

AlphaCentric LifeSci Healthcare Fund (LYFAX, LYFCX, LYFIX)
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2020

Shares		Value
	BIOTECHNOLOGY & PHARMACEUTICALS (continued) - 84.4%
175	Sarepta Therapeutics, Inc. *	$24,575
2,200	Takeda Pharmaceutical Co. Ltd. - ADR*	39,248
1,900	TCR2 Therapeutics, Inc. *	38,608
5,100	Translate Bio, Inc. *	69,411
500	Trillium Therapeutics, Inc. *	7,105
2,000	uniQure NV *	73,660
826	United Therapeutics Corp. *	83,426
10	Vertex Pharmaceuticals, Inc. *	2,721
1,500	Viela Bio, Inc. *	42,120
100	Xencor, Inc. *	3,879
3,500	Zogenix, Inc. *	62,755
		2,915,515
	HEALTH CARE FACILITIES & SERVICES - 1.2%
235	Quest Diagnostics, Inc.	26,905
45	UnitedHealth Group, Inc.	14,029
		40,934
	MEDICAL EQUIPMENT & DEVICES - 1.0%
64	Bio-Rad Laboratories, Inc. *	32,989

	RETAIL - CONSUMER STAPLES - 0.9%
900	Walgreens Boots Alliance, Inc.	32,328

	TOTAL COMMON STOCKS (Cost $2,757,930)	3,021,766

	SHORT-TERM INVESTMENT - 2.9%
	MONEY MARKET FUND - 2.9%
100,004	Fidelity Investments Money Market Fund, Government Portfolio, Institutional Class to yield 0.01% ^	100,004
	TOTAL SHORT-TERM INVESTMENT (Cost $100,004)

	TOTAL INVESTMENTS - 90.4% (Cost $2,857,934)	$3,121,770
	OTHER ASSETS LESS LIABILITIES - 9.6%	333,010
	NET ASSETS - 100%	$3,454,780

*	Non-income producing security

ADR - American Depository Receipt

PLC - Public Limited Company

See accompanying notes to consolidated financial statements.

AlphaCentric Municipal Opportunities Fund (MUNAX, MUNCX, MUNIX)
PORTFOLIO OF INVESTMENTS (Unaudited)
September 30, 2020

Shares				Value
	CLOSED END FUNDS - 30.2%
	FIXED INCOME - 30.2%
1,750	Blackrock Long-Term Municipal Advantage Trust			$20,650
1,900	Blackrock Municipal Income Trust			26,049
1,490	Blackrock Municipal Income Trust II			22,201
2,050	BlackRock MuniHoldings Quality Fund, Inc.			26,404
1,900	BlackRock MuniYield New Jersey Fund, Inc.			26,201
1,100	Nuveen Municipal Credit Opportunities Fund			13,860
3,000	Pimco Municipal Income Fund Il			40,500
	TOTAL CLOSED END FUNDS (Cost $161,962)			175,865

	EXCHANGE TRADED FUNDS - 16.0%
	FIXED INCOME - 16.0%
220	iShares National Muni Bond ETF			25,505
370	SPDR Nuveen Bloomberg Barclays High Yield Municipal Bond ETF			21,038
350	VanEck Vectors High-Yield Municipal Index ETF			20,930
1,050	VanEck Vectors Short High-Yield Municipal Index ETF			25,599
	TOTAL EXCHANGE TRADED FUNDS (Cost $90,398)			93,072

Principal Amount ($)		Coupon Rate (%)	Maturity
	MUNICIPAL BONDS - 51.2%
	BOND BANK - 6.4%
30,000	New Mexico Finance Authority	4.000	6/1/2032	37,115

	CONTINUING CARE RETIREMENT CENTER - 14.0%
25,000	Missouri State Health & Educational Facilities Authority	5.000	2/1/2046	27,342
25,000	South Carolina Jobs-Economic Development Authority	5.000	11/15/2054	25,456
30,000	Wisconsin Health & Educational Facilities Authority	4.000	7/1/2048	28,502
				81,300
	ELECTRICITY & PUBLIC POWER - 4.4%
25,000	Puerto Rico Electric Power Authority	5.250	7/1/2030	25,824

	GOVERNMENT LEASE - 5.1%
25,000	Lodi Public Financing Authority	4.000	6/1/2039	30,005

	NURSING & ASSISTED LIVING - 2.4%
25,000	Capital Trust Agency, Inc.	5.000	7/1/2053	13,652

	PORTS & MARINAS - 4.7%
25,000	Port Authority of New York & New Jersey	4.000	7/15/2050	27,511

	TOLL ROADS, BRIDGES & TUNNELS - 4.4%
25,000	Puerto Rico Highway & Transportation Authority	5.250	7/1/2033	25,814

	WATER & SEWER - 9.8%
25,000	Clark Regional Wastewater District	5.000	12/1/2040	32,095
25,000	Shamokin-Coal Township Joint Sewer Authority	2.000	7/1/2030	24,872
				56,967

	TOTAL REVENUE BONDS (Cost $312,335)			298,188

	TOTAL INVESTMENTS - 97.4% (Cost - $564,695)			$567,125
	OTHER ASSETS LESS LIABILITIES - 2.6%			15,043
	TOTAL NET ASSETS - 100.0%			$582,168

See accompanying notes to consolidated financial statements.

AlphaCentric Funds
STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2020

							AlphaCentric
			AlphaCentric		AlphaCentric		Symmetry Strategy
	AlphaCentric Income		Premium		Robotics and		Fund
	Opportunities Fund		Opportunity Fund		Automation Fund		(Consolidated)
ASSETS
Investment securities:
Investments, at cost	$2,778,506,444		$68,356,442		$30,695,769		$26,616,810
Investments, at value (including collateral for loaned securities)	$3,137,931,569		$68,104,769		$36,950,838		$27,191,295
Cash & Cash Equivalents	221,923,188		15,043,039		2,504,785		2,109,683
Deposits with broker for futures and swaps	—		2,369,228		—		606,677
Foreign Currency held at broker for futures and swaps (Cost $644,474)	—		—		—		661,744
Receivable for securities sold	—		—		—		23,800
Receivable for Fund shares sold	8,254,143		1,132,604		15,350		—
Dividends and interest receivable	1,188,207		3,364		58,855		62,325
Unrealized appreciation on open futures contracts	—		397,760		—		653,027
Prepaid expenses and other assets	378,914		24,296		31,572		5,447
TOTAL ASSETS	3,369,676,021		87,075,060		39,561,400		31,313,998

LIABILITIES
Payable upon return of securities loaned	—		—		4,682,939		—
Payable for investments purchased	42,188,294		—		63,032		142,574
Unrealized depreciation on swap contracts	—		—		—		1,067
Unrealized depreciation on open futures contracts	—		8,125		—		286,312
Options Written (Proceeds $708,292)	—		427,718		—		—
Payable for Fund shares repurchased	5,080,703		10,582		22,997		—
Management fees payable	3,371,894		121,730		24,517		34,434
Distribution (12b-1) fees payable	203,682		—		1,356		—
Fees payable to other related parties	104,502		3,496		1,692		1,410
Administration fees payable	103,249		3,830		2,782		8,151
Accrued Trustees fees and expenses	—		1,786		1,827		1,220
Accrued expenses and other liabilities	38,819		6,718		15,064		45,200
TOTAL LIABILITIES	51,091,143		583,985		4,816,206		520,368
NET ASSETS	$3,318,584,878		$86,491,075		$34,745,194		$30,793,630

Composition of Net Assets:
Paid in capital	$3,674,007,553		$83,635,723		$30,280,686		$37,295,850
Accumulated income (loss)	(355,422,675)		2,855,352		4,464,508		(6,502,220)
NET ASSETS	$3,318,584,878		$86,491,075		$34,745,194		$30,793,630

Net Asset Value Per Share:
Class A Shares (IOFAX, HMXAX, GNXAX, SYMAX):
Net Assets	$217,075,069		$3,607,861		$6,314,433		$863
Shares of beneficial interest outstanding (a)	20,441,274		145,039		456,188		89
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$10.62		$24.88		$13.84		$9.73	*
Maximum offering price per share	$11.15	(c)	$26.40	(b)	$14.69	(b)	$10.32	(b)*

Class C Shares (IOFCX, HMXCX, GNXCX, SYMCX):
Net Assets	$118,154,392		$1,615,468		$1,140,952		$859
Shares of beneficial interest outstanding (a)	11,170,200		66,471		84,533		89
Net asset value (Net Assets ÷ Shares Outstanding) offering price and redemption price per share	$10.58		$24.30		$13.50	(d)	$9.69	*

Class I Shares (IOFIX, HMXIX, GNXIX, SYMIX):
Net Assets	$2,983,355,417		$81,267,746		$27,289,809		$30,791,908
Shares of beneficial interest outstanding (a)	280,622,935		3,215,881		1,953,792		3,161,830
Net asset value (Net Assets ÷ Shares Outstanding) offering price and redemption price per share	$10.63		$25.27		$13.97	(d)	$9.74

*	NAV may not calculate due to rounding of shares

(a)	Unlimited number of shares of beneficial interest authorized, no par value.

(b)	Net asset value plus maximum sales charge of 5.75%

(c)	Net asset value plus maximum sales charge of 4.75%

(d)	The Net Asset Value (“NAV”) and offering price shown above differs from the traded NAV on September 30, 2020 due to financial statement rounding and/or financial statement adjustments.

See accompanying notes to consolidated financial statements.

AlphaCentric Funds
STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)(Continued)
September 30, 2020

	AlphaCentric		AlphaCentric
	LifeSci Healthcare		Municipal
	Fund		Opportunities Fund
ASSETS
Investment securities:
Investments, at cost	$2,857,934		$564,695
Investments, at value	$3,121,770		$567,125
Cash & Cash Equivalents	305,664		5,445
Receivable for securities sold	37,455		—
Dividends and interest receivable	445		4,273
Amount due from Manager	11,893		16,839
Prepaid expenses and other assets	12,043		12,331
TOTAL ASSETS	3,489,270		606,013

LIABILITIES
Payable for investments purchased	14,113		—
Distribution (12b-1) fees payable	56		56
Fees payable to other related parties	530		443
Administration fees payable	3,007		3,147
Accrued Trustees fees and expenses	1,456		2,730
Accrued expenses and other liabilities	15,328		17,469
TOTAL LIABILITIES	34,490		23,845
NET ASSETS	$3,454,780		$582,168

Composition of Net Assets:
Paid in capital	$2,945,702		$648,090
Accumulated income (loss)	509,078		(65,922)
NET ASSETS	$3,454,780		$582,168

Net Asset Value Per Share:
Class A Shares (LYFAX,MUNAX):
Net Assets	$40,948		$10
Shares of beneficial interest outstanding (a)	3,337		1
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$12.27		$10.21	*
Maximum offering price per share	$13.02	(b)*	$10.72	(c)

Class C Shares (LYFCX,MUNCX):
Net Assets	$12		$10
Shares of beneficial interest outstanding (a)	1		1
Net asset value (Net Assets ÷ Shares Outstanding) offering price and redemption price per share	$12.28	*	$10.21	*

Class I Shares (LYFIX,MUNIX):
Net Assets	$3,413,820		$582,148
Shares of beneficial interest outstanding (a)	278,020		57,000
Net asset value (Net Assets ÷ Shares Outstanding) offering price and redemption price per share	$12.28		$10.21

*	NAV may not calculate due to rounding of shares

(a)	Unlimited number of shares of beneficial interest authorized, no par value.

(b)	Net asset value plus maximum sales charge of 5.75%

(c)	Net asset value plus maximum sales charge of 4.75%

See accompanying notes to consolidated financial statements.

AlphaCentric Funds
STATEMENTS OF OPERATIONS (Unaudited)
For the Six Months September 30, 2020

	AlphaCentric	AlphaCentric	AlphaCentric	AlphaCentric
	Income	Premium	Robotics and	Symmetry Strategy
	Opportunities	Opportunity	Automation	Fund
	Fund	Fund	Fund	(Consolidated)
INVESTMENT INCOME
Dividends (ARAF and ASSF: Net of tax witholding of $7,674 and $18,011, respectively)	$803,971	$—	$81,106	$262,018
Interest	48,128,260	52,892	167	1,037
Securities lending income	—	—	46,646	—
TOTAL INVESTMENT INCOME	48,932,231	52,892	127,919	263,055

EXPENSES
Management fees	20,207,770	465,583	202,650	274,729
Distribution (12b-1) fees:
Class A	244,716	3,302	7,666	2
Class C	532,055	3,931	5,251	4
Shareholder servicing fees	1,332,850	6,117	12,338	1,952
Administrative fees	689,507	24,292	23,561	26,761
MFund service fees	406,655	10,481	7,363	7,210
Registration fees	130,000	13,500	25,000	3,501
Extraordinary Expense	126,293	—	—	—
Custodian fees	73,692	1,709	7,325	30,220
Printing and postage expenses	70,213	1,749	4,503	2,000
Insurance expense	60,000	159	450	950
Compliance officer fees	58,737	3,650	6,225	6,568
Audit fees	26,056	6,751	8,001	7,907
Legal fees	10,105	8,500	8,504	8,500
Trustees fees and expenses	6,162	5,938	5,922	5,946
Broker expense	—	743	—	5,056
Other expenses	2,595	1,283	1,236	1,395
TOTAL EXPENSES	23,977,406	557,688	325,995	382,701

Less: Fees waived by the Manager	(2,935,651)	(17,133)	(85,689)	(65,200)
NET EXPENSES	21,041,755	540,555	240,306	317,501

NET INVESTMENT INCOME (LOSS)	27,890,476	(487,663)	(112,387)	(54,446)

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from:
Investments	(9,177,641)	695,695	2,973,229	(2,367,324)
Foreign Currencies Translation	—	—	1,204	(32,584)
Futures Contracts	—	2,963,665	—	559,411
Swap Contracts	—	—	—	(3,991)
Options Written	—	(636,421)	—	—
	(9,177,641)	3,022,939	2,974,433	(1,844,488)
Net change in unrealized appreciation (depreciation) on:
Investments	718,236,061	(160,448)	8,180,277	4,626,050
Foreign Currencies Translation	—	—	1,965	15,402
Futures Contracts	—	294,262	—	(2,770,565)
Options Written	—	(34,025)	—	—
Swap Contracts	—	—	—	(1,067)
	718,236,061	99,789	8,182,242	1,869,820

NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS	709,058,420	3,122,728	11,156,675	25,332

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$736,948,896	$2,635,065	$11,044,288	$(29,114)

See accompanying notes to consolidated financial statements.

AlphaCentric Funds
STATEMENTS OF OPERATIONS (Unaudited)(Continued)
For the Six Months Ended September 30, 2020

	AlphaCentric	AlphaCentric
	LifeSci Healthcare	Municipal
	Fund	Opportunities Fund
INVESTMENT INCOME
Dividends (ALHF Net of tax witholding of $106)	$4,836	$4,390
Interest	99	4,404
TOTAL INVESTMENT INCOME	4,935	8,794

EXPENSES
Management fees	14,394	2,522
Distribution (12b-1) fees:
Class A	29	2
Administrative fees	13,231	12,951
Legal fees	7,000	7,000
Audit fees	6,760	8,115
Trustees fees and expenses	5,978	5,898
Compliance officer fees	5,970	8,271
Registration fees	5,499	4,500
Custodian fees	3,935	1,762
MFund service fees	2,845	2,576
Shareholder servicing fees	1,047	959
Printing and postage expenses	999	999
Insurance expense	13	4
Other expenses	1,204	1,203
TOTAL EXPENSES	68,904	56,762

Less: Fees waived/reimbursed by the Manager	(52,684)	(53,601)
NET EXPENSES	16,220	3,161

NET INVESTMENT INCOME (LOSS)	(11,285)	5,633

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from:
Investments	350,518	(11,290)
	350,518	(11,290)
Net change in unrealized appreciation on:
Investments	240,336	22,035
	240,336	22,035

NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS	590,854	10,745

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$579,569	$16,378

See accompanying notes to consolidated financial statements.

AlphaCentric Income Opportunities Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	September 30, 2020	Year Ended
	(Unaudited)	March 31, 2020
FROM OPERATIONS
Net investment income	$27,890,476	$131,106,530
Net realized loss from investments	(9,177,641)	(584,910,650)
Net change in unrealized appreciation (depreciation) on investments	718,236,061	(501,466,701)
Net increase (decrease) in net assets resulting from operations	736,948,896	(955,270,821)

DISTRIBUTIONS TO SHAREHOLDERS
From return of capital:
Class A (IOFAX)	—	(2,154,592)
Class C (IOFCX)	—	(808,806)
Class I (IOFIX)	—	(21,012,001)
From net investment income:
Class A (IOFAX)	(4,950,015)	(14,061,120)
Class C (IOFCX)	(2,291,428)	(4,022,243)
Class I (IOFIX)	(64,170,466)	(116,548,452)
Total distributions to shareholders	(71,411,909)	(158,607,214)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A (IOFAX)	78,337,166	233,440,493
Class C (IOFCX)	16,897,987	84,498,190
Class I (IOFIX)	1,421,131,912	2,509,885,768
Net asset value of shares issued in reinvestment of distributions:
Class A (IOFAX)	4,267,090	14,858,561
Class C (IOFCX)	2,041,223	4,345,772
Class I (IOFIX)	53,208,953	108,641,385
Payments for shares repurchased:
Class A (IOFAX)	(67,674,599)	(315,317,600)
Class C (IOFCX)	(15,566,027)	(48,928,117)
Class I (IOFIX)	(595,528,438)	(2,323,942,464)
Net increase in net assets from shares of beneficial interest	897,115,267	267,481,988

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,562,652,254	(846,396,047)

NET ASSETS
Beginning of Period	1,755,932,624	2,602,328,671
End of Period	$3,318,584,878	$1,755,932,624

See accompanying notes to consolidated financial statements.

AlphaCentric Income Opportunities Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Six Months Ended
	September 30, 2020	Year Ended
	(Unaudited)	March 31, 2020
SHARE ACTIVITY
Class A (IOFAX):
Shares Sold	8,339,777	18,756,415
Shares Reinvested	439,085	1,193,376
Shares Repurchased	(7,057,826)	(28,458,367)
Net increase (decrease) in shares of beneficial interest outstanding	1,721,036	(8,508,576)

Class C (IOFCX):
Shares Sold	1,801,439	6,749,293
Shares Reinvested	211,379	357,059
Shares Repurchased	(1,641,546)	(4,369,407)
Net increase in shares of beneficial interest outstanding	371,272	2,736,945

Class I (IOFIX):
Shares Sold	152,136,891	208,556,833
Shares Reinvested	5,447,768	8,792,378
Shares Repurchased	(62,619,651)	(208,046,252)
Net increase in shares of beneficial interest outstanding	94,965,008	9,302,959

See accompanying notes to consolidated financial statements.

AlphaCentric Premium Opportunity Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	September 30, 2020	Year Ended
	(Unaudited)	March 31, 2020
FROM OPERATIONS
Net investment loss	$(487,663)	$(17,559)
Net realized gain from investments, options contracts, foreign currency translations, shorts and futures	3,022,939	1,796,328
Net change in unrealized appreciation on investments, options contracts, foreign currency translations, shorts and futures	99,789	226,418
Net increase in net assets resulting from operations	2,635,065	2,005,187

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A (HMXAX)	2,674,862	1,286,383
Class C (HMXCX)	1,453,469	142,850
Class I (HMXIX)	57,297,819	21,611,661
Payments for shares repurchased:
Class A (HMXAX)	(945,668)	(1,446,484)
Class C (HMXCX)	(21,485)	(63,726)
Class I (HMXIX)	(5,281,479)	(3,390,985)
Net increase in net assets from shares of beneficial interest	55,177,518	18,139,699

TOTAL INCREASE IN NET ASSETS	57,812,583	20,144,886

NET ASSETS
Beginning of Period	28,678,492	8,533,606
End of Period	$86,491,705	$28,678,492

SHARE ACTIVITY
Class A (HMXAX):
Shares Sold	109,387	63,967
Shares Repurchased	(38,814)	(75,280)
Net increase (decrease) in shares of beneficial interest outstanding	70,573	(11,313)

Class C (HMXCX):
Shares Sold	60,102	7,252
Shares Repurchased	(883)	(3,398)
Net increase in shares of beneficial interest outstanding	59,219	3,854

Class I (HMXIX):
Shares Sold	2,286,710	942,843
Shares Repurchased	(212,709)	(163,689)
Net increase in shares of beneficial interest outstanding	2,074,001	779,154

See accompanying notes to consolidated financial statements.

AlphaCentric Robotics and Automation Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	September 30, 2020	Year Ended
	(Unaudited)	March 31, 2020
FROM OPERATIONS
Net investment loss	$(112,387)	$(153,919)
Net realized gain (loss) from investments and foreign currency translations	2,974,433	(2,541,341)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	8,182,242	(2,325,263)
Net increase (decrease) in net assets resulting from operations	11,044,288	(5,020,523)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A (GNXAX)	915,524	3,069,276
Class C (GNXCX)	47,262	509,617
Class I (GNXIX)	2,051,277	16,703,267
Payments for shares repurchased:
Class A (GNXAX)	(1,336,219)	(1,867,413)
Class C (GNXCX)	(85,391)	(281,714)
Class I (GNXIX)	(3,821,712)	(10,367,613)
Net increase (decrease) in net assets from shares of beneficial interest	(2,229,259)	7,765,420

TOTAL INCREASE IN NET ASSETS	8,815,029	2,744,897

NET ASSETS
Beginning of Period	25,930,165	23,185,268
End of Period	$34,745,194	$25,930,165

See accompanying notes to consolidated financial statements.

AlphaCentric Robotics and Automation Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Six Months Ended
	September 30, 2020	Year Ended
	(Unaudited)	March 31, 2020
SHARE ACTIVITY
Class A (GNXAX):
Shares Sold	71,733	267,854
Shares Repurchased	(104,609)	(167,063)
Net increase (decrease) in shares of beneficial interest outstanding	(32,876)	100,791

Class C (GNXCX):
Shares Sold	3,644	45,166
Shares Repurchased	(6,928)	(25,213)
Net increase (decrease) in shares of beneficial interest outstanding	(3,284)	19,953

Class I (GNXIX):
Shares Sold	162,226	1,495,757
Shares Repurchased	(309,054)	(954,585)
Net increase (decrease) in shares of beneficial interest outstanding	(146,828)	541,172

See accompanying notes to consolidated financial statements.

AlphaCentric Symmetry Strategy Fund
CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	September 30, 2020	Period Ended
	(Unaudited)	March 31, 2020 *
FROM OPERATIONS
Net investment income (loss)	$(54,446)	$370,212
Net realized loss from investments, futures, swaps and foreign currencies translation	(1,844,488)	(6,328,280)
Distributions of capital gains from underlying investment companies	—	2,965
Net change in unrealized appreciation (depreciation) on investments	1,869,820	(1,053,225)
Net decrease in net assets resulting from operations	(29,114)	(7,008,328)

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid:
Class A (SYMAX)	—	(22)
Class C (SYMCX)	—	(18)
Class I (SYMIX)	—	(1,483,923)
Total distributions to shareholders	—	(1,483,963)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A (SYMAX)	—	1,000
Class C (SYMCX)	—	1,000
Class I (SYMIX)	2,500	63,287,733
Net asset value of shares issued in reinvestment of distributions:
Class I (SYMIX)	—	1,478,066
Payments for shares repurchased:
Class I (SYMIX)	(26,844)	(25,428,420)
Net increase (decrease) in net assets from shares of beneficial interest	(24,344)	39,339,379

TOTAL INCREASE (DECREASE) IN NET ASSETS	(53,458)	30,847,088

NET ASSETS
Beginning of Period	30,847,088	—
End of Period	$30,793,630	$30,847,088

SHARE ACTIVITY
Class A (SYMAX):
Shares Sold	—	89
Net increase in shares of beneficial interest outstanding	—	89

Class C (SYMCX):
Shares Sold	—	89
Net increase in shares of beneficial interest outstanding	—	89

Class I (SYMIX):
Shares Sold	245	5,613,608
Shares Reinvested	—	134,370
Shares Repurchased	(2,722)	(2,583,671)
Net increase (decrease) in shares of beneficial interest outstanding	(2,477)	3,164,307

*	AlphaCentric Symmetry Strategy Fund Class A, Class C and Class I commenced operations on August 8, 2019.

See accompanying notes to consolidated financial statements.

AlphaCentric LifeSci Healthcare Fund
STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	September 30, 2020	Period Ended
	(Unaudited)	March 31, 2020 *
FROM OPERATIONS
Net investment loss	$(11,285)	$(693)
Net realized gain (loss) from investments	350,518	(93,298)
Net change in unrealized appreciation on investments	240,336	23,500
Net increase (decrease) in net assets resulting from operations	579,569	(70,491)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A (LYFAX)	36,600	10
Class C (LYFCX)	—	10
Class I (LYFIX)	1,252,809	1,706,273
Payments for shares repurchased:
Class I (LYFIX)	(15,000)	(35,000)
Net increase in net assets from shares of beneficial interest	1,274,409	1,671,293

TOTAL INCREASE IN NET ASSETS	1,853,978	1,600,802

NET ASSETS
Beginning of Period	1,600,802	—
End of Period	$3,454,780	$1,600,802

SHARE ACTIVITY
Class A (LYFAX):
Shares Sold	3,336	1
Net increase in shares of beneficial interest outstanding	3,336	1

Class C (LYFCX):
Shares Sold	—	1
Net increase in shares of beneficial interest outstanding	—	1

Class I (LYFIX):
Shares Sold	111,662	171,373
Shares Repurchased	(1,304)	(3,711)
Net increase in shares of beneficial interest outstanding	110,358	167,662

*	AlphaCentric LifeSci Healthcare Fund Class A, Class C and Class I commenced operations on November 29, 2019.

See accompanying notes to consolidated financial statements.

AlphaCentric Municipal Opportunities Fund
STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	September 30, 2020	Period Ended
	(Unaudited)	March 31, 2020 *
FROM OPERATIONS
Net investment income (loss)	$5,633	$(55)
Net realized loss from investments, futures and swaps	(11,290)	(57,017)
Net change in unrealized appreciation (depreciation) on investments	22,035	(19,605)
Net increase (decrease) in net assets resulting from operations	16,378	(76,677)

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid:
Class I (MUNIX)	(5,623)	—
Total distributions to shareholders	(5,623)	—

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A (MUNAX)	—	5,066,357
Class C (MUNCX)	—	10
Class I (MUNIX)	185,108	383,726
Net asset value of shares issued in reinvestment of distributions:
Class I (MUNIX)	2,730	—
Redemption fee proceeds:
Payments for shares repurchased:
Class A (MUNAX)	(11,893)	(4,977,948)
Net increase in net assets from shares of beneficial interest	175,945	472,145

TOTAL INCREASE IN NET ASSETS	186,700	395,468

NET ASSETS
Beginning of Period	395,468	—
End of Period	$582,168	$395,468

SHARE ACTIVITY
Class A (MUNAX):
Shares Sold	—	505,532
Shares Repurchased	(1,204)	(504,327)
Net increase (decrease) in shares of beneficial interest outstanding	(1,204)	1,205

Class C (MUNCX):
Shares Sold	—	1
Net increase in shares of beneficial interest outstanding	—	1

Class I (MUNIX):
Shares Sold	18,487	38,242
Shares Reinvested	271	—
Shares Repurchased	—	—
Net increase in shares of beneficial interest outstanding	18,758	38,242

*	AlphaCentric Municipal Opportunities Fund Class A, Class C and Class I commenced operations on December 31, 2019.

See accompanying notes to consolidated financial statements.

AlphaCentric Income Opportunities Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Six Months Ended		Year Ended		Year Ended		Year Ended		Year Ended	Period Ended
	September 30, 2020		March 31,		March 31,		March 31,		March 31,	March 31,
Class A (IOFAX)	(Unaudited)		2020		2019		2018		2017	2016 (1)
Net asset value, beginning of period	$8.15		$12.28		$12.23		$11.46		$10.72	$10.00
Activity from investment operations:
Net investment income (2)	0.09		0.46		0.56		0.58		0.50	0.39
Net realized and unrealized gain (loss) on investments	2.62		(4.02)		0.08		0.76		0.78	0.69	(8)
Total from investment operations	2.71		(3.56)		0.64		1.34		1.28	1.08
Less distributions from:
Net investment income	(0.24)		(0.48)		(0.57)		(0.57)		(0.53)	(0.35)
Return of capital	—		(0.09)		(0.02)		—		(0.01)	(0.01)
Total distributions	(0.24)		(0.57)		(0.59)		(0.57)		(0.54)	(0.36)
Paid-in-Capital From Redemption Fees	—		—		—		—		0.00 (9)	—
Net asset value, end of period	$10.62		$8.15		$12.28		$12.23		$11.46	$10.72

Total return (3)	33.44	% (6)	(30.45)%		5.31%		11.91%		12.22%	10.82	% (6)
Net assets, at end of period (000s)	$217,075		$152,646		$334,481		$293,712		$109,712	$27,654
Ratio of gross expenses to average net assets before expense reimbursement or recapture (4)(5)	1.97	% (13)	1.93	% (12)	1.92	% (11)	1.97	% (10)	2.08%	2.26%
Ratio of net expenses to average net assets after expense reimbursement or recapture (5)	1.75	% (13)	1.75	% (12)	1.75	% (11)	1.77	% (10)	1.74%	1.74%
Ratio of net investment income to average net assets (5)(7)	1.86%		3.67%		4.56%		4.79%		4.39%	4.35%
Portfolio Turnover Rate	1	% (6)	54%		33%		31%		10%	6	% (6)

(1)	The AlphaCentric Income Opportunities Fund Class A shares commenced operations on May 28, 2015.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(5)	Annualized for periods less than one year.

(6)	Not annualized.

(7)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(9)	Less than $0.01

(10)	Includes 0.03% for the year ended March 31, 2018 attributed to line of credit fees which are not subject to waiver by the manager.

(11)	Includes 0.01% for the year ended March 31, 2019 attributed to line of credit fees which are not subject to waiver by the manager.

(12)	Includes 0.01% for the year ended March 31, 2020 attributed to line of credit fees which are not subject to waiver by the manager.

(13)	Includes 0.01% for the six months ended September 30, 2020 attributed to line of credit fees and extraordinary expenses which are not subject to waiver by the manager.

See accompanying notes to consolidated financial statements.

AlphaCentric Income Opportunities Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Six Months Ended		Year Ended		Year Ended		Year Ended		Year Ended	Period Ended
	September 30, 2020		March 31,		March 31,		March 31,		March 31,	March 31,
Class C (IOFCX)	(Unaudited)		2020		2019		2018		2017	2016 (1)
Net asset value, beginning of period	$8.12		$12.24		$12.20		$11.43		$10.71	$10.00
Activity from investment operations:
Net investment income (2)	0.06		0.37		0.47		0.49		0.39	0.34
Net realized and unrealized gain (loss) on investments	2.61		(4.01)		0.07		0.77		0.81	0.68	(8)
Total from investment operations	2.67		(3.64)		0.54		1.26		1.20	1.02
Less distributions from:
Net investment income	(0.21)		(0.41)		(0.48)		(0.49)		(0.47)	(0.30)
Return of capital	—		(0.07)		(0.02)		—		(0.01)	(0.01)
Total distributions	(0.21)		(0.48)		(0.50)		(0.49)		(0.48)	(0.31)
Paid-in-Capital From Redemption Fees	—		—		—		—		0.00 (9)	—
Net asset value, end of period	$10.58		$8.12		$12.24		$12.20		$11.43	$10.71

Total return (3)	32.95	% (6)	(30.98)%		4.50%		11.17	% (10)	11.36%	10.19	% (6)
Net assets, at end of period (000s)	$118,154		$87,724		$98,682		$56,959		$18,574	$1,118
Ratio of gross expenses to average net assets before expense reimbursement or recapture (4)(5)	2.72	% (14)	2.68	% (13)	2.68	% (12)	2.72	% (11)	2.83%	3.01%
Ratio of net expenses to average net assets after expense reimbursement or recapture (5)	2.50	% (14)	2.50	% (13)	2.50	% (12)	2.52	% (11)	2.49%	2.49%
Ratio of net investment income to average net assets (5)(7)	1.11%		2.95%		3.80%		4.05%		3.42%	3.78%
Portfolio Turnover Rate	1	% (6)	54%		33%		31%		10%	6	% (6)

(1)	The AlphaCentric Income Opportunities Fund Class C shares commenced operations on May 28, 2015.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(5)	Annualized for periods less than one year.

(6)	Not annualized.

(7)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(9)	Less than $0.01

(10)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(11)	Includes 0.03% for the year ended March 31, 2018 attributed to line of credit fees which are not subject to waiver by the manager.

(12)	Includes 0.01% for the year ended March 31, 2019 attributed to line of credit fees which are not subject to waiver by the manager.

(13)	Includes 0.01% for the year ended March 31, 2020 attributed to line of credit fees which are not subject to waiver by the manager.

(14)	Includes 0.02% for the six months ended September 30, 2020 attributed to line of credit fees and extraordinary expenses which are not subject to waiver by the manager.

See accompanying notes to consolidated financial statements.

AlphaCentric Income Opportunities Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Six Months Ended		Year Ended		Year Ended		Year Ended		Year Ended	Period Ended
	September 30, 2020		March 31,		March 31,		March 31,		March 31,	March 31,
Class I (IOFIX)	(Unaudited)		2020		2019		2018		2017	2016 (1)
Net asset value, beginning of period	$8.16		$12.30		$12.25		$11.47		$10.72	$10.00
Activity from investment operations:
Net investment income (2)	0.10		0.50		0.59		0.62		0.52	0.43
Net realized and unrealized gain (loss) on investments	2.63		(4.03)		0.08		0.76		0.80	0.67	(8)
Total from investment operations	2.73		(3.53)		0.67		1.38		1.32	1.10
Less distributions from:
Net investment income	(0.26)		(0.52)		(0.60)		(0.60)		(0.56)	(0.37)
Return of capital	—		(0.09)		(0.02)		—		(0.01)	(0.01)
Total distributions	(0.26)		(0.61)		(0.62)		(0.60)		(0.57)	(0.38)
Paid-in-Capital From Redemption Fees	—		—		—		—		0.00 (9)	—
Net asset value, end of period	$10.63		$8.16		$12.30		$12.25		$11.47	$10.72
Total return (3)	33.56	% (6)	(30.29)%		5.56%		12.25	% (10)	12.56%	11.00	% (6)
Net assets, at end of period (000s)	$2,983,355		$1,515,562		$2,169,166		$1,352,105		$374,895	$73,073
Ratio of gross expenses to average net assets before expense reimbursement or recapture (4)(5)	1.72	% (14)	1.68	% (13)	1.68	% (12)	1.72	% (11)	1.83%	2.01%
Ratio of net expenses to average net assets after expense reimbursement or recapture (5)	1.50	% (14)	1.50	% (13)	1.50	% (12)	1.52	% (11)	1.49%	1.49%
Ratio of net investment income to average net assets (5)(7)	2.11%		3.91%		4.80%		5.06%		4.56%	4.85%
Portfolio Turnover Rate	1	% (6)	54%		33%		31%		10%	6	% (6)

(1)	The AlphaCentric Income Opportunities Fund Class I shares commenced operations on May 28, 2015.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(5)	Annualized for periods less than one year.

(6)	Not annualized.

(7)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(9)	Less than $0.01

(10)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(11)	Includes 0.03% for the year ended March 31, 2018 attributed to line of credit fees which are not subject to waiver by the manager.

(12)	Includes 0.01% for the year ended March 31, 2019 attributed to line of credit fees which are not subject to waiver by the manager.

(13)	Includes 0.01% for the year ended March 31, 2020 attributed to line of credit fees which are not subject to waiver by the manager.

(14)	Includes 0.01% for the six months ended September 30, 2020 attributed to line of credit fees and extraordinary expenses which are not subject to waiver by the manager.

See accompanying notes to consolidated financial statements.

AlphaCentric Premium Opportunity Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Six Months Ended		Year Ended		Year Ended		Year Ended		Period Ended
	September 30, 2020		March 31,		March 31,		March 31,		March 31,
Class A (HMXAX)	(Unaudited)		2020		2019		2018		2017 (1)
Net asset value, beginning of period	$23.12		$18.70		$16.26		$18.54		$18.06
Activity from investment operations:
Net investment loss (2)	(0.25)		(0.06)		(0.10)		(0.28)		(0.21)
Net realized and unrealized gain (loss) on investments	2.01		4.48		2.54		(1.44)		0.72	(8)
Total from investment operations	1.76		4.42		2.44		(1.72)		0.51
Less distributions from:
Net realized gains	—		—		—		(0.56)		(0.03)
Total distributions	—		—		—		(0.56)		(0.03)
Net asset value, end of period	$24.88		$23.12		$18.70		$16.26		$18.54
Total return (3)	7.57	% (6)	23.64%		15.01%		(9.68	)% (9)(10)	2.82	% (6)
Net assets, at end of period (000s)	$3,608		$1,722		$1,604		$3,073		$1,906
Ratio of gross expenses to average net assets before expense reimbursement or recapture (4)(5)	2.31%		3.19	% (14)	3.47	% (13)	3.07	% (12)	4.32	% (11)
Ratio of net expenses to average net assets after expense reimbursement or recapture (5)	2.24%		2.33	% (14)	2.32	% (13)	2.60	% (12)	2.60	% (11)
Ratio of net investment loss to average net assets (5)	(2.03)%		(0.31	)% (14)	(0.61	)% (13)	(1.54	)% (12)	(2.27	)% (11)
Portfolio Turnover Rate (7)	0	% (6)	0%		54%		0%		0	% (6)

(1)	AlphaCentric Premium Opportunity Fund Class A commenced operations on September 30, 2016.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(5)	Annualized for periods less than one year.

(6)	Not annualized.

(7)	All securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the portfolio turnover calculation.

(8)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions during the period.

(9)	Includes increase from payments made by affiliated parties of 0.22% for the A shares for March 31, 2018 related to the pricing error reimbursement. Without these transactions, total return would have been (9.90)% for the A shares for March 31, 2018.

(10)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(11)	Includes 0.36% for the period ended March 31, 2017 attributable to margin expense on short sales, which is not subject to waiver by the manager.

(12)	Includes 0.36% for the year ended March 31, 2018 attributable to margin expense on short sales, which is not subject to waiver by the manager.

(13)	Includes 0.08% for the year ended March 31, 2019 attributable to margin expense on short sales, which is not subject to waiver by the manager.

(14)	Includes 0.09% for the year ended March 31, 2020 attributable to margin expense on short sales, which is not subject to waiver by the manager.

See accompanying notes to consolidated financial statements.

AlphaCentric Premium Opportunity Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Six Months Ended		Year Ended		Year Ended		Year Ended		Period Ended
	September 30, 2020		March 31,		March 31,		March 31,		March 31,
Class C (HMXCX)	(Unaudited)		2020		2019		2018		2017 (1)
Net asset value, beginning of period	$22.68		$18.38		$16.10		$18.49		$18.06
Activity from investment operations:
Net investment loss (2)	(0.34)		(0.25)		(0.23)		(0.42)		(0.31)
Net realized and unrealized gain (loss) on investments	1.96		4.55		2.51		(1.41)		0.77	(8)
Total from investment operations	1.62		4.30		2.28		(1.83)		0.46
Less distributions from:
Net realized gains	—		—		—		(0.56)		(0.03)
Total distributions	—		—		—		(0.56)		(0.03)
Net asset value, end of period	$24.30		$22.68		$18.38		$16.10		$18.49
Total return (3)	7.14	% (6)	23.40%		14.16%		(10.30	)% (9)(10)	2.54	% (6)
Net assets, at end of period (000s)	$1,615		$164		$62		$191		$75
Ratio of gross expenses to average net assets before expense reimbursement or recapture (4)(5)	3.06%		3.94	% (14)	4.23	% (13)	3.80	% (12)	5.07	% (11)
Ratio of net expenses to average net assets after expense reimbursement or recapture (5)	2.99%		3.04	% (14)	3.06	% (13)	3.34	% (12)	3.35	% (11)
Ratio of net investment loss to average net assets (5)	(2.82)%		(1.23	)% (14)	(1.37	)% (13)	(2.29	)% (12)	(3.02	)% (11)
Portfolio Turnover Rate (7)	0	% (6)	0%		54%		0%		0	% (6)

(1)	AlphaCentric Premium Opportunity Fund Class C commenced operations on September 30, 2016.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(5)	Annualized for periods less than one year.

(6)	Not annualized.

(7)	All securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the portfolio turnover calculation.

(8)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions during the period.

(9)	Includes increase from payments made by affiliated parties of 0.22% for the C shares for March 31, 2018 related to the pricing error reimbursement. Without these transactions, total return would have been (10.52)% for the C shares for March 31, 2018.

(10)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(11)	Includes 0.36% for the period ended March 31, 2017 attributable to margin expense on short sales, which is not subject to waiver by the manager.

(12)	Includes 0.35% for the year ended March 31, 2018 attributable to margin expense on short sales, which is not subject to waiver by the manager.

(13)	Includes 0.07% for the year ended March 31, 2019 attributable to margin expense on short sales, which is not subject to waiver by the manager.

(14)	Includes 0.05% for the year ended March 31, 2020 attributable to margin expense on short sales, which is not subject to waiver by the manager.

See accompanying notes to consolidated financial statements.

AlphaCentric Premium Opportunity Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Six Months Ended		Year Ended		Year Ended		Year Ended		Period Ended
	September 30, 2020		March 31,		March 31,		March 31,		March 31,
Class I (HMXIX)	(Unaudited)		2020		2019		2018		2017 (1)
Net asset value, beginning of period	$23.46		$18.93		$16.42		$18.57		$18.06
Activity from investment operations:
Net investment loss (2)	(0.23)		(0.03)		(0.05)		(0.28)		(0.19)
Net realized and unrealized gain (loss) on investments	2.04		4.56		2.56		(1.31)		0.73	(8)
Total from investment operations	1.81		4.53		2.51		(1.59)		0.54
Less distributions from:
Net realized gains	—		—		—		(0.56)		(0.03)
Total distributions	—		—		—		(0.56)		(0.03)
Net asset value, end of period	$25.27		$23.46		$18.93		$16.42		$18.57
Total return (3)	7.72	% (6)	23.93%		15.29%		(8.94	)% (9)(10)	2.98	% (6)
Net assets, at end of period (000s)	$81,268		$26,792		$6,867		$9,433		$10,512
Ratio of gross expenses to average net assets before expense reimbursement or recapture (4)(5)	2.06%		2.94	% (14)	3.20	% (13)	2.90	% (12)	4.07	% (11)
Ratio of net expenses to average net assets after expense reimbursement or recapture (5)	1.99%		2.05	% (14)	2.09	% (13)	2.46	% (12)	2.35	% (11)
Ratio of net investment loss to average net assets (5)	(1.80)%		(0.13	)% (14)	(0.32	)% (13)	(1.48	)% (12)	(2.02	)% (11)
Portfolio Turnover Rate (7)	0	% (6)	0%		54%		0%		0	% (6)

(1)	AlphaCentric Premium Opportunity Fund Class I commenced operations on August 31, 2011 and does not include performance prior to September 30, 2016 when Class I shares were previously shares of a private fund.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(5)	Annualized for periods less than one year.

(6)	Not annualized.

(7)	All securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the portfolio turnover calculation.

(8)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions during the period.

(9)	Includes increase from payments made by affiliated parties of 0.28% for the I shares for March 31, 2018 related to the pricing error reimbursement. Without these transactions, total return would have been (9.22)% for the I shares for March 31, 2018.

(10)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(11)	Includes 0.36% for the period ended March 31, 2017 attributable to margin expense on short sales, which is not subject to waiver by the manager.

(12)	Includes 0.47% for the year ended March 31, 2018 attributable to margin expense on short sales, which is not subject to waiver by the manager.

(13)	Includes 0.10% for the year ended March 31, 2019 attributable to margin expense on short sales, which is not subject to waiver by the manager.

(14)	Includes 0.06% for the year ended March 31, 2020 attributable to margin expense on short sales, which is not subject to waiver by the manager.

See accompanying notes to consolidated financial statements.

AlphaCentric Robotics and Automation Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Six Months Ended		Year Ended	Year Ended		Period Ended
	September 30, 2020		March 31,	March 31,		March 31,
Class A (GNXAX)	(Unaudited)		2020	2019		2018 (1)
Net asset value, beginning of period	$9.63		$11.46	$12.50		$10.00
Activity from investment operations:
Net investment loss (2)	(0.05)		(0.08)	(0.10)		(0.09)
Net realized and unrealized gain (loss) on investments	4.26		(1.75)	(0.62)		2.81
Total from investment operations	4.21		(1.83)	(0.72)		2.72
Less distributions from:
Net realized gains	—		—	(0.32)		(0.22)
Total distributions	—		—	(0.32)		(0.22)
Net asset value, end of period	$13.84		$9.63	$11.46		$12.50
Total return (3)	43.72	% (6)	(15.97)%	(5.29)%		27.33	% (6)
Net assets, at end of period (000s)	$6,314		$4,711	$4,450		$13,178
Ratio of gross expenses to average net assets before expense reimbursement or recapture (4)(5)	2.18%		2.18%	2.41	% (7)	2.30%
Ratio of net expenses to average net assets after expense reimbursement or recapture (5)	1.65%		1.65%	1.67	% (7)	1.65%
Ratio of net investment loss to average net assets (5)	(0.88)%		(0.69)%	(0.84)%		(0.85)%
Portfolio Turnover Rate	85	% (6)	315%	297%		178	% (6)

(1)	AlphaCentric Robotics and Automation Fund Class A commenced operations on May 31, 2017.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(5)	Annualized for periods less than one year.

(6)	Not annualized.

(7)	Includes 0.02% for the year ended March 31, 2019 attributable to interest expense, which is not subject to waiver by the manager.

See accompanying notes to consolidated financial statements.

AlphaCentric Robotics and Automation Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Six Months Ended		Year Ended	Year Ended		Period Ended
	September 30, 2020		March 31,	March 31,		March 31,
Class C (GNXCX)	(Unaudited)		2020	2019		2018 (1)
Net asset value, beginning of period	$9.43		$11.30	$12.43		$10.00
Activity from investment operations:
Net investment loss (2)	(0.10)		(0.16)	(0.17)		(0.16)
Net realized and unrealized gain (loss) on investments	4.17		(1.71)	(0.64)		2.81
Total from investment operations	4.07		(1.87)	(0.81)		2.65
Less distributions from:
Net realized gains	—		—	(0.32)		(0.22)
Total distributions	—		—	(0.32)		(0.22)
Net asset value, end of period	$13.50		$9.43	$11.30		$12.43
Total return (3)	43.16	% (6)	(16.55)%	(6.05)%		26.63	% (6)
Net assets, at end of period (000s)	$1,141		$828	$767		$212
Ratio of gross expenses to average net assets before expense reimbursement or recapture (4)(5)	2.93%		2.93%	3.17	% (7)	3.25%
Ratio of net expenses to average net assets after expense reimbursement or recapture (5)	2.40%		2.40%	2.41	% (7)	2.40%
Ratio of net investment loss to average net assets (5)	(1.61)%		(1.47)%	(1.50)%		(1.57)%
Portfolio Turnover Rate	85	% (6)	315%	297%		178	% (6)

(1)	AlphaCentric Robotics and Automation Fund Class C commenced operations on May 31, 2017.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(5)	Annualized for periods less than one year.

(6)	Not annualized.

(7)	Includes 0.01% for the year ended March 31, 2019 attributable to interest expense, which is not subject to waiver by the manager.

See accompanying notes to consolidated financial statements.

AlphaCentric Robotics and Automation Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Six Months Ended		Year Ended	Year Ended		Period Ended
	September 30, 2020		March 31,	March 31,		March 31,
Class I (GNXIX)	(Unaudited)		2020	2019		2018 (1)
Net asset value, beginning of period	$9.71		$11.52	$12.54		$10.00
Activity from investment operations:
Net investment loss (2)	(0.04)		(0.05)	(0.06)		(0.04)
Net realized and unrealized gain (loss) on investments	4.30		(1.76)	(0.64)		2.80
Total from investment operations	4.26		(1.81)	(0.70)		2.76
Less distributions from:
Net realized gains	—		—	(0.32)		(0.22)
Total distributions	—		—	(0.32)		(0.22)
Net asset value, end of period	$13.97		$9.71	$11.52		$12.54
Total return (3)	43.87	% (6)	(15.71)%	(5.11)%		27.73	% (6)
Net assets, at end of period (000s)	$27,290		$20,392	$17,968		$14,556
Ratio of gross expenses to average net assets before expense reimbursement or recapture (4)(5)	1.93%		1.93%	2.16	% (7)	2.76%
Ratio of net expenses to average net assets after expense reimbursement or recapture (5)	1.40%		1.40%	1.42	% (7)	1.40%
Ratio of net investment loss to average net assets (5)	(0.61)%		(0.46)%	(0.53)%		(0.42)%
Portfolio Turnover Rate	85	% (6)	315%	297%		178	% (6)

(1)	AlphaCentric Robotics and Automation Fund Class I commenced operations on May 31, 2017.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(5)	Annualized for periods less than one year.

(6)	Not annualized.

(7)	Includes 0.02% for the year ended March 31, 2019 attributable to interest expense, which is not subject to waiver by the manager.

See accompanying notes to consolidated financial statements.

AlphaCentric Symmetry Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Six Months Ended		Period Ended
	September 30, 2020		March 31,
Class A (SYMAX)	(Unaudited)		2020 (1)
Net asset value, beginning of period	$9.75		$11.28
Activity from investment operations:
Net investment income (loss)(2)	(0.03)		0.05
Net realized and unrealized gain (loss) on investments	0.01		(1.33	) (8)
Total from investment operations	(0.02)		(1.28)
Less distributions from:
Net investment income	—		(0.25)
Total distributions	—		(0.25)
Net asset value, end of period	$9.73		$9.75
Total return (3)(6)	(0.21)%		(11.64)%
Net assets, at end of period (7)	$863		$865
Ratio of gross expenses to average net assets before expense reimbursement or recapture (4)(5)	2.69	% (10)	2.51	% (9)
Ratio of net expenses to average net assets after expense reimbursement or recapture (5)	2.27	% (10)	2.25	% (9)
Ratio of net investment income (loss) to average net assets (5)	(0.60)%		0.38%
Portfolio Turnover Rate (6)	78%		133%

(1)	AlphaCentric Symmetry Strategy Fund Class A commenced operations on August 8, 2019.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(5)	Annualized for periods less than one year.

(6)	Not annualized.

(7)	Actual net assets, not truncated.

(8)	As required by SEC standard per share calculation methodology, this represents a rebalancing figure derived from other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the period ended March 31, 2020, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(9)	Includes 0.01% for the period ended March 31, 2020 attributable to margin expense on futures, which is not subject to waiver by the manager.

(10)	Includes 0.02% for the six months ended September 30, 2020 attributable to margin expense on futures, which is not subject to waiver by the manager.

See accompanying notes to consolidated financial statements.

AlphaCentric Symmetry Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Six Months Ended		Period Ended
	September 30, 2020		March 31,
Class C (SYMCX)	(Unaudited)		2020 (1)
Net asset value, beginning of period	$9.75		$11.28
Activity from investment operations:
Net investment loss (2)	(0.06)		(0.00	) (7)
Net realized and unrealized gain (loss) on investments	0.00	(7)	(1.33	) (9)
Total from investment operations	(0.06)		(1.33)
Less distributions from:
Net investment income	—		(0.20)
Total distributions	—		(0.20)
Net asset value, end of period	$9.69		$9.75
Total return (3)(6)	(0.62)%		(11.97)%
Net assets, at end of period (8)	$859		$864
Ratio of gross expenses to average net assets before expense reimbursement or recapture (4)(5)	3.44	% (11)	3.26	% (10)
Ratio of net expenses to average net assets after expense reimbursement or recapture (5)	3.02	% (11)	3.00	% (10)
Ratio of net investment loss to average net assets (5)	(1.35)%		(0.16)%
Portfolio Turnover Rate (6)	78%		133%

(1)	AlphaCentric Symmetry Strategy Fund Class C commenced operations on August 8, 2019.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(5)	Annualized for periods less than one year.

(6)	Not annualized.

(7)	Less than $0.01

(8)	Actual net assets, not truncated.

(9)	As required by SEC standard per share calculation methodology, this represents a rebalancing figure derived from other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the period ended March 31, 2020, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(10)	Includes 0.01% for the period ended March 31, 2020 attributable to margin expense on futures, which is not subject to waiver by the manager.

(11)	Includes 0.04% for the six months ended September 30, 2020 attributable to margin expense on futures, which is not subject to waiver by the manager.

See accompanying notes to consolidated financial statements.

AlphaCentric Symmetry Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Six Months Ended		Period Ended
	September 30, 2020		March 31,
Class I (SYMIX)	(Unaudited)		2020 (1)
Net asset value, beginning of period	$9.75		$11.28
Activity from investment operations:
Net investment income (loss)(2)	(0.02)		0.07
Net realized and unrealized gain (loss) on investments	0.01		(1.33	) (7)
Total from investment operations	(0.01)		(1.26)
Less distributions from:
Net investment income	—		(0.27)
Total distributions	—		(0.27)
Net asset value, end of period	$9.74		$9.75
Total return (3)(6)	(0.10)%		(11.47)%
Net assets, at end of period (000s)	$30,792		$30,845
Ratio of gross expenses to average net assets before expense reimbursement or recapture (4)(5)	2.44	% (9)	2.26	% (8)
Ratio of net expenses to average net assets after expense reimbursement or recapture (5)	2.02	% (9)	2.00	% (8)
Ratio of net investment income (loss) to average net assets (5)	(0.35)%		0.96%
Portfolio Turnover Rate (6)	78%		133%

(1)	AlphaCentric Symmetry Strategy Fund Class I commenced operations on September 1, 2014 and does not include performance prior to August 8, 2019 when Class I shares were previously shares of a private fund.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(5)	Annualized for periods less than one year.

(6)	Not annualized.

(7)	As required by SEC standard per share calculation methodology, this represents a rebalancing figure derived from other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the period ended March 31, 2020, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(8)	Includes 0.01% for the period ended March 31, 2020 attributable to margin expense on futures, which is not subject to waiver by the manager.

(9)	Includes 0.03% for the six months ended September 30, 2020 attributable to margin expense on futures, which is not subject to waiver by the manager.

See accompanying notes to consolidated financial statements.

AlphaCentric LifeSci Healthcare Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Six Months Ended	Period Ended
	September 30, 2020	March 31,
Class A (LYFAX)	(Unaudited)	2020 (1)
Net asset value, beginning of period	$9.55	$10.00
Activity from investment operations:
Net investment loss (2)	(0.07)	(0.04)
Net realized and unrealized gain (loss) on investments	2.79	(0.41)
Total from investment operations	2.72	(0.45)
Net asset value, end of period	$12.27	$9.55
Total return (3)(6)	28.48%	(4.50)%
Net assets, at end of period (000s)	$40,948	$10 (7)
Ratio of gross expenses to average net assets before expense reimbursement or recapture (4)(5)	6.21%	24.39%
Ratio of net expenses to average net assets after expense reimbursement or recapture (5)	1.65%	1.65%
Ratio of net investment loss to average net assets (5)	(1.22)%	(0.48)%
Portfolio Turnover Rate (6)	143%	215%

(1)	The AlphaCentric LifeSci Healthcare Fund Class A commenced operations on November 29, 2019.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived and reimbursed a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(5)	Annualized for periods less than one year.

(6)	Not annualized.

(7)	Actual net assets, not truncated.

See accompanying notes to consolidated financial statements.

AlphaCentric LifeSci Healthcare Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Six Months Ended	Period Ended
	September 30, 2020	March 31,
Class C (LYFCX)	(Unaudited)	2020 (1)
Net asset value, beginning of period	$9.55	$10.00
Activity from investment operations:
Net investment income (loss) (2)	0.01	(0.06)
Net realized and unrealized gain (loss) on investments	2.72	(0.39)
Total from investment operations	2.73	(0.45)
Net asset value, end of period	$12.28	$9.55
Total return (3)(6)	28.59%	(4.50)%
Net assets, at end of period (7)	$12	$10
Ratio of gross expenses to average net assets before expense reimbursement or recapture (4)(5)	6.96%	25.14%
Ratio of net expenses to average net assets after expense reimbursement or recapture (5)	2.40%	2.40%
Ratio of net investment loss to average net assets (5)	(1.97)%	(1.23)%
Portfolio Turnover Rate (6)	143%	215%

(1)	The AlphaCentric LifeSci Healthcare Fund Class C commenced operations on November 29, 2019.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived and reimbursed a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(5)	Annualized for periods less than one year.

(6)	Not annualized.

(7)	Actual net assets, not truncated.

See accompanying notes to consolidated financial statements.

AlphaCentric LifeSci Healthcare Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Six Months Ended	Period Ended
	September 30, 2020	March 31,
Class I (LYFIX)	(Unaudited)	2020 (1)
Net asset value, beginning of period	$9.55	$10.00
Activity from investment operations:
Net investment loss (2)	(0.05)	(0.01)
Net realized and unrealized gain (loss) on investments	2.78	(0.44)
Total from investment operations	2.73	(0.45)
Net asset value, end of period	$12.28	$9.55
Total return (3)(6)	28.59%	(4.50)%
Net assets, at end of period (000s)	$3,414	$1,601
Ratio of gross expenses to average net assets before expense reimbursement or recapture (4)(5)	5.96%	24.14%
Ratio of net expenses to average net assets after expense reimbursement or recapture (5)	1.40%	1.40%
Ratio of net investment loss to average net assets (5)	(0.97)%	(0.23)%
Portfolio Turnover Rate (6)	143%	215%

(1)	The AlphaCentric LifeSci Healthcare Fund Class I commenced operations on November 29, 2019.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived and reimbursed a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(5)	Annualized for periods less than one year.

(6)	Not annualized.

(7)	Actual net assets, not truncated.

See accompanying notes to consolidated financial statements.

AlphaCentric Municipal Opportunities Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Six Months Ended	Period Ended
	September 30, 2020	March 31,
Class A (MUNAX)	(Unaudited)	2020 (1)
Net asset value, beginning of period	$10.00	$10.00
Activity from investment operations:
Net investment income (loss)(2)	0.15	(0.02)
Net realized and unrealized gain on investments (9)	0.15	0.02
Total from investment operations	0.30	(0.00)
Less distributions from:
Net investment income	(0.09)	—
Total distributions	(0.09)	—
Net asset value, end of period	$10.21	$10.00
Total return (3)(7)	3.00%	0.00%
Net assets, at end of period (8)	$10	$12
Ratio of gross expenses to average net assets before expense reimbursement or recapture (4)(5)(6)	22.69%	6.29%
Ratio of net expenses to average net assets after expense reimbursement or recapture (5)(6)	1.50%	1.50%
Ratio of net investment income (loss) to average net assets (5)(6)	1.98%	(0.98)%
Portfolio Turnover Rate (7)	86%	314%

(1)	The AlphaCentric Municipal Opportunities Fund Class A commenced operations on December 31, 2019.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived and reimbursed a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(5)	Does not include the expenses of other investment companies in which the Fund invests.

(6)	Annualized for periods less than one year.

(7)	Not annualized.

(8)	Actual net assets, not truncated.

(9)	As required by SEC standard per share calculation methodology, this represents a rebalancing figure derived from other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the period ended March 31, 2020, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

See accompanying notes to consolidated financial statements.

AlphaCentric Municipal Opportunities Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Six Months Ended	Period Ended
	September 30, 2020	March 31,
Class C (MUNCX)	(Unaudited)	2020 (1)
Net asset value, beginning of period	$10.03	$10.00
Activity from investment operations:
Net investment loss (2)	(0.01)	(0.02)
Net realized and unrealized gain on investments (9)	0.28	0.05
Total from investment operations	0.27	0.03
Less distributions from:
Net investment income	(0.09)	—
Total distributions	(0.09)	—
Net asset value, end of period	$10.21	$10.03
Total return (3)(7)	2.69%	0.30%
Net assets, at end of period (8)	$10	$10
Ratio of gross expenses to average net assets before expense reimbursement or recapture (4)(5)(6)	23.44%	7.04%
Ratio of net expenses to average net assets after expense reimbursement or recapture (5)(6)	2.25%	2.25%
Ratio of net investment income (loss) to average net assets (5)(6)	1.23%	(0.81)%
Portfolio Turnover Rate (7)	86%	314%

(1)	The AlphaCentric Municipal Opportunities Fund Class C commenced operations on December 31, 2019.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived and reimbursed a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(5)	Does not include the expenses of other investment companies in which the Fund invests.

(6)	Annualized for periods less than one year.

(7)	Not annualized.

(8)	Actual net assets, not truncated.

(9)	As required by SEC standard per share calculation methodology, this represents a rebalancing figure derived from other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the period ended March 31, 2020, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

See accompanying notes to consolidated financial statements.

AlphaCentric Municipal Opportunities Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Six Months Ended	Period Ended
	September 30, 2020	March 31,
Class I (MUNIX)	(Unaudited)	2020 (1)
Net asset value, beginning of period	$10.03	$10.00
Activity from investment operations:
Net investment income (2)	0.11	0.04
Net realized and unrealized gain (loss) on investments (9)	0.18	(0.01)
Total from investment operations	0.29	0.03
Less distributions from:
Net investment income	(0.11)	—
Total distributions	(0.11)	—
Net asset value, end of period	$10.21	$10.03
Total return (3)(7)	2.91%	0.30%
Net assets, at end of period (000s)	$582	$383
Ratio of gross expenses to average net assets before expense reimbursement or recapture (4)(5)(6)	22.44%	6.04%
Ratio of net expenses to average net assets after expense reimbursement or recapture (5)(6)	1.25%	1.25%
Ratio of net investment income to average net assets (5)(6)	2.23%	1.64%
Portfolio Turnover Rate (7)	86%	314%

(1)	The AlphaCentric Municipal Opportunities Fund Class I commenced operations on December 31, 2019.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived and reimbursed a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(5)	Does not include the expenses of other investment companies in which the Fund invests.

(6)	Annualized for periods less than one year.

(7)	Not annualized.

(8)	Actual net assets, not truncated.

(9)	As required by SEC standard per share calculation methodology, this represents a rebalancing figure derived from other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the period ended March 31, 2020, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

See accompanying notes to consolidated financial statements.

AlphaCentric Funds
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Unaudited)
September 30, 2020

(1)	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Fund Series Trust (the “Trust”), was organized as an Ohio business trust on February 27, 2006. The Trust is registered as an open-end investment management company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust currently consists of forty-two series. These financial statements include the following series: AlphaCentric Income Opportunities Fund, AlphaCentric Premium Opportunity Fund, AlphaCentric Robotics and Automation Fund, AlphaCentric Symmetry Strategy Fund, AlphaCentric LifeSci Healthcare Fund, and AlphaCentric Municipal Opportunities Fund. Each series is individually referred to as a “Fund” or collectively as the “Funds” throughout these financial statements. The Funds are registered as non-diversified series of the Trust. The Funds’ investment manager is AlphaCentric Advisors, LLC (the “Manager” or “AlphaCentric”).

AlphaCentric Income Opportunities Fund (“AIOF”), commenced operations on May 28, 2015. AIOF’s investment objective is current income. The Fund’s sub-advisor is Garrison Point Capital, LLC.

AlphaCentric Premium Opportunity Fund (“APOF”), commenced operations as a series of Mutual Fund Series Trust on September 30, 2016. The predecessor fund of APOF Class I commenced operations on August 31, 2011, as a private investment fund. APOF’s investment objective is long-term capital appreciation.

AlphaCentric Robotics and Automation Fund (“ARAF”), commenced operations on May 31, 2017. ARAF’s investment objective is long-term capital appreciation. Effective December 1, 2018, the Fund’s sub-advisor is Contego Capital Group, Inc.

AlphaCentric Symmetry Strategy Fund (“ASSF”), class A and C commenced operations on August 8, 2019, and class I commenced operations on September 1, 2014. ASSF’s investment objective is capital appreciation. The Fund’s sub-advisor is Mount Lucas Management LP.

The ASSF acquired all of the assets and liabilities of MLM Symmetry Fund, LP. (the “Predecessor Fund”) in a tax-free reorganization on August 9, 2019. In connection with this acquisition, net assets of the Predecessor Fund were exchanged for Class I shares of the ASSF, so the Predecessor Fund became the Class I shares of the ASSF Fund. The net asset value of the ASSF’s shares resulting from these tax-free transactions on the close of business August 8, 2019, after the reorganization, was $11.28 for Class I shares and received in-kind capital contributions of Securities valued at 52,604,794, Cash valued at 8,536,385 and Other Net Assets/Liabilities valued at 64,604 in exchange for 5,426,045 Class I shares. Class A shares and Class C shares commenced operations on August 8, 2019. The Fund’s investment objectives, policies, restrictions and guidelines are, in all material respects, equivalent to the Predecessor Fund’s investment objectives, policies, restrictions, and guidelines. For financial reporting purposes, assets received and shares issued were recorded at fair value; however, the cost basis of the investments received was carried forward to align ongoing reporting of ASSF’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

AlphaCentric LifeSci Healthcare Fund (“ALHF”), commenced operations on November 29, 2019. ALHF’s investment objective is long-term capital appreciation. The Fund’s sub-advisor is LifeSci Fund Management LLC.

AlphaCentric Municipal Opportunities Fund (“AMOF”), commenced operations on December 31, 2019. AMOF’s investment objective is to provide income exempt from federal income tax with capital appreciation as a secondary objective. The Fund’s sub-advisors are R&C Investment Advisors, LLC and Mount Lucas Management LP.

Each Fund offers three classes of shares, Class A, Class C and Class I. Each share class represents an interest in the same assets of the Funds, has the same rights and is identical in all material respects except that (i) each class of shares may bear different distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

The following is a summary of significant accounting policies consistently followed by the Funds and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Funds are an investment company and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 - Financial Services – Investment Companies including FASB Accounting Standards Update (“ASU”) 2013-08.

a)        Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. The Funds may invest in portfolios

AlphaCentric Funds
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)(Unaudited)
September 30, 2020

of open-end or closed-end investment companies (the “underlying funds”). Open-end funds are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the boards of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any -closed-end investment company purchased by the Funds will not change. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional sized bond positions known as “round lots”. The Fund may fair value a particular bond if the adviser does not believe that the round lot value provided by the independent pricing service reflects fair value of the Fund’s holding. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost, provided each such valuation represent fair value. Investments in swap contracts are priced daily based on the underlying equity securities held in the swap. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Options are valued at their closing price on the exchange they are traded on. When no closing price is available, options are valued at their mean price. Swap transactions are valued through an independent pricing service or at fair value based on daily price reporting from the swap counterparty issuing the swap.

Securities traded on a foreign exchange which has not closed by the Valuation Time or for which the official closing prices are not available at the time the NAV is determined will be valued using alternative market prices provided by a pricing service.

In certain circumstances, instead of valuing securities in the usual manner, the Funds may value securities at “fair value” as determined in good faith by the Board, pursuant to the procedures (the “Procedures”) approved by the Board. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the New York Stock Exchange close.

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the potential lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

AlphaCentric Funds
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)(Unaudited)
September 30, 2020

The following tables summarize the inputs used as of September 30, 2020 for the Funds’ assets and liabilities measured at fair value:

AlphaCentric Income Opportunities Fund

Assets

		Level 2	Level 3
	Level 1	(Other Significant	(Unobservable
Security Classifications +	(Quoted Prices)	Observable Inputs)	Inputs)	Totals
Asset Backed Securities	$—	$—	$2,334,084	$2,334,084
Exchange Traded Funds	137,070,000	—	—	137,070,000
Non-Agency Residential Mortgage Backed Securities	—	2,963,297,219	—	2,963,297,219
Real Estate Investment Trusts (REIT)	35,230,266	—	—	35,230,266
Total	$172,300,266	$2,963,297,219	$2,334,084	$3,137,931,569

AlphaCentric Premium Opportunity Fund

Assets

		Level 2	Level 3
	Level 1	(Other Significant	(Unobservable
Security Classifications + *	(Quoted Prices)	Observable Inputs)	Inputs)	Totals
Purchased Call Options	$432,590	$—	$—	$432,590
Purchased Put Option	67,485	—	—	67,485
Money Market Funds	57,259,679	—	—	57,259,679
Unrealized Appreciation on Open Long Futures Contracts	389,635	—	—	389,635
United States Treasury Bill	—	10,345,015	—	10,345,015
Total	$58,149,389	$10,345,015	$—	$68,494,404

Liabilities

		Level 2	Level 3
	Level 1	(Other Significant	(Unobservable
Security Classifications + *	(Quoted Prices)	Observable Inputs)	Inputs)	Totals
Written Call Options	$398,445	$—	$—	$398,445
Written Put Options	29,273	—	—	29,273
Total	$427,718	$—	$—	$427,718

AlphaCentric Robotics and Automation Fund

Assets

		Level 2	Level 3
	Level 1	(Other Significant	(Unobservable
Security Classifications +	(Quoted Prices)	Observable Inputs)	Inputs)	Totals
Common Stocks	$32,267,899	$—	$—	$32,267,899
Investment Purchased as Securities Lending Collateral (b)	—	—	—	4,682,939
Total	$32,267,899	$—	$—	$36,950,838

AlphaCentric Funds
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)(Unaudited)
September 30, 2020

AlphaCentric Symmetry Strategy Fund

Assets

		Level 2	Level 3
	Level 1	(Other Significant	(Unobservable
Security Classifications (a) + *	(Quoted Prices)	Observable Inputs)	Inputs)	Totals
Common Stocks	$12,182,027	—	—	$12,182,027
Exchange Traded Funds	9,009,475	—	—	9,009,475
Unrealized Appreciation on Open Futures Contracts	366,715	—	—	366,715
U.S. Government Treasury Bills	—	5,999,793	—	5,999,793
Total	$21,558,217	$5,999,793	$—	$27,558,010

Liabilities
		Level 2	Level 3
	Level 1	(Other Significant	(Unobservable
Security Classifications + *	(Quoted Prices)	Observable Inputs)	Inputs)	Totals
Unrealizded Depreciation on Swap Contract	$1,067	$—	$—	$1,067
Total	$1,067	$—	$—	$1,067

AlphaCentric LifeSci Healthcare Fund

Assets

		Level 2	Level 3
	Level 1	(Other Significant	(Unobservable
Security Classifications +	(Quoted Prices)	Observable Inputs)	Inputs)	Totals
Common Stocks	$2,661,591	$360,175	$—	$3,021,766
Money Market Fund	100,004	—	—	100,004
Total	$2,761,595	$360,175	$—	$3,121,770

AlphaCentric Municipal Opportunities Fund

Assets

		Level 2	Level 3
	Level 1	(Other Significant	(Unobservable
Security Classifications (a) +	(Quoted Prices)	Observable Inputs)	Inputs)	Totals
Closed End Funds	$175,865	$—	$—	$175,865
Exchange Traded Funds	93,072	—	—	93,072
Municipal Bonds	—	298,188	—	298,188
Total	$268,937	$298,188	$—	$567,125

A reconciliation used in determining AIOF’s Level 3 securities is shown in the Level 3 input table below.

(a)	All ETFs held in the Fund are Level 1 securities. For a detailed break-out of ETFs by major index classification, please refer to the Portfolios of Investments.

(b)	Management has elected to adopt ASU 2015-07, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) — a consensus of the Emerging Issues Task Force issued, on May 1, 2015. In accordance with Subtopic 820-10, certain investments that are measured at fair value using the net asset value per share (or its equivalent) have not been classified in the fair value hierarchy. The fair value amount presented in this table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities.

+	See Portfolios of Investments for industry classification.

*	Derivative instruments include cumulative net unrealized gain or loss on futures contracts open as of September 30, 2020.

AlphaCentric Funds
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)(Unaudited)
September 30, 2020

The following tables summarize the valuation techniques and significant unobservable inputs used for AIOF investments that are categorized within Level 3 of the fair value hierarchy as of September 30, 2020:

AlphaCentric Income Opportunities Fund

Asset Backed Securities
Beginning Balance	$1,810,037
Total realized gain (loss)	—
Appreciation (Depreciation)	524,047
Cost of Purchases	—
Proceeds from Sales	—
Proceeds from Principal Paydowns	—
Accrued Interest	—
Net transfers in/out of level 3	—
Ending Balance	$2,334,084

Significant unobservable valuation inputs for Level 3 investments as of September 30, 2020, are as follows:

	Fair Value at	Valuation		Range of Inputs
Assets (at fair value)	September 30, 2020	Technique	Unobservable Inputs	(Weighted Average)

Amur Finance VI LLC, 8.000%	$2,334,084	Market Analysis	Market Data of Similar	Average Daily Change

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Market Data of Similar Companies	Increase	Decrease

Forward Foreign Currency Contracts – As foreign securities are purchased, a Fund generally enters into forward foreign currency exchange contracts in order to hedge against foreign currency exchange rate risks. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. As foreign currency contracts are sold, a portion of the contract is generally closed and the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses from contract transactions are included as a component of net realized gains (losses) from foreign currency contracts in the Statements of Operations.

Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchased and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. Each Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Futures Contracts – Each Fund may purchase and sell futures contracts. A Fund may use futures contracts to gain exposure to, or hedge against changes in the value of equities, interest rates or foreign currencies. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the

AlphaCentric Funds
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)(Unaudited)
September 30, 2020

market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts. For the six months ended September 30, 2020, APOF, ASSF and AMOF invested in futures contracts.

Swap Agreements – The Funds that invest in swaps are subject to equity price risk, interest rate risk, credit risk, currency risk, counterparty risk and/or commodity risk in the normal course of pursuing its investment objective. The Funds may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency), or credit risk. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.

The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statements of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statements of Assets and Liabilities and may be referred to as upfront payments. The Funds amortize upfront payments and/or accrue for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statements of Operations. Periodic payments and receipts and liquidation payments received or made at the termination of the swap agreement are recorded as realized gains or losses on the Statements of Operations. The Funds segregate liquid securities having a value at least equal to the amount of their current obligation under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statements of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. During the six months ended September 30, 2020, ASSF was invested in a credit default swap contract and realized a loss of $3,991. For the six months ended September 30, 2020, there were no other Funds invested in swap contracts.

Accounting for Options – The Funds are subject to equity price risks in the normal course of pursuing their investment objective and may purchase or sell options to help hedge against risk. When the Funds write a call or put option, an amount equal to the premium received is included in the Statements of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Funds enter into a closing purchase transaction, a gain or loss is realized. If a written put option is exercised, the purchase cost of the underlying security is reduced by the premium originally received. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Funds have no control over whether the option will be exercised and, as a result, retain the market risk of an unfavorable change in the price of the security underlying the written option.

Certain Funds may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Funds’ portfolio. If such a decline occurs, the put options will permit the Funds to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Funds upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Funds. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Funds, the benefits realized by the Funds as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Funds since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default. Initial margin deposits required upon entering into options contracts are satisfied by the deposits of cash as collateral for the account of the broker (the Funds’ agent in acquiring the options). For the six months ended September 30, 2020, APOF invested in options.

The derivatives are not accounted for as hedging instruments under GAAP. The effect of derivative instruments on the Statements of Asset and Liabilities at September 30, 2020, were as follows:

				Fair value of asset/liability
Fund	Derivative	Risk Type	Location of derivatives on Statement of Assets and Liabilities	derivatives
AlphaCentric Premium Opportunity Fund (HMXAX, HMXCX, HMXIX)
	Future Contracts	Equity	Unrealized appreciation on open futures contracts	$389,635
	Options Purchased	Equity	Investments, At Value	500,075
	Options Written	Equity	Options Written	(427,718)
			Total	$461,992

AlphaCentric Funds
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)(Unaudited)
September 30, 2020

			Location of derivatives on Statement of Assets and Liabilities	Fair value of asset/liability
Fund	Derivative	Risk Type	(Consolidated)	derivatives
AlphaCentric Symmetry Strategy Fund (SYMAX, SYMCX, SYMIX)
	Credit Default Swap Contracts	Equity	Unrealized depreciation on swap contracts	$(1,067)

	Future Contracts	Commodity	Unrealized appreciation on open futures contracts	$424,771
		Currency	Unrealized appreciation on open futures contracts	101,431
		Interest	Unrealized appreciation on open futures contracts	126,826
	Future Contracts	Commodity	Unrealized depreciation on open futures contracts	(161,776)
		Currency	Unrealized depreciation on open futures contracts	(111,812)
		Interest	Unrealized depreciation on open futures contracts	(12,725)
			Total	$366,715

The effect of derivative instruments on the Statements of Operations for the six months ended September 30, 2020, were as follows:

				Realized and unrealized
Fund	Derivative	Risk Type	Location of gain (loss) on derivatives	gain (loss) on derivatives
AlphaCentric Premium Opportunity Fund (HMXAX, HMXCX, HMXIX)
	Future Contracts	Equity	Net realized gain (loss) from Futures Contracts	$2,963,665
	Future Contracts	Equity	Net change in unrealized appreciation (depreciation) on Futures Contracts	294,262
			Total	$3,257,927

	Options Purchased	Equity	Net realized gain (loss) from investments	$(350,122)
	Options Purchased	Equity	Net change in unrealized appreciation (depreciation) on investments	(118,928)
			Total	$(469,050)

	Options Written	Equity	Net realized gain (loss) from Options Written	$(636,421)
	Options Written	Equity	Net change in unrealized appreciation (depreciation) on Options Written	(34,025)
			Total	$(670,446)

				Realized and unrealized
Fund	Derivative	Risk Type	Location of gain (loss) on derivatives	gain (loss) on derivatives
AlphaCentric Symmetry Strategy Fund (SYMAX, SYMCX, SYMIX)
	Credit Default Swap Contracts	Equity	Net realized gain (loss) from Swap Contracts	$(3,991)
	Credit Default Swap Contracts	Equity	Net change in unrealized appreciation (depreciation) on Swap Contracts	(1,067)
			Total	$(5,058)

	Future Contracts	Interest	Net realized gain (loss) from Futures Contracts	802,372
		Currency	Net realized gain (loss) from Futures Contracts	(78,759)
		Commodity	Net realized gain (loss) from Futures Contracts	(164,202)
			Total	$559,411

	Future Contracts	Commodity	Net change in unrealized appreciation (depreciation) on open Future Contracts	$(1,579,577)
		Currency	Net change in unrealized appreciation (depreciation) on open Future Contracts	(548,866)
		Interest	Net change in unrealized appreciation (depreciation) on open Future Contracts	(642,122)
			Total	$(2,770,565)

AlphaCentric Funds
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)(Unaudited)
September 30, 2020

During the six months ended September 30, 2020, APOF is subject to a master netting arrangement for the futures. The following table shows additional information regarding the offsetting of assets and liabilities at September 30, 2020.

Gross Amounts of Assets Presented
in the Statement of Assets and
Liabilities
	Gross Amounts	Gross Amounts
	Recognized in	Offset in the	Net Amounts
	the Statements	Statements of	Presented in the
	of Assets and	Assets and	Statements of Assets	Financial	Cash Collateral
Assets:	Liabilities	Liabilities	and Liabilities	Instruments	Pledged/Received		Net Amount

Futures Contracts	$397,760	$—	$397,760	$(8,125)	$—	(1)	$389,635
Total	$397,760	$—	$397,760	$(8,125)	$—		$389,635

(1)	Collateral pledged is limited to the net outstanding amount due to/from one individual counterparty. The actual collateral amounts pledged may exceed these amounts and fluctuate in value.

During the six months ended September 30, 2020, ASSF is subject to a master netting arrangement for the futures. The following table shows additional information regarding the offsetting of assets and liabilities at September 30, 2020.

				Gross Amounts of Assets in the
				Consolidated Statement of Assets
				and Liabilities
	Gross Amounts
	Recognized in	Gross Amounts
	the	Offset in the	Net Amounts
	Consolidated	Consolidated	Presented in the
	Statements of	Statements of	Consolidated
	Assets and	Assets and	Statements of Assets	Financial	Cash Collateral
Assets:	Liabilities	Liabilities	and Liabilities	Instruments	Pledged/Received (1)	Net Amount
Future Contracts	$653,027	$—	$653,027	$(286,312)	$—	$366,715
Total	$653,027	$—	$653,027	$(286,312)	$—	$366,715

Liabilities:
Future Contracts	$128,008	$—	$128,008	$(128,008)	$—	$—
Swap Contracts	1,067	—	1,067	(1,067)	—	—
Total	$129,075	$—	$129,075	$(129,075)	$—	$—

(1)	Collateral pledged is limited to the net outstanding amount due to/from one individual counterparty. The actual collateral amounts pledged may exceed these amounts and fluctuate in value.

The value of derivative instruments outstanding as of September 30, 2020 as disclosed in the Portfolios of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the six months ended September 30, 2020, as disclosed above and within the Statements of Operations serve as indicators of the volume of derivative activity for the APOF, ASSF.

b)         Federal Income Tax – The Funds qualify as regulated investment companies and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income or excise tax provisions are required.

During the six months ended September 30, 2020, the Funds did not have a liability for any unrecognized tax expense. The Funds recognize interest and penalties, if any, related to unrecognized tax expense as income tax expense in the Statements of Operations. As of September 30, 2020, the Funds did not incur any interest or penalties. Management has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended March 31, 2017 to March 31, 2020, or expected to be taken in the Funds’ March 31, 2021 year-end tax return. The tax filings are open for examination by applicable taxing authorities, including the Internal Revenue Service. No examination of the Funds’ filings is presently in progress.

AlphaCentric Funds
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)(Unaudited)
September 30, 2020

c)        Distribution to Shareholders – Distributions to shareholders, which are determined in accordance with income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid at least annually for APOF, ARAF, ASSF and ALHF. AIOF, and AMOF make monthly dividend distributions from net investment income. Distributable net realized gains, if any, are declared and distributed annually.

d)        Multiple Class Allocations – Income, non-class specific expenses and realized/unrealized gains or losses are allocated to each class based on relative net assets. Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds in the Trust. Distribution fees are charged to each respective share class in accordance with the distribution plan.

e)        Other – Investment and shareholder transactions are recorded on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities utilizing the effective interest method. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Withholding taxes and capital gains on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

f)        Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

g)        Commitments and Contingencies – In the normal course of business, the Trust may enter into contracts that contain a variety of representations and warranties and provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

h)        Sales charges (loads) – A maximum sales charge of 5.75% is imposed on Class A shares of the APOF, ARAF, ASSF, and ALHF. A maximum sales charge of 4.75% is imposed on Class A shares of AIOF and AMOF.

As of September 30, 2020, all costs incurred by each Fund in connection with their offering are payable by the Manager pursuant to an Expense Limitation and Reimbursement Agreement. Such expenses paid by the Manager are subject to reimbursement within three years of the fiscal year during which they were incurred.

i)        Short Sales – The Funds may sell securities short. A short sale is a transaction in which the Funds sell securities they do not own in anticipation of a decline in the market price of the securities. To deliver the securities to the buyer, the Funds must arrange through a broker to borrow the securities and, in so doing, the Funds become obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Funds will make a profit or incur a loss as a result of a short sale depending on whether the price of the securities decrease or increase between the date of the short sale and the date on which the Funds purchased the securities to replace the borrowed securities that have been sold.

j)        Cash and Cash Equivalents – The Funds consider their investment in a Federal Deposit Insurance Corporation (“FDIC”) insured interest bearing savings account to be cash. The Funds maintain cash balances, which, at times, may exceed federally insured limits. The Funds maintain these balances with a high quality financial institution.

Consolidation of Subsidiaries – ACSSF Fund Limited (“ASSF-CFC”) - The Consolidated Financial Statements of ASSF include the accounts of ASSF-CFC, which is a wholly-owned and controlled foreign subsidiary. ASSF consolidates the results of subsidiaries in which ASSF holds a controlling economic interest. Controlling economic interest is generally deemed to exist with investment interests comprising greater than 50% of the net asset value of the subsidiary. However, ASSF may also consider qualitative aspects of control in determining if a controlling economic interest exists. These qualitative control considerations include the nature and organizational structure of the investment, as well as ASSF’s ability to control the circumstances leading to majority ownership. All inter-company accounts and transactions have been eliminated in consolidation.

ASSF may invest up to 25% of its total assets in a controlled foreign corporation (“CFC”), which acts as an investment vehicle in order to effect certain investments consistent with the ASSF’s investment objectives and policies.

AlphaCentric Funds
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)(Unaudited)
September 30, 2020

A summary of the ASSF’s investments in the ASSF-CFC is as follows:

	Inception Date	ASSF-CFC’s Net Assets	% Of Net Assets at
	of ASSF-CFC	at September 30, 2020	September 30, 2020
ASSF-CFC	8/8/2019	$1,471,912	4.78%

The CFC utilizes commodity-based derivative products to facilitate ASSF’s pursuit of its investment objectives. In accordance with its investment objectives and through their exposure to the aforementioned commodity-based derivative products, ASSF may have increased or decreased exposure to one or more of the following risk factors defined below:

Taxation Risk – By investing in commodities indirectly through a CFC, ASSF will obtain exposure to the commodities markets within the federal tax requirements that apply to the ASSF.

For tax purposes, the CFC is an exempted Cayman investment company. The CFC has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the CFC is a Controlled Foreign Corporation which generates and is allocated no income which is considered effectively connected with U.S. trade or business and as such is not subject to U.S. income tax. However, as a wholly-owned Controlled Foreign Corporation, ASSF-CFC’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the ASSF’s investment company taxable income.

(2)	INVESTMENT TRANSACTIONS

For the six months ended September 30, 2020, aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the Funds were as follows:

	Purchases	Sales
AlphaCentric Income Opportunities Fund	$846,449,606	$22,669,260
AlphaCentric Premium Opportunity Fund	$—	$137,788
AlphaCentric Robotics and Automation Fund	$25,789,841	$29,567,353
AlphaCentric Symmetry Strategy Fund	$16,672,534	$22,871,411
AlphaCentric LifeSci Healthcare Fund	$3,783,501	$2,443,105
AlphaCentric Municipal Opportunities Fund	$643,308	$421,895

(3)	MANAGEMENT AGREEMENT AND OTHER RELATED PARTY TRANSACTIONS

AlphaCentric acts as investment manager to the Funds pursuant to the terms of the Management Agreement with the Trust. Under the terms of the Management Agreement, the Manager manages the investment operations of the Funds in accordance with the Funds’ investment policies and restrictions. The Manager provides the Funds with investment advice and supervision and furnishes an investment program for the Funds. For its investment management services, the Funds pay to the Manager, as of the last day of each month, an annualized fee equal to 1.00% of average net assets of the AMOF,1.25% of the ARAF and ALHF, 1.50% of the AIOF, 1.75% of the APOF and ASSF, such fees to be computed daily based upon daily average net assets of the respective Fund. The Manager pays expenses incurred by it in connection with acting as investment manager to the Funds other than costs (including taxes and brokerage commissions, borrowing costs, costs of investing in underlying funds and extraordinary expenses, if any) of securities purchased for the Funds and certain other expenses paid by the Funds (as detailed in the Management Agreement). The Manager pays for all employees, office space and facilities required by it to provide services under the Management Agreement, with the exception of specific items of expense (as detailed in the Management Agreement). For the six months ended September 30, 2020, management fees of $20,207,770, $465,583, $202,650, $274,729, $14,394, and $2,522 were incurred by AIOF, APOF, ARAF, ASSF, ALHF, and AMOF respectively, before the waiver and reimbursement described below.

The Manager and the Trust have entered into an Expense Limitation Agreement under which the Manager has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds and extraordinary expenses) at 1.74%, 2.49% and 1.49% of average daily net assets for Class A, Class C and Class I shares, respectively, for AIOF through July 31, 2020, 2.24%, 2.99% and 1.99% of average daily net assets for Class A, Class C and Class I shares, respectively, for APOF through July 31, 2021, and 1.65%, 2.40% and 1.40% of average daily net assets for Class A, Class C and Class I shares, respectively, for ARAF through July 31, 2021, 2.24%, 2.99%, and 1.99% of average daily net assets for Class A, Class C, and Class I shares, respectively, for ASSF through July 31, 2021, 1.65%,

AlphaCentric Funds
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)(Unaudited)
September 30, 2020

2.40% and 1.40% of average daily net assets for Class A, Class C and Class I shares, respectively, for ALHF through July 31, 2021, 1.74%, 2.49%, and 1.50%, 2.25% and 1.25% of average daily net assets for Class A, Class C and Class I shares, respectively, for AMOF through July 31, 2021. Each waiver or reimbursement by the Manager is subject to recoupment by the Funds within three years from when that particular expense is incurred, if the Funds are able to make the repayment without exceeding the expense limitation in effect at that time and the repayment is approved by the Board. For the six months ended September 30, 2020, management fees waived/expenses reimbursed by AIOF, APOF, ARAF, ASSF, ALHF, and AMOF were $2,935,651, $17,133, $85,689, $65,200, $52,684 and $53,601 respectively, pursuant to the Expense Limitation Agreement.

For the six months ended September 30, 2020, the Manager has waived/reimbursed expenses of the Funds that may be recovered no later than March 31 for the years indicated below:

	2021	2022	2023
AlphaCentric Income Opportunities Fund	$2,347,888	$4,143,722	$6,274,855
AlphaCentric Premium Opportunity Fund	$79,551	$97,621	$97,612
AlphaCentric Robotics and Automation Fund	$90,760	$174,465	$151,923
AlphaCentric Symmetry Strategy Fund	—	—	$101,437
AlphaCentric LifeSci Healthcare Fund	—	—	$65,191
AlphaCentric Municipal Opportunities Fund	—	—	$47,126

The Trust has entered into a Management Services Agreement with MFund Services, LLC (“MFund”). Pursuant to the Management Services Agreement, MFund provides sponsorship, management and supervisory services. For MFund’s services to the Funds, the Funds pay MFund a base fee of $5,000 annually, an annualized asset based fee of 0.10% of average daily net assets up to $50 million, with lower fees at higher asset levels, plus reimbursement of out of pocket expenses. For the six months ended September 30, 2020, AIOF, APOF, ARAF, ASSF, ALHF, and AMOF incurred $406,655, $10,481, $7,363, $7,210, $2,845 and $2,576 for such fees, respectively, pursuant to the Management Services Agreement.

A trustee and officer of the Trust is also the controlling member of MFund and Catalyst Capital Advisors, LLC (an investment manager to other series of the Trust), and is not paid any fees directly by the Trust for serving in such capacities.

Trustees who are not “interested persons” as that term is defined in the 1940 Act, are paid a quarterly retainer and receive compensation for each special in-person meeting attended. The fees paid to the Independent Trustees for their attendance at a meeting will be shared equally by the funds of the Trust in which the meeting relates. The Lead Independent Trustee of the Trust and the Chairman of the Trust’s Audit Committee receives an additional quarterly retainer. The “interested persons” of the Trust receive no compensation from the Funds. The Trust reimburses each Trustee and Officer for his or her travel and other expenses related to attendance at such meetings.

Gemini Fund Services, LLC (“GFS”) provides administrative, fund accounting, and transfer agency services to the Funds pursuant to agreements with the Trust, for which it receives from each Fund: (i) basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

Certain officers of the Trust are also employees of GFS and MFund, and are not paid any fees directly by the Trust for serving in such capacity.

Pursuant to the Management Services Agreement, MFund provides chief compliance officer services to the Funds. For these services, the Funds pay MFund an annual base fee plus an annual asset-based fee based upon net assets. In addition, the Funds reimburse MFund for any reasonable out-of-pocket expenses incurred in the performance of its duties under the Management Services Agreement. The compliance fees for the six months ended September 30, 2020 for AIOF, APOF, ARAF, ASSF, ALHF, and AMOF incurred $58,737, $3,650, $6,225, $6,568, $5,970 and $8,271, respectively.

The Trust has adopted a Master Distribution Plan pursuant to rule 12b-1 under the 1940 Act for each class of shares, that allows the Funds to pay distribution and shareholder servicing expenses of up to 0.50% per annum for the Class A shares and up to 1.00% for the Class C shares based on average daily net assets of each class. Class A shares are currently paying 0.25% per annum of 12b-1 fees and Class C shares are currently paying 1.00% per annum of 12b-1 fees. The fee may be used for a variety of purposes, including compensating dealers and other financial service organizations for eligible services provided by those parties to the Funds and their shareholders and to reimburse NLD and Manager for distribution related expenses. Brokers may receive a 1.00% commission from NLD for the sale of Class C shares.

AlphaCentric Funds
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)(Unaudited)
September 30, 2020

For the six months ended September 30, 2020, the Distributor received the following in underwriter commissions from the sale of shares of the Funds:

AlphaCentric Income Opportunities Fund	$207,283
AlphaCentric Premium Opportunity Fund	26,626
AlphaCentric Robotics and Automation Fund	16,125
AlphaCentric Symmetry Strategy Fund	—
AlphaCentric LifeSci Healthcare Fund	400
AlphaCentric Municipal Opportunities Fund	—
$250,434

(4)	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of the control of the Fund, under section 2(a)(9) of the 1940 Act. As of September 30, 2020, UBS Financial Services, Inc. owned 40.9% of the voting securities of ARAF and Hartz Capital Investments LLC owned 83.6% of ASSF. Szilagyi 2015 Family Trust and Interactive Brokers owned 28.3% and 33.2%, respectively of ALHF. Charles Schwab and Mark J Kamies own 38.6% and 34.8%, respectively, of AMOF. The Trust has no knowledge as to whether all or any portion of the shares owned of record by Charles Schwab, Interactive Brokers, and UBS Financial Services, Inc. are also owned beneficially.

(5)	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS TO CAPITAL

The tax character of fund distributions paid for the years or periods ended March 31, 2020 and March 31, 2019 was as follows:

For the year or period ended March 31, 2020:
	Ordinary	Long-Term	Return	Tax-Exempt
Portfolio	Income	Capital Gains	of Capital	Income	Total
AlphaCentric Income Opportunities Fund	$134,631,815	$—	$23,975,399	$—	$158,607,214
AlphaCentric Premium Opportunity Fund	—	—	—	—	—
AlphaCentric Robotics and Automation Fund	—	—	—	—	—
AlphaCentric Symmetry Strategy Fund	1,483,963	—	—	—	1,483,963
AlphaCentric LifeSci Healthcare Fund	—	—	—	—	—
AlphaCentric Municipal Opportunities Fund	—	—	—	—	—

For the period ended March 31, 2019:
	Ordinary	Long-Term	Return	Tax-Exempt
Portfolio	Income	Capital Gains	of Capital	Income	Total
AlphaCentric Income Opportunities Fund	$113,163,562	$—	$4,779,930	$—	$117,943,492
AlphaCentric Premium Opportunity Fund	—	—	—	—	—
AlphaCentric Robotics and Automation Fund	649,657	—	260	—	649,917
AlphaCentric Symmetry Strategy Fund	—	—	—	—	—
AlphaCentric LifeSci Healthcare Fund	—	—	—	—	—
AlphaCentric Municipal Opportunities Fund	—	—	—	—	—

AlphaCentric Funds
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)(Unaudited)
September 30, 2020

As of March 31, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Portfolio	Tax-Exempt Income	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
AlphaCentric Income Opportunities Fund	$—	$—	$—	$—	$(661,609,476)	$—	(359,269,123)	$(1,020,878,599)
AlphaCentric Premium Opportunity Fund	—	141,168	—	—	—	—	79,119	220,287
AlphaCentric Robotics and Automation Fund	—	—	—	(973,082)	(2,971,023)	—	(2,635,675)	(6,579,780)
AlphaCentric Symmetry Strategy Fund	—	298,733	—	(2,395,676)	(964,408)	1,842,572	(5,254,327)	(6,473,106)
AlphaCentric LifeSci Healthcare Fund	—	206	—	—	(86,807)	—	16,110	(70,491)
AlphaCentric Municipal Opportunities Fund	103	180	—	—	(55,631)	—	(21,329)	(76,677)

The difference between book basis and tax basis undistributed net investment income/(loss), accumulated net realized gain/(loss), and unrealized appreciation/(depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales, adjustments for partnership, perpetual bonds and a Fund’s wholly owned subsidiary, and the mark-to-market on open forward foreign currency contracts and exchange traded contracts.

The unrealized appreciation/(depreciation) in the table above table includes unrealized foreign currency gains(losses) of $124,210, $(320) and $(16,393) for AEIF, ARAF and ASSF, respectively.

Late year losses incurred after December 31 within the fiscal year or period are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds incurred and elected to defer such later year losses as follows:

Late Year
Portfolio	Losses
AlphaCentric Income Opportunities Fund	$—
AlphaCentric Premium Opportunity Fund	—
AlphaCentric Robotics and Automation Fund	21,551
AlphaCentric Symmetry Strategy Fund	94,318
AlphaCentric LifeSci Healthcare Fund	—
AlphaCentric Municipal Opportunities Fund	—

Capital losses incurred after October 31 within the fiscal year or period are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds incurred and elected to defer such capital losses as follows:

Post October
Portfolio	Losses
AlphaCentric Income Opportunities Fund	$—
AlphaCentric Premium Opportunity Fund	—
AlphaCentric Robotics and Automation Fund	951,531
AlphaCentric Symmetry Strategy Fund	2,301,358
AlphaCentric LifeSci Healthcare Fund	—
AlphaCentric Municipal Opportunities Fund	—

At March 31, 2020, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring
Portfolio	Short-Term	Long-Term	Total	CLCF Utilized
AlphaCentric Income Opportunities Fund	$360,536,442	$301,073,034	$661,609,476	$—
AlphaCentric Premium Opportunity Fund	—	—	—	1,847,394
AlphaCentric Robotics and Automation Fund	1,909,797	1,061,226	2,971,023	—
AlphaCentric Symmetry Strategy Fund	212,083	752,325	964,408	—
AlphaCentric LifeSci Healthcare Fund	86,807	—	86,807	—
AlphaCentric Municipal Opportunities Fund	53,015	2,616	55,631	—

AlphaCentric Funds
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)(Unaudited)
September 30, 2020

Permanent book and tax differences, primarily attributable to tax treatment of net operating losses and non-deductible expenses, and tax adjustments for prior year tax returns and a Fund’s wholly owned subsidiary, resulted in reclassifications for the Funds for the year or periods ended March 31, 2020 as follows:

	Paid
	In	Accumulated
Portfolio	Capital	Earnings (Losses)
AlphaCentric Income Opportunities Fund	$(438,912)	$438,912
AlphaCentric Premium Opportunity Fund	—	—
AlphaCentric Robotics and Automation Fund	(186,090)	186,090
AlphaCentric Symmetry Strategy Fund	(54,066)	54,066
AlphaCentric LifeSci Healthcare Fund	—	—
AlphaCentric Municipal Opportunities Fund	—	—

(6)	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

		Gross		Net Unrealized
		Unrealized	Gross Unrealized	Appreciation/
	Tax Cost	Appreciation	Depreciation	(Depreciation)
AlphaCentric Income Opportunities Fund	$2,778,964,631	$457,543,171	$(98,576,233)	$358,966,938
AlphaCentric Premium Opportunity Fund	$68,733,811	$114,525	$(743,567)	$(629,042)
AlphaCentric Robotics and Automation Fund	$26,722,977	$7,064,780	$(1,519,858)	$5,544,922
AlphaCentric Symmetry Strategy Fund	$30,940,459	$1,932,494	$(5,316,010)	$(3,383,516)
AlphaCentric LifeSci HealthCare Fund	$2,865,324	$469,655	$(213,209)	$256,446
AlphaCentric Municipal Opportunities Fund	$566,419	$24,500	$(23,794)	$706

(7)	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

APOF currently invests a significant portion of its assets in the First American Government Obligations Fund, Class U (“FGUXX”). The Fund may redeem its investment in FGUXX at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so. The Fund’s performance will be directly affected by the performance of FGUXX. The financial statements of FGUXX, including the portfolio of investments, can be found on the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements. As of September 30, 2020, the Fund owns 63.9% of FIGXX.

(8)	UNDERLYING FUND RISK

The Funds in the normal course of business make investments in financial instruments and derivatives where the risk of potential loss exists due to changes in the market or failure or inability of the counterparty to a transaction to perform. See below for a detailed description of select principal risks.

Each underlying fund, including each ETF, is subject to specific risks, depending on the nature of the underlying fund. These risks could include liquidity risk, sector risk, foreign and related currency risk, as well as risks associated with real estate investments and commodities. Investors in the Funds will indirectly bear fees and expenses charged by the underlying investment companies in which the Funds invest in addition to the Funds’ direct fees and expenses.

Wholly-Owned Subsidiary Risk – Each CFC will not be registered under the 1940 Act and will not be subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which each Fund and CFC, respectively, are organized, could result in the inability of each Fund and/or CFC to operate as described in the Prospectus and could negatively affect each Fund and their shareholders. Your cost of investing in a Fund will be higher because you indirectly bear the expenses of its CFC.

Credit Risk – There is a risk that issuers and counterparties will not make payments on securities and other investments held by a Fund, resulting in losses to the Funds. In addition, the credit quality of securities held by a Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for a Fund to sell the security. The Funds may invest, directly or indirectly, in high yield fixed-income securities (also known as “junk bonds”), which are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. This means that, compared to issuers of higher rated securities, issuers of medium and lower rated securities are less

AlphaCentric Funds
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)(Unaudited)
September 30, 2020

likely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or may be in default or not current in the payment of interest or principal. The market values of medium- and lower-rated securities tend to be more sensitive to company-specific developments and changes in economic conditions than higher-rated securities. The companies that issue these securities often are highly leveraged, and their ability to service their debt obligations during an economic downturn or periods of rising interest rates may be impaired. In addition, these companies may not have access to more traditional methods of financing, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by these issuers is significantly greater than with higher-rated securities because medium- and lower-rated securities generally are unsecured and subordinated to senior debt. Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities held by a Fund. In addition, default may cause a Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.

Swap Counterparty Credit Risk – The Funds are subject to credit risk on the amount the Funds expect to receive from swap agreement counterparties. With certain exchange traded credit default swaps, there is minimal counterparty risk to a Fund in that the exchanges clearinghouse, as counter party, guarantees against default.

Commodity Risk: Investing in the commodities markets may subject the Funds to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

Foreign Currency Risk – Currency trading risks include market risk, credit risk and country risk. Market risk results from adverse changes in exchange rates in the currencies the Fund is long or short. Credit risk results because a currency-trade counterparty may default. Country risk arises because a government may interfere with transactions in its currency.

Foreign Exchanges Risk – A portion of the derivatives trades made by the Funds may take place on foreign markets. Neither existing CFTC regulations nor regulations of any other U.S. governmental agency apply to transactions on foreign markets. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

MLP and MLP-Related Securities – Investments in MLPs and MLP-related securities involve risks different from those of investing in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP or MLP-related security, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, cash flow risks, dilution risks (which could occur if the MLP raises capital and then invests it in projects whose return fails to exceed the cost of capital raised) and risks related to the general partner’s limited call right. MLPs and MLP-related securities are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Depending on the state of interest rates in general, the use of MLPs or MLP-related securities could enhance or harm the overall performance of the Fund.

MLP Tax Risk – MLPs, typically, do not pay U.S. federal income tax at the partnership level. Instead, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction of the value of your investment in the Fund and lower income, as compared to an MLP that is not taxed as a corporation.

Fixed Income Risk: When the Funds invest in fixed income securities, the value of your investment in each will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Funds. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). If the U.S. Federal Reserve’s Federal Open Market Committee (“FOMC”) raises the federal funds interest rate target, interest rates across the U.S. financial system may rise. However, the magnitude of rate changes across maturities and borrower sectors is uncertain. Rising rates may decrease liquidity and increase volatility, which may make portfolio management more difficult and costly to each Fund and its shareholders. Additionally, default risk increases if issuers must borrow at higher rates. These risks could affect the value of a particular investment by each Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Futures and Forwards Contract Risk: For APOF, ASSF and AMOF the successful use of futures contracts draws upon the manager’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a

AlphaCentric Funds
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)(Unaudited)
September 30, 2020

forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

Derivatives Risk: APOF, ASSF and AMOF may use derivatives (including options, futures, forwards, swaps and options on futures) to enhance returns or hedge against market declines. Each Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships.

Options Risk: There are risks associated with the sale and purchase of call and put options. As the seller (writer) of a covered call option, APOF assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise option price. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option. As a seller (writer) of a put option, the Fund will lose money if the value of the security falls below the strike price. If unhedged, the Fund’s written calls exposes it to potentially unlimited losses.

Market Risk: Overall market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illnesses or other public health issues, recessions and depressions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s net asset value, and may impair market liquidity, thereby increasing liquidity risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions, you could lose your entire investment.

Please refer to each Fund’s prospectus for a full listing of risks associated with the investments.

(9)	SECURITIES LENDING

ARAF has entered into a Securities Lending Agreement with the US Bank NA (“US Bank”). ARAF can lend its securities to brokers, dealers and other financial institutions approved by the Board to earn additional income. The cash collateral is invested in short-term investments as noted in the ARAF’s Portfolio of Investments. ARAF also continues to receive interest or dividends on the securities loaned. Loans are collateralized at a value at least equal to 105% of the then current market value of any loaned security that are foreign, or 102% of the then current market value of any other loaned security. All interest and dividend payments received on securities which are held on loan, provided that there is no material default, will be paid to the ARAF. A portion of the income generated by the investment in the ARAF’s collateral, net of any rebates paid by US Bank to the borrowers is remitted to US Bank as lending agent and the remainder is paid to ARAF.

Although risk is mitigated by the collateral, the ARAF could experience a delay in recovering their securities and possible loss of income or value if the Borrower fails to return them. Should the borrower of the securities fail financially, ARAF has the right to repurchase the securities using the collateral in the open market. The remaining contractual maturity of all securities lending transactions are overnight and continuous.

ARAF receives cash as collateral in return for securities lent as part of the securities lending program. The collateral is invested in the Mount Vernon Liquid Assets Portfolio, LLC of which the investment objective is to seek to maximize current income to the extent with the preservation of capital and liquidity and maintain a stable NAV of $1.00 per unit. ARAF held $4,682,939 as of September 30, 2020. The remaining contractual maturity of all securities lending transactions is overnight and continuous. ARAF is not subject to a master netting agreement with respect to securities lending; therefore no additional disclosures are required. The income earned by ARAF on investments of cash collateral received from borrowers for the securities loaned to them are reflected in the ARAF’s Statement of Operations.

(10)	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

AlphaCentric Funds
EXPENSE EXAMPLES (Unaudited)
September 30, 2020

As a shareholder of one or more of the AlphaCentric Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2020 through September 30, 2020.

Actual Expenses

The “Actual” columns in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” columns in the table below provide information about hypothetical account values and hypothetical expenses based on the AlphaCentric Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not either Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical
			Actual		(5% return before expenses)
	Fund’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account Value	Account Value	Paid During	Account Value	Paid During
	Expense Ratio	4/1/2020	9/30/2020	Period *	9/30/2020	Period **

AlphaCentric Income Opportunities Fund – Class A	1.75%	$1,000.00	$1,334.40	$10.24	$1,016.29	$8.85
AlphaCentric Income Opportunities Fund – Class C	2.50%	$1,000.00	$1,329.50	$14.58	$1,012.55	$12.60
AlphaCentric Income Opportunities Fund – Class I	1.50%	$1,000.00	$1,335.60	$8.79	$1,017.55	$7.59

AlphaCentric Premium Opportunity Fund – Class A	2.24%	$1,000.00	$1,075.70	$11.67	$1,013.82	$11.32
AlphaCentric Premium Opportunity Fund – Class C	2.99%	$1,000.00	$1,071.40	$15.54	$1,010.06	$15.08
AlphaCentric Premium Opportunity Fund – Class I	1.99%	$1,000.00	$1,077.20	$10.38	$1,015.08	$10.07

AlphaCentric Robotics and Automation Fund – Class A	1.65%	$1,000.00	$1,437.20	$10.08	$1,016.79	$8.34
AlphaCentric Robotics and Automation Fund – Class C	2.40%	$1,000.00	$1,430.50	$14.63	$1,013.03	$12.11
AlphaCentric Robotics and Automation Fund – Class I	1.40%	$1,000.00	$1,437.70	$8.56	$1,018.05	$7.08

AlphaCentric Symmetry Strategy Fund – Class A	2.27%	$1,000.00	$997.90	$11.39	$1,013.67	$11.48
AlphaCentric Symmetry Strategy Fund – Class C	3.02%	$1,000.00	$993.80	$15.09	$1,009.93	$15.21
AlphaCentric Symmetry Strategy Fund – Class I	2.02%	$1,000.00	$999.00	$10.13	$1,014.93	$10.22

AlphaCentric Funds
EXPENSE EXAMPLES (Unaudited)(Continued)
September 30, 2020

					Hypothetical
			Actual		(5% return before expenses)
	Fund’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account Value	Account Value	Paid During	Account Value	Paid During
	Expense Ratio	4/1/2020	9/30/2020	Period *	9/30/2020	Period **

AlphaCentric LifeSci Healthcare Fund – Class A	1.65%	$1,000.00	$1,284.80	$9.45	$1,016.80	$8.34
AlphaCentric LifeSci Healthcare Fund – Class C	2.40%	$1,000.00	$1,285.90	$13.75	$1,013.04	$12.11
AlphaCentric LifeSci Healthcare Fund – Class I	1.40%	$1,000.00	$1,285.90	$8.02	$1,018.05	$7.08

AlphaCentric Municipal Opportunities Fund – Class A	1.50%	$1,000.00	$1,030.00	$7.62	$1,017.56	$7.58
AlphaCentric Municipal Opportunities Fund – Class C	2.25%	$1,000.00	$1,026.90	$11.44	$1,013.78	$11.36
AlphaCentric Municipal Opportunities Fund – Class I	1.25%	$1,000.00	$1,029.10	$6.36	$1,018.80	$6.33

*	Expenses are equal to the average account value over the period, multiplied by the Funds’ annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

**	Hypothetical” expense information is presented on the basis of the full one-half year period to enable comparison to other funds. It is based on assuming the same net expense ratio and average account value over the period, but is multiplied by 183/365 (to reflect the full half-year period).

AlphaCentric Funds
Additional Information (Unaudited)
September 30, 2020

Consideration and Renewal of Management Agreement between the Trust and AlphaCentric Advisors with respect to the AlphaCentric Income Opportunities Fund, AlphaCentric Premium Opportunity Fund, and AlphaCentric Robotics and Automation Fund

In connection with a meeting held on May 6, 2020, the Board of Trustees (the “Board”) of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of the management agreement (the “Management Agreement”) between the Trust and AlphaCentric Advisors LLC (“AlphaCentric”) with respect to the AlphaCentric Income Opportunities Fund (“AlphaCentric IO”), AlphaCentric Premium Opportunity Fund,(“AlphaCentric PO”), and AlphaCentric Robotics and Automation Fund (“AlphaCentric RA”) (collectively, the “AlphaCentric Renewal Funds”).

The Board was assisted by legal counsel throughout the review process. The Board relied upon the advice of legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Management Agreement and the weight to be given to each factor considered. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the renewal of the Management Agreement.

The Board reviewed AlphaCentric’s responses to a series of questions regarding, among other things, services provided to the AlphaCentric Renewal Funds, comparative fee and expense information, and AlphaCentric’s profitability from managing the AlphaCentricRenewal Funds.

Nature, Extent and Quality of Services. The Board acknowledged that AlphaCentric had retained the key personnel servicing the AlphaCentric Renewal Funds for several years. An AlphaCentric representative described the roles and responsibilities of various individuals on the management team and elaborated on the risk committee’s duties and functions. He noted that, for AlphaCentric PO, AlphaCentric performed extensive fundamental and technical analysis in the management of the Fund’s portfolios and ongoing research and quantitative modeling to improve the performance of the Fund’s strategy. He continued that, for the AlphaCentric Renewal Funds with a sub-advisor, AlphaCentric oversaw the portfolio management and performance of the sub-advisors by reviewing fund holdings, monitoring the daily performance of the Funds, and conferring with the portfolio managers if performance was out of line with expectations. After further discussion, the Board concluded that AlphaCentric had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures necessary to perform its duties under the management agreement, and that the nature, overall quality and extent of the advisory services provided by AlphaCentric to each AlphaCentric Renewal Fund were satisfactory. The Board determined that AlphaCentric had the resources to continue providing high quality service to each AlphaCentric Renewal Fund and its shareholders.

AlphaCentric Funds
Additional Information (Unaudited)(Continued)
September 30, 2020

Performance. The Board reviewed the performance of each AlphaCentric Renewal Fund relative to its peer group and Morningstar category. After discussion, the Board concluded that the performance of each AlphaCentric Renewal Fund was acceptable.

AlphaCentric IO—The Board recognized that, as of February 29, 2020, AlphaCentric IO had outperformed its peer group, Morningstar category and the Bloomberg Barclays U.S. Aggregate Bond Index across all periods, which AlphaCentric attributed to the sub-advisor’s proprietary models, allocation decisions and bond selections. The Board discussed that as of April 15, 2020, AlphaCentric IO had significantly underperformed the index as a result of the market downturn in response to the COVID-19 pandemic. The Board observed that AlphaCentric IO’s performance had already begun recovering from its bottom on March 25, 2020. The Board discussed that AlphaCentric IO had navigated the market crisis well and was able to meet all redemptions on time.

AlphaCentric PO—The Board discussed that AlphaCentric PO outperformed its peer group, the Options-Based and Managed Futures Morningstar categories and the IQ Hedge Long/Short Beta TR Index over the 5-year and since inception periods. It noted that AlphaCentric PO outperformed the peer group and Morningstar categories over the 3-year period, and the Options-Based Morningstar category over the 1-year period. An AlphaCentric representative informed the Board that AlphaCentric PO’s performance was up for the year-to-date and was at or near the top of the Morningstar categories due to its emphasis on futures strategy during the market downturn.

AlphaCentric RA—The Board remarked that although AlphaCentric RA underperformed its peer group, Morningstar category and the MSCI ACWI Gross Index over the 1-year period, it outperformed each since inception in 2017. It remarked AlphaCentric RA was following its mandate, and that comparisons to its peer group and Morningstar category were not particularly apt given the Fund’s focus in robotics and automation. The Board discussed that AlphaCentric RA was in the top 10% of its Morningstar category and outperforming the market in general for the year-to-date.

Fees and Expenses. The Board reviewed the advisory fee for each AlphaCentric Renewal Fund, and the average fees charged by each AlphaCentric Renewal Fund’s peer group and Morningstar category. The Board considered the allocation of revenue compared to the allocation of duties between AlphaCentric and each sub-advisor of the AlphaCentric Renewal Funds with a sub-advisor. The Board acknowledged that the allocation between AlphaCentric and each sub-advisor was the result of arm’s length negotiations and determined that the allocations were appropriate. The Board discussed the impact of the expense caps on total net expenses. After further discussion, the Board concluded that the advisory fee for each AlphaCentric Renewal Fund was not unreasonable.

AlphaCentric IO—The Board discussed that AlphaCentric IO’s advisory fee was the highest of its peer group and Morningstar category. The Board noted that AlphaCentric IO’s net expense ratio was higher than the averages and medians of its peer group and Morningstar categories, although lower than the highs of each. The Board acknowledged the specialized nature of AlphaCentric IO’s investment strategy, the depth of experience of its portfolio managers and the substantial ongoing expense and investment of AlphaCentric in portfolio management and oversight of the sub-advisor.

AlphaCentric Funds
Additional Information (Unaudited)(Continued)
September 30, 2020

AlphaCentric PO—The Board commented that the advisory fee and net expense ratio for AlphaCentric PO were higher than the medians and averages of its peer group, but well-below the highs of the peer group. It observed that the advisory fee was the high of its Morningstar category, but its net expense ratio was below the median of the category.

AlphaCentric Funds
Additional Information (Unaudited)(Continued)
September 30, 2020

AlphaCentric RA—The Board noted that the advisory fee for AlphaCentric RA was higher than the medians and averages of its peer group and Morningstar category, but below the highs of each. It observed that AlphaCentric RA’s net expense ratio was lower than the average of the Morningstar category and lower than the high of the peer group.

Profitability. The Board discussed AlphaCentric’s profitability from its relationship with each AlphaCentric Renewal Fund based on the information that AlphaCentric provided, including soft dollar benefits, and reimbursement of AlphaCentric for distribution expenses pursuant to the Rule 12b-1 Plan. The Board considered that AlphaCentric had previously waived a significant portion of its advisory fees to support each AlphaCentric Renewal Fund’s expense caps. The Board determined AlphaCentric’s profitability for each AlphaCentric Renewal Fund was not excessive.

AlphaCentric IO—The Board observed that AlphaCentric earned a reasonable profit from managing AlphaCentric IO for the calendar year ended December 31, 2019. The Board discussed that AlphaCentric’s profit margins were well-within the industry norm for strategies comparable to that of AlphaCentric IO. The Board acknowledged that the profitability of AlphaCentric in connection with AlphaCentric IO had declined significantly as a result of the market downturn and redemptions stemming from the COVID-19 pandemic.

AlphaCentric PO—The Board commented that AlphaCentric earned a profit from managing AlphaCentric PO. The Board discussed that AlphaCentric’s profit margins were well-within the industry norm for strategies comparable to that of AlphaCentric PO. The Board concluded that AlphaCentric’s profit in connection with AlphaCentric PO was not excessive.

AlphaCentric RA—The Board commented that AlphaCentric earned a profit from managing AlphaCentric RA. The Board discussed that AlphaCentric’s profit margins were well-within the industry norm for strategies comparable to that of AlphaCentric RA. The Board concluded that AlphaCentric’s profit in connection with AlphaCentric RA was not excessive.

Economies of Scale. The Board noted that the advisory agreement did not contain breakpoints reducing the fee rate on assets above specified levels, but that shareholders of most AlphaCentric Renewal Funds had benefitted from the respective AlphaCentric Renewal Fund’s expense cap. The Board agreed that breakpoints may be an appropriate way for AlphaCentric to share economies of scale with an AlphaCentric Renewal Fund and its shareholders if the AlphaCentric Renewal Fund experienced significant growth in assets. The Board noted that no AlphaCentric Renewal Fund had reached such levels and agreed to revisit the issue of breakpoints at the advisory agreement’s next renewal.

Conclusion. Having requested and received such information from AlphaCentric as the Board believed to be reasonably necessary to evaluate the terms of the management agreement, and as assisted by the advice of counsel, the Board concluded that renewal of the management agreement was in the best interests of each AlphaCentric Renewal Fund and its respective shareholders.

AlphaCentric Funds
Additional Information (Unaudited)(Continued)
September 30, 2020

Consideration and Renewal of Sub-Advisory Agreement between AlphaCentric Advisors LLC and Garrison Point Capita, LLC with respect to the AlphaCentric Income Opportunities Fund

In connection with a meeting held on May 6, 2020 the Board of Trustees (the “Board”) of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of a sub-advisory agreement (the “Sub-Advisory Agreement”) between AlphaCentric Advisors LLC (“AlphaCentric”) and Garrison Point Capital, LLC (“Garrison Point”), with respect to the AlphaCentric Income Opportunities Fund (“AlphaCentric IO”).

The Board was assisted by legal counsel throughout the review process. The Board relied upon the advice of legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the renewal of the Sub-Advisory Agreement.

The Trustees reviewed Garrison Point’s responses to a series of questions regarding, among other things, Garrison Point’s services provided to the AlphaCentric IO, comparative fee and expense information, and Garrison Point’s profitability from managing the AlphaCentric IO.

Nature, Extent and Quality of Services. The Board recognized the breadth of the collective experience of Garrison Point’s key personnel servicing AlphaCentric IO and Garrison Point’s strong reputation in the industry. The Board acknowledged that Garrison Point performed portfolio monitoring, research, analysis and trade execution on behalf of AlphaCentric IO. The Board noted Garrison Point’s expertise with respect to non-routine investments, had a strong record on valuation reporting and assistance to the valuation committee, and that it evaluated its broker-dealers annually to ensure best execution. The Board commented that Garrison Point reviewed and approved monthly compliance checklist reports to ensure compliance with AlphaCentric IO’s investment limitations. The Board acknowledged the strong efforts by Garrison Point in conjunction with the advisor to manage AlphaCentric IO’s liquidity throughout the volatility of the first calendar quarter of 2020. The Board remarked that AlphaCentric had reported no material compliance or litigation matters since the sub-advisory agreement’s most recent renewal. After further discussion, the Board concluded that Garrison Point had the resources to continue providing high quality service to AlphaCentric IO and its shareholders.

Performance. The Board recognized that, as of February 29, 2020, AlphaCentric IO had outperformed its peer group, Morningstar category and the Bloomberg Barclays U.S. Aggregate Bond Index across all periods, which the advisor attributed to Garrison Point’s proprietary models, allocation decisions and bond selections. The Board discussed that as of April 15, 2020, AlphaCentric IO had significantly underperformed the benchmark as a result of the market downturn in response to the COVID-19 pandemic. The Board observed that AlphaCentric IO’s performance had already begun recovering from its bottom on March 25, 2020. The Board discussed that AlphaCentric IO had navigated the market crisis well and, due to Garrison Point’s efforts on behalf of AlphaCentric IO, was able to meet all redemptions on time. The Board concluded that the performance of AlphaCentric IO was acceptable.

AlphaCentric Funds
Additional Information (Unaudited)(Continued)
September 30, 2020

Fees and Expenses. The Board noted that AlphaCentric charged an advisory fee of 1.50% for AlphaCentric IO and that 50% of the net advisory fee was paid to Garrison Point. The Board acknowledged that Garrison Point’s sub-advisory fee for AlphaCentric IO was lower than the fees Garrison Point charged to its other accounts. The Board discussed the allocation of fees between the AlphaCentric and Garrison Point relative to their respective duties and other factors and agreed the allocation for AlphaCentric IO was appropriate. The Board concluded that the sub-advisory fee received by Garrison Point for AlphaCentric IO was not unreasonable.

Profitability. The Board remarked that Garrison Point earned a profit from sub-advising AlphaCentric IO. The Board discussed that Garrison Point was organized as a limited liability company, and AlphaCentric IO’s portfolio managers were members who were compensated primarily from Garrison Point’s profits. The Board recognized that Garrison Point’s net profits would be substantially reduced if those payments were reflected in the profit analysis provided to the Board. After further discussion of the profits based on net income as well as a percent of total fees paid, the Board determined that Garrison Point’s profit in connection with AlphaCentric IO was not excessive.

Economies of Scale. The Board considered whether Garrison Point had realized economies of scale with respect to the sub-advisory services provided to AlphaCentric IO. The Board agreed that this was primarily an advisor-level issue and should be considered with respect to the overall management agreement taking into consideration the impact of the sub-advisory expense. The Board concluded that, based on the current size of AlphaCentric IO, Garrison Point may be benefitting from some economies of scale which the Board would continue to monitor.

Conclusion. Having requested and received such information from Garrison Point as the Board believed to be reasonably necessary to evaluate the terms of the sub-advisory agreement between the AlphaCentric and Garrison Point, and as assisted by the advice of counsel, the Board concluded that renewal of the Sub-Advisory Agreement was in the best interests of AlphaCentric IO and its shareholders.

AlphaCentric Funds
ADDITIONAL INFORMATION (Unaudited)
September 30, 2020

Liquidity Risk Management Program (Unaudited)

The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Funds’ liquidity risk, taking into consideration, among other factors, the Funds’ investment strategies and the liquidity of their portfolio investments during normal and reasonably foreseeable stressed conditions; their short and long-term cash flow projections; and their cash holdings and access to other funding sources.

During the six months ended September 30, 2020, the Trust’s Liquidity Program Administrator, which is a committee (the “Committee”), and the Board reviewed the Funds’ investments and they determined that, generally, the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Board and Committee concluded that (i) the Funds’ liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Funds’ liquidity risk management program has been effectively implemented.

AlphaCentric Funds
Additional Information (Unaudited)
September 30, 2020

Reference is made to the Prospectus and the Statement of Additional Information for more detailed descriptions of the Management Agreement, Services Agreement and Distribution and/or Service (12b-1) Plan, tax aspects of the Funds and the calculation of the net asset value of shares of the Funds.

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Forms N-PORT are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-PORT may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-844-223-8637; and on the Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-844-223-8637; and on the Commission’s website at http://www.sec.gov.

PRIVACY NOTICE

Mutual Fund Series Trust

Rev. June 2011

FACTS	WHAT DOES MUTUAL FUND SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Mutual Fund Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund Series Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-866-447-4228

PRIVACY NOTICE

Mutual Fund Series Trust

What we do:
How does Mutual Fund Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund Series Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust has no affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Mutual Fund Series Trust doesn’t jointly market.

Mutual Fund Series Trust
4221 North 203rd Street, Suite 100
Elkhorn, Nebraska 68022-3474

MANAGER
AlphaCentric Advisors, LLC
53 Palmeras Street, Suite 601
San Juan, PR 00901

ADMINISTRATOR
Gemini Fund Services, LLC
4221 North 203rd Street, Suite 100
Elkhorn, Nebraska 68022-3474

TRANSFER AGENT
Gemini Fund Services, LLC
4221 North 203rd Street, Suite 100
Elkhorn, Nebraska 68022-3474

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd
151 N. Franklin St.
Suite 575
Chicago, IL 60606

LEGAL COUNSEL
Thompson Hine LLP
41 South High Street
Suite 1700
Columbus, OH 43215

CUSTODIAN BANK
U.S. Bank Trust
RiverCenter (Schlitz Park)
15555 N Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable to open-end investment companies.

Item 9. Submission of Matters to a Vote of Security Holder. None.

Item 10. CONTROLS AND PROCEDURES.

(a)	The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 12. EXHIBITS

(1)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(2)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual Fund Series Trust

By Jerry Szilagyi	/s/ Jerry Szilagyi__________
President,
Date: December 08, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Jerry Szilagyi	/s/ Jerry Szilagyi___________
President
Date: December 08, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Erik Naviloff	/s/ Erik Naviloff_____________
Treasurer
Date: December 08, 2020